SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

United Financial Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 23, 2015

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of United Financial Bancorp, Inc. (the “Company”). The meeting will be held at the Springfield Sheraton, One Monarch Place, Springfield, Massachusetts 01144 on Thursday, May 21, 2015 at 2:00 p.m.

At the Annual Meeting you will be asked to: (1) elect three Directors; (2) consider and approve an advisory (non-binding) proposal on the Company’s executive compensation; (3) consider and approve an advisory (non-binding) proposal on the frequency of submission of the vote regarding the Company’s executive compensation; (4) approve the amendment of the Certificate of Incorporation to eliminate the 80% super majority vote on certain Certificate of Incorporation amendments; (5) approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock; (6) approve an amendment to the Certificate of Incorporation to allow for the conversion of the Company from Connecticut to Delaware; (7) ratify the appointment of Wolf & Company, P.C. as our independent auditors for the current year; and (8) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors unanimously recommends that you vote FOR the election of the Board’s nominees for election as Directors; FOR the pay package; FOR the annual vote on the pay package; FOR the amendment of the Certificate of Incorporation to eliminate the 80% super majority vote; FOR the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock; FOR the amendment to the Certificate of Incorporation to allow for the conversion of the Company from Connecticut to Delaware and FOR the ratification of Wolf & Company, P.C. as our independent auditors.

We encourage you to read the accompanying Proxy Statement, which provides information regarding United Financial Bancorp, Inc. and the matters to be voted on at the Annual Meeting. We have also enclosed a copy of our 2014 Annual Report to Shareholders, which includes United Financial Bancorp, Inc.’s Annual Report to the SEC on Form 10-K for the year ended December 31, 2014.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

William H. W. Crawford, IV
Chief Executive Officer

UNITED FINANCIAL BANCORP, INC.

45 Glastonbury Boulevard, Glastonbury, CT 06033

866-959-2265

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 21, 2015

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of United Financial Bancorp, Inc. (the “Company” or “United”), the holding company for United Bank (the “Bank”), will be held on Thursday, May 21, 2015, at 2:00 p.m., at the Springfield Sheraton, One Monarch Place, Springfield, Massachusetts 01144 for the following purposes:

1.	To elect three (3) Directors of the Company.

2.	To consider and approve an advisory (non-binding) proposal on the Company’s executive compensation.

3.	To consider and approve an advisory (non-binding) proposal on the frequency of submission of the vote regarding the Company’s executive compensation.

4.	To approve the amendment of the Certificate of Incorporation to eliminate the 80% super majority vote on certain Certificate of Incorporation amendments.

5.	To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 120,000,000.

6.	To approve an amendment to the Certificate of Incorporation to allow for the conversion of the Company from the State of Connecticut to Delaware.

7.	To ratify the appointment of Wolf & Company, P.C. as independent auditors of the Company for the year ending December 31, 2015.

8.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

Pursuant to the Company’s bylaws, the Board of Directors of the Company has fixed the close of business on March 9, 2015, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Marliese L. Shaw

Marliese L. Shaw
Corporate Secretary

Glastonbury, Connecticut

March 23, 2015

UNITED FINANCIAL BANCORP, INC.

45 Glastonbury Boulevard, Glastonbury, CT 06033

866-959-2265

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Financial Bancorp, Inc. (the “Company” or “United”), the holding company for United Bank (the “Bank”), to be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) which will be held at the Springfield Sheraton, One Monarch Place, Springfield, Massachusetts 01144 on Thursday, May 21, 2015 at 2:00 p.m., and at any adjournment thereof. This Proxy Statement is expected to be first mailed to shareholders on or about March 23, 2015.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

The Annual Meeting has been called for the following purposes: (1) to elect three Directors of the Company; (2) to consider and approve an advisory (non-binding) proposal on the Company’s executive compensation; (3) to consider and approve an advisory (non-binding) proposal on the frequency of submission of the vote regarding the Company’s executive compensation; (4) to approve the amendment of the Certificate of Incorporation to eliminate the 80% super majority vote on certain Certificate of Incorporation amendments; (5) to approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 120,000,000; (6) to approve an amendment to the Certificate of Incorporation to allow for the conversion of the Company from the State of Connecticut to Delaware; (7) to ratify the appointment of Wolf & Company, P.C. as our independent auditors for the year ending December 31, 2015; and (8) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

If you vote using the enclosed form of proxy, your shares will be voted in accordance with the instructions indicated. Executed but unmarked proxies will be voted FOR the election of the Board’s nominees as Directors; FOR the compensation package; FOR the annual vote on the pay package; FOR the amendment of the Certificate of Incorporation to eliminate the 80% super majority vote; FOR the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock; FOR the amendment to the Certificate of Incorporation to allow for the conversion of the Company from Connecticut to Delaware and FOR the ratification of the appointment of United’s independent auditors. Except for procedural matters incident to the conduct of the Annual Meeting, the Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy on such matters as determined by a majority of the Board of Directors.

SOLICITATION OF PROXIES

All costs of the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, Directors, officers and other employees of the Company or the Bank may solicit proxies personally, by telephone or other means without additional compensation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock. The Company has also retained Morrow & Co., LLC, a proxy soliciting firm, to assist in the solicitation of proxies at a fee of $12,500, plus reimbursement of certain out-of-pocket expenses.

REVOCATION OF PROXIES

Shareholders who execute proxies retain the right to revoke them. A shareholder giving a proxy may revoke it at any time prior to its exercise by (i) filing with the Secretary of the Company written notice of revocation, (ii) submitting a duly-executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. Unless so revoked, the shares represented by the proxies will be voted according to the shareholder’s instructions on the proxy or, if no instructions are given, in favor of the proposals described in this Proxy Statement. In addition, shares represented by proxies will be voted as directed by the Board of Directors with respect to any other matters that may properly come before the Annual Meeting or any adjournment. Proxies solicited by this Proxy Statement may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

WHO CAN VOTE

Only shareholders of record as of the close of business on March 9, 2015, are entitled to vote at the Annual Meeting. As of March 9, 2015, there were approximately 49,276,522 shares of common stock, no par value (the “Common Stock”), issued and outstanding. The Company has no other class of securities outstanding at this time. Each share of Common Stock is entitled to one vote except as described below. All votes, whether voted in person or by proxy, will be tabulated by the Company’s Inspector of Elections appointed for the Annual Meeting by the Board of Directors. Abstentions and broker non-votes are counted for purposes of establishing a quorum. Pursuant to the Company’s Certificate of Incorporation, shareholders are not entitled to cumulate their votes for the election of Directors. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting (after subtracting any shares in excess of the Limit described below) is necessary to constitute a quorum.

As provided in the Company’s Certificate of Incorporation, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to vote with respect to shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company’s Certificate of Incorporation authorizes the Board of Directors to (i) make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

VOTING PROCEDURES

There is no cumulative voting for the election of Directors, and they are elected by a plurality of the vote. At the Annual Meeting, three Directors have been nominated for a term of four years. Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares present or represented at the Annual Meeting and entitled to vote on the matter. An abstention by a shareholder present or represented at the Annual Meeting will have the same effect as a vote against the proposal to ratify the appointment of the independent auditors. Broker non-votes, however, are not counted as present and entitled to vote on the proposal, and have no effect on that vote. All of the matters to be voted on except the ratification of the auditors are considered “non-routine” matters. Therefore, if you do not provide your broker or nominee with voting instructions with regard to those matters, your broker or nominee will not be able to vote your shares on these votes. If you prefer, you may vote by using the telephone or Internet. For information on submitting your proxy or voting by telephone or Internet, please refer to the instructions on the enclosed proxy.

Approval of the Company’s Executive Compensation as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement (Proposal 2). Approval of this non-binding advisory vote on the Company’s executive compensation as described in this Proxy Statement requires the affirmative vote of holders of a majority of our common stock present in person or represented by proxy and entitled to vote on the matter. An abstention by a shareholder present or represented at the Annual Meeting will have the same effect as a vote against the proposal to consider and approve the Company’s executive compensation. Broker non-votes, however, are not counted as present and entitled to vote on the proposal, and have no effect on that vote. Because this proposal is advisory, it will not be binding upon the Board of Directors if approved. However, the Compensation Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

Approval of the frequency of submission of a proposal on the Company’s Executive Compensation (Proposal 3). Approval of this non-binding advisory vote which allows shareholders to indicate whether they prefer an advisory vote on named executive compensation once every one (1), two (2), or three (3) years requires the affirmative vote of holders of a majority of our common stock present in person or represented by proxy at the Meeting. Failure to vote or abstaining from voting has the same effect as a vote against. Because this proposal is advisory, it will not be binding upon the Board of Directors if approved. However, the Compensation Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements. We are required to hold the advisory vote on the frequency of the say-on-pay proposal at least once every six years.

Approval of the amendment to the Certificate of Incorporation to eliminate the 80% super majority vote on certain Certificate of Incorporation Sections (Proposal 4). Approval of this proposal requires the affirmative vote of not less than eighty percent (80%) of the total votes eligible to be cast. Failure to vote or abstaining from voting has the same effect as a vote against.

Approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares (Proposal 5). Approval of this proposal requires the affirmative vote of holders of a majority of our common stock, assuming approval of Proposal 4. Failure to vote or abstaining from voting has the same effect as a vote against.

Approval of the amendment to the Certificate of Incorporation to allow for a conversion to a Delaware Corporation from a Connecticut Corporation (Proposal 6). Approval of this proposal requires the affirmative vote of holders of a majority of our common stock, assuming approval of Proposal 4. Failure to vote or abstaining from voting has the same effect as a vote against.

Executed but unmarked proxies will be voted FOR all proposals.

Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters as determined by a majority of the Board of Directors.

Enclosed with this Proxy Statement is United Financial Bancorp, Inc.’s (formerly Rockville Financial, Inc.) Annual Report to Shareholders for the year ended December 31, 2014, which includes United Financial Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014.

CORPORATE GOVERNANCE

General

The Company formerly known as Rockville Financial, Inc. was formed on September 13, 2010 as a state-chartered, stock holding company in anticipation of the second step conversion of its predecessor mutual holding company, Rockville Financial, MHC, Inc. Fifty-five percent of the Company’s common stock was owned by Rockville Financial MHC, Inc., a state-chartered mutual holding company and the Company held all of the common stock of Rockville Bank (the “Bank”).

On March 3, 2011, the Company completed a plan of conversion and reorganization whereby Rockville Financial MHC, Inc. converted from a partially public mutual holding company structure to a fully public stock holding company structure. At that time, Rockville Financial MHC, Inc. ceased to exist and Rockville Bank became a wholly-owned subsidiary of Rockville Financial, Inc.

The Company completed a merger of equals (the “Merger”) with United Financial Bancorp, Inc. (“Legacy United”) on April 30, 2014, was the legal acquirer and changed its name to United Financial Bancorp, Inc. in connection with the Merger. United Bank, a wholly-owned subsidiary of the legacy United Financial Bancorp, Inc., merged with and into Rockville Bank, and Rockville Bank changed its name to United Bank upon legal close. References in this proxy statement to the Company prior to the date of the Merger refer to Pre-Merger Rockville Financial, Inc. (“Rockville” or “Legacy Rockville”).

The business and affairs of the Company are managed by or under the direction of its Board of Directors. Members of the Board of Directors inform themselves of the Company’s business through discussions with its Chief Executive Officer and with other key members of management, by reviewing materials provided to them, and by participating in meetings of the Board of Directors and its committees.

Board Leadership Structure

The Company separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for setting the strategic direction for the Company, providing day-to-day leadership and managing our performance. The Chairman of the Board provides guidance to our Chief Executive Officer, works with our Chief Executive Officer to set the agenda for Board meetings and presides over meetings of the full Board, including executive sessions of the independent directors.

Risk Oversight

The Board of Directors of the Company (the “Board”) has the primary responsibility for general risk oversight of the Company with the Risk Committee of the Bank responsible for monitoring interest rate, credit, liquidity, strategic, technology and operational risk, and the Audit Committee of the Company responsible for monitoring financial risk. The Board, Risk Committee and Audit Committee periodically review Management’s implementation of a comprehensive Risk Management Program to identify, assess, mitigate, monitor, and most importantly communicate risk profiles inherent within the organization. Management assumes the responsibility for identifying and assessing various risks for the Board, Risk Committee and Audit Committee to ensure both proper mitigation and remediation plans are in place as well as compliance with all regulatory guidelines. The Company’s Risk division includes a Chief Risk Officer (“CRO”) whom reports directly to the Chief Executive Officer, as well as a dedicated Information Security Officer, Compliance Officer, Enterprise Risk Manager and BSA/AML Officer reporting to the CRO, and a Director of Internal Audit reporting to the Audit Committee. Numerous initiatives were implemented throughout 2014 to continue to provide the Board, Risk Committee and Audit Committee information in a timely manner to facilitate effective risk mitigation efforts throughout the organization. The Board’s oversight is also augmented by the Risk Management Committee, which is chaired by the CRO, as well as a slate of voting members comprised of Risk Division officers, Information Technology officers, and most members of Executive Management.

As a regulated financial institution, United Bank is examined on a Federal and State mandated schedule, by the respective banking authorities. The results of these examinations are presented to the full Board promptly and fully, along with Management’s formal response as prepared for and forwarded to the respective Federal or State agencies. Any findings and recommendations contained in the Reports of Examination, as well as Internal Audit reports, are promptly implemented for corrective action and formally tracked by the Director of Internal Audit and directly communicated to the Audit Committee. These formalized processes provide a consistent, transparent, very detailed and “strong” review of any areas of concern and serve as additional risk management oversight. Risk management is also incorporated into the Compensation Committee process in the form of a risk assessment for various compensation plans as prepared by the CRO, and presented jointly with the Executive Vice President Chief Human Resources Officer.

Independence of Board of Directors and Members of Its Committees

It is the policy of the Company’s Board of Directors that a majority of its Directors be independent of the Company and its subsidiaries within the meaning of applicable laws and regulations and the listing standards of the NASDAQ Global Select Market. The Governance and Nominating Committee reviews the independence of Board members on an ongoing basis and, at least once a year, makes a determination of each Director’s independence against the independence criteria and delivers a report to the Board.

Since the Company’s formation in 2004 and full conversion in 2011 and for many years prior thereto as a mutual savings bank, the Company’s Board of Directors has been chaired by an independent member of the Board. The Chairman of the Board works with the Chief Executive Officer on Board procedures so as to maintain objectivity while at the same time taking advantage of the banking experience and insight of management in order to make effective use of the Board for the Company’s benefit. The Board believes it important to retain the flexibility to allocate the responsibilities of the office of Chairman of the Board in any manner that it determines from time to time to be in the best interests of the Company.

The Holding Company’s Board of Directors has affirmatively determined that the Directors nominated for election at the Annual Meeting, all Directors of the Company whose terms continue and all former Directors of the Company who served in that position during 2014, are independent, with the exception of William H. W. Crawford, IV, the Company’s Chief Executive Officer. The Company’s Board of Directors has also affirmatively determined the Board’s Audit Committee is comprised entirely of independent Directors within the meaning of applicable laws and regulations, the listing standards of the NASDAQ Global Select Market and the Company’s corporate guidelines as set forth in the Company’s Audit Committee Charter. The Audit Committee Charter can be found on the Company’s website under the link entitled “Corporate Overview - Governance Documents” at www.unitedfinancialinc.com. This document also can be requested in print by writing to Marliese L. Shaw, Corporate Secretary and Investor Relations, United Financial Bancorp, Inc., 45 Glastonbury Boulevard, Glastonbury, CT 06033. Ms. Shaw can be reached by e-mail at: mshaw@bankatunited.com. In addition, the Company’s Board of Directors has affirmatively determined that the Board’s Compensation Committee and Governance and Nominating Committee are comprised entirely of independent Directors within the meaning of applicable laws and regulations, and the listing standards of the NASDAQ Global Select Market.

Independence Standards

As described above, the Company’s Board of Directors examines the independence of its members annually. In order for a Director to be considered independent, the Board must determine that the Director has no material relationship with the Company or its affiliates, either directly or as a partner, shareholder or officer of an organization that has such a material relationship. At a minimum, a Director will not be considered independent if, among other things, the Director:

1.	Has been employed by the Company or its affiliates in the current year or past three years.

2.

Has accepted, or has an immediate family member who has accepted, any compensation from the Company or its affiliates in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence (except for board services, retirement plan benefits, non-discretionary compensation or loans made by the Bank in accordance with applicable banking regulations).

3.	Has an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer.

4.	Has been or has an immediate family member who has been, a partner in, a controlling shareholder or an executive officer of any organization to which the Company made or from which it received,

payments (other than those which arise solely from investments in the Company’s securities or under non-discretionary charitable contribution matching programs) that exceed five percent of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three fiscal years.

5.

Has been or has an immediate family member who has been employed as an executive of another entity where any of the Company’s executives serve or have served during the past three years on that entity’s compensation committee.

6.

Is or has an immediate family member who is a current partner of the Company’s outside auditor, or was a partner or an employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

Board Meetings and Committees

The business of the Company’s and the Bank’s Boards of Directors is conducted through regularly scheduled meetings and activities of the Boards and their committees. During 2014, the Board of Directors of the Company held twelve (12) regular meetings and six (6) special meetings. No Director attended fewer than 75% of the aggregate of the Company’s Board and committee meetings in 2014, of which he or she was a member, during the period he or she was a Director and a committee member.

Director Attendance at Annual Meetings of Shareholders

It is the Company’s policy to encourage the attendance of each member of the Board of Directors at the Company’s Annual Meeting of Shareholders. The Company expects all of its Directors to attend the Annual Meeting. Last year, all but two of the Directors attended the 2014 Annual Meeting.

Committees of the Boards of Directors

The Company’s Board of Directors has four committees as described below: the Audit Committee, the Compensation Committee, the Executive Committee and the Governance and Nominating Committee. The Bank’s Board of Directors has a Risk Committee in addition to the four committees described above. The current members of the committees of the Boards of Directors of the Company and the Bank are as follows:

Committees of the Board of Directors of the Company

Executive Committee	Governance and Nominating	Compensation Committee
Michael A. Bars	Committee	Paula A. Aiello
Michael F. Crowley	Paula A. Aiello	Kristen A. Johnson, Chair
Kristen A. Johnson	Michael A. Bars, Vice Chair	Carol A. Leary, Vice Chair
Carol A. Leary	Michael F. Crowley, Chair	Raymond H. Lefurge, Jr.
Raymond H. Lefurge,Jr., Vice Chair	Kristen A. Johnson
Stuart E. Magdefrau	Carol A. Leary
Kevin E. Ross	Raymond H. Lefurge, Jr.
Robert A. Stewart, Jr., Chair	Stuart E. Magdefrau
Robert A. Stewart, Jr.

Audit Committee
Paula A. Aiello
Michael F. Crowley(1)
Raymond H. Lefurge, Jr.(2)
Stuart E. Magdefrau, Vice Chair
Kevin E. Ross, Chair

Committees of the Board of Directors of the Bank

Executive Committee	Audit Committee	Compensation Committee
Michael A. Bars	Paula A. Aiello	Paula A. Aiello
Michael F. Crowley	Michael F. Crowley(1)	C. Perry Chilberg
Kristen A. Johnson	David A. Engelson	Carol Moore Cutting
Carol A. Leary	Raymond H. Lefurge, Jr.(2)	Kristen A. Johnson, Chair
Raymond H. Lefurge,Jr., Vice Chair	Stuart E. Magdefrau, Vice Chair	Carol A. Leary, Vice Chair
Stuart E. Magdefrau	David J. O’Connor	Raymond H. Lefurge, Jr.
Kevin E. Ross	Rosemarie Novello Papa	Rosemarie Novello Papa
Robert A. Stewart, Jr., Chair	Kevin E. Ross, Chair
Richard M. Tkacz

Governance and Nominating
Committee	Risk Committee
Paula A. Aiello	Michael A. Bars, Chair
Michael A. Bars, Vice Chair	C. Perry Chilberg
Michael F. Crowley, Chair	Carol Moore Cutting
Kristen A. Johnson	David J. O’Connor, Vice Chair
Carol A. Leary	Richard M. Tkacz
Raymond H. Lefurge, Jr.
Stuart E. Magdefrau
Robert A. Stewart, Jr.

    (1)     Mr. Crowley ended his service on the Company’s and Bank’s Audit Committee effective March 10, 2015.

    (2)     Mr. Lefurge began his service on the Company’s and Bank’s Audit Committee effective March 10, 2015.

The Audit Committee of the Company’s Board of Directors meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal audit, compliance and financial reporting matters. This committee met nine (9) times during the year ended December 31, 2014. Each member of the Audit Committee is independent in accordance with the listing standards of the NASDAQ Global Select Market and the Securities and Exchange Commission’s (“SEC”) Audit Committee independence standards. The Board of Directors has determined that Mr. Lefurge and Mr. Magdefrau are audit committee financial experts under the rules of the SEC. The Audit Committee acts under a written charter adopted by the Board of Directors. The Audit Committee Charter can be found on the Company’s website under the link entitled “Corporate Overview - Governance Documents” at www.unitedfinancialinc.com. This document also can be requested in print by writing to Marliese L. Shaw, Corporate Secretary and Investor Relations, United Financial Bancorp, Inc., 45 Glastonbury Boulevard, Glastonbury, CT 06033. Ms. Shaw can be reached by e-mail at: mshaw@bankatunited.com. All of the members of the Audit Committee have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements.

The Compensation Committee of the Company’s Board of Directors met thirteen (13) times during the year ended December 31, 2014. The Compensation Committee acts under a written charter adopted by the Board of Directors. The Compensation Committee Charter can be found on the Company’s website under the link entitled “Corporate Overview - Governance Documents” at www.unitedfinancialinc.com. This document also can be requested in print by writing to Marliese L. Shaw, Corporate Secretary and Investor Relations, United Financial Bancorp, Inc., 45 Glastonbury Boulevard, Glastonbury, CT 06033. Ms. Shaw can be reached by e-mail at: mshaw@bankatunited.com.

The Executive Committee of the Company’s Board of Directors was formed upon legal close of the Merger and met five (5) times during the year ended December 31, 2014. The Executive Committee acts under a written charter adopted by the Board of Directors. The Executive Committee Charter can be found on the Company’s website under the link entitled “Corporate Overview - Governance Documents”

at www.unitedfinancialinc.com. This document also can be requested in print by writing to Marliese L. Shaw, Corporate Secretary and Investor Relations, United Financial Bancorp, Inc., 45 Glastonbury Boulevard, Glastonbury, CT 06033. Ms. Shaw can be reached by e-mail at: mshaw@bankatunited.com.

The Risk Committee of the Bank’s Board of Directors was formed upon legal close of the Merger and met five (5) times during the year ended December 31, 2014. The Risk Committee assumes the prior responsibilities of the Asset/Liability Committee and the Lending Committee, and acts under a written charter adopted by the Board of Directors of the Bank. The Risk Committee Charter can be found on the Company’s website under the link entitled “Corporate Overview - Governance Documents” at www.unitedfinancialinc.com. This document also can be requested in print by writing to Marliese L. Shaw, Corporate Secretary and Investor Relations, United Financial Bancorp, Inc., 45 Glastonbury Boulevard, Glastonbury, CT 06033. Ms. Shaw can be reached by e-mail at: mshaw@bankatunited.com.

Compensation Committee Interlocks and Insider Participation

Each member of the Compensation Committee of the Company’s Board of Directors is independent in accordance with the listing standards of the NASDAQ Global Select Market. There were no Compensation Committee “interlocks” during 2014, which generally means that no executive officer of the Company served as a member of the compensation committee or board of directors of another non-tax-exempt company, an executive officer of which serves on the Company’s Compensation Committee.

The Governance and Nominating Committee and Selection of Nominees for the Board

The Company has adopted a Governance and Nominating Committee Charter. The Governance and Nominating Committee Charter can be found on the Company’s website under the link entitled “Corporate Overview - Governance Documents” at www.unitedfinancialinc.com. This document also can be requested in print by writing to Marliese L. Shaw, Corporate Secretary and Investor Relations, United Financial Bancorp, Inc., 45 Glastonbury Boulevard, Glastonbury, CT 06033. Ms. Shaw can be reached by e-mail at: mshaw@bankatunited.com. This Charter sets forth the procedure for selecting (i) Director nominees for election and/or re-election to the Board of Directors at the annual meeting of shareholders, (ii) candidates to fill vacancies on the Board in between annual meetings of shareholders, and (iii) Board members for membership on Board committees. This committee met six (6) times during the year ended December 31, 2014.

The Governance and Nominating Committee is responsible for recommending current Directors for re-nomination and for identifying and recruiting Director candidates as needed. Director candidates are recommended based upon their character and track record of accomplishments in leadership roles as well as their professional and corporate experience, skills and expertise; and more specifically based upon their observance of the highest standards of business and personal ethics and integrity, their active support of community activities in our market area, and their willingness to participate in appropriate business development efforts and Bank outreach events. Current Directors whose terms are expiring and those persons nominated by shareholders, if any, are reviewed under similar considerations, and also based on contribution, change of status and commitment to the Company. The Governance and Nominating Committee seeks to align Board composition with the Company’s strategic direction so that the Board’s members bring skills, experience and background that are relevant to the key strategic and operational issues that they will review, oversee and approve. Because being the best community bank in our market is a cornerstone of United Bank’s strategic direction, community outreach and community leadership are important considerations in reviewing and selecting director candidates. Because the Company is a financial institution, familiarity with financial matters and business acumen are other important considerations. The Governance and Nominating Committee and the other members of the Board view the Company’s Board of Directors as a deliberative body and seek members who are willing to learn from each other and deliberate issues as they arise. The Governance and Nominating Committee completes an evaluation of the Board and its Committees annually and presents those results to the Company’s Board of Directors.

The Company does not have a diversity policy relating to Board membership, nor has it articulated a specific definition of diversity in this context.

During the period extending from April 30, 2014 through the 2017 annual meeting of shareholders (the “Three-Year Period”), but excluding nominations with respect to the 2017 annual meeting of shareholders, the Governance and Nominating Committee is authorized to propose Director nominees for election and/or re-election to the Board in accordance with applicable federal securities laws and applicable stock exchange listing regulations, by majority vote of the Legacy Rockville Directors serving on the Governance and Nominating Committee (with respect to election of a successor to a Legacy Rockville Director) or by majority vote of the Legacy United Directors serving on the Governance and Nominating Committee (with respect to election of a successor to a Legacy United Director), as the case may be. In filling any vacancy on the Board of Directors during the Three-Year Period, the Board must consider only nominees recommended by the Governance and Nominating Committee.

Each nominee for election as a Director at the annual meeting described below under “Election of Directors (Proposal 1)” was recommended to the Board by the Governance and Nominating Committee in accordance with the procedures set forth above. In determining to recommend re-election of those Directors whose terms expire in 2015, the Governance and Nominating Committee and the Board reviewed the specific credentials of the three (3) nominees and the general skill set and experience of the Board. Although the Governance and Nominating Committee may choose to recommend an increase in Board size in the future, it also determined that the seven (7) remaining Directors, including the nominees, collectively have the requisite skill sets and experience to enable the Board to operate effectively. Although the Governance and Nominating Committee and Board considered all aspects of the nominees’ credentials and experience, the following attributes were influential in its determination:

Ms. Aiello is the Chief Financial Officer and Vice President of Administration for Youth Opportunities Upheld, Inc. in Worcester, Massachusetts. She is a certified public accountant and is a member of the Massachusetts Society of Certified Public Accountants, the American Institute of Certified Public Accountants and the Central Massachusetts Financial Executives Organization. Her financial and leadership experience are valuable to the Board’s overall capabilities.

Dr. Leary is the President of Bay Path University, located in Longmeadow, Massachusetts, and serves on the board of directors of several major area not-for-profit organizations, including serving as a member of the compensation committee for a major charitable foundation located in Company’s local community. As the leader of a complex organization with hundreds of employees, Dr. Leary’s executive experience, as well as her extensive knowledge of community affairs, is valuable to the Board’s overall capabilities.

Mr. Ross is the vice president and treasurer of an insurance agency located in Holyoke, Massachusetts and has served on the board of directors of many civic associations and non-profit corporations over the years. His experience in the insurance and financial services industries, and his long time significant leadership and involvement in community service are valuable to the Board’s overall capabilities.

The seven (7) remaining members of the Company’s Board are currently serving terms that expire in 2016, 2017 and 2018. The Governance and Nominating Committee and the Board do not consider the qualifications of these individuals annually. However, in reviewing the candidates for nomination or re-nomination each year, the Governance and Nominating Committee and Board do consider the mix of talents and experience of the entire Board. Among other things, the Governance and Nominating Committee and the Board consider the following qualities or experience of those members whose terms expire in 2016, 2017 and 2018 to be significant and relevant:

Mr. Bars is a partner with one of the largest law firms headquartered in Vernon, Connecticut and has served on the boards of directors of numerous community organizations. His legal and community service experience are valuable to the Board’s overall capabilities.

Mr. Crawford, Chief Executive Officer joined the Company in January 2011 as Senior Executive Vice President of United Financial Bancorp, Inc. (formerly Rockville Financial, Inc.) and United Bank (formerly Rockville Bank) and held this position until former President and Chief Executive Officer William J. McGurk’s planned retirement in April 2011, at which time Mr. Crawford became the President and Chief Executive Officer of both entities. Prior to joining the Company, Mr. Crawford served in numerous executive roles with Wells Fargo Bank, Wachovia Bank, and SouthTrust Bank from 1997 to 2010 including: Executive Vice President, Commercial Banking, Eastern Virginia, Regional President/Executive Vice President in four different markets: Raleigh/Durham, Southeast Florida, Greensboro/Winston Salem, and Norfolk/Virginia Beach. Mr. Crawford has 25 years of industry experience including leading regional banks exceeding $4 billion in deposits and 1,000+ employee organizations.

Mr. Crowley is the president of a real estate appraisal firm located in Wilbraham, Massachusetts and has extensive experience in valuing commercial real estate throughout the region. His real estate subject matter expertise and community service experience are valuable to the Board’s overall capabilities.

Ms. Johnson is the Vice President of Human Resources and Corporate Secretary of Connecticut Water Services, Inc. Prior to joining Connecticut Water Services, Inc., she served as Senior Vice President, Human Resources and Organizational Development Officer at Rockville Bank from 1996 to 2007. Her human resources leadership and banking and related business experience, as well as her community service experience, are valuable to the Board’s overall capabilities.

Mr. Lefurge is a certified public accountant and the president of an accounting firm located in Vernon, Connecticut. He is in public practice for over 44 years, and is a member of the American Institute of Certified Public Accountants and Connecticut Society of Certified Public Accountants. He also is an “audit committee financial expert” under the rules of the SEC. His financial and leadership experience are valuable to the Board’s overall capabilities.

Mr. Magdefrau is a certified public accountant practicing with an accounting firm that he founded, located in Vernon, Connecticut. He also is an “audit committee financial expert” under the rules of the SEC. His financial and leadership experience are valuable to the Board’s overall capabilities.

Mr. Stewart is the president of an insurance agency located in Springfield, Massachusetts and has served on the board of directors of many civic associations and non-profit corporations, and is currently a director and executive committee member of Behavioral Health Network, Inc. His expertise in matters relating to insurance and financial services and community service experience are valuable to the Board’s overall capabilities.

Shareholder Nominations for the Board

Nominations by shareholders of record will be considered by the Governance and Nominating Committee if such nomination is submitted in writing to the Secretary of the Company either by mail or in person at the principal offices of the Company located at 45 Glastonbury Boulevard, Glastonbury, CT 06033 not less than 100 days prior to any meeting of shareholders called for the election of Directors; provided however, that if fewer than 100 days’ notice of the meeting is given to shareholders, such nomination shall be mailed or delivered in person to the Secretary of the Company prior to the earlier of the close of business on the 10th day following (i) the date on which notice of such meeting was given to shareholders; or (ii) the date on which a public announcement of such meeting was first made.

To be considered, the shareholder’s nomination must contain (i) the name, age, business address and residence address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the total number of shares of common stock of the Company that will be voted for each proposed nominee; (iv) the name and address of the notifying shareholder; (v) the number of shares of common stock of the Company that are beneficially owned by the notifying shareholder; (vi) any other information relating to the proposed nominee as required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (vii) the nominee’s written consent to serve as a Director if elected.

Code of Ethics

The Company’s Standards of Conduct Policy is designed to promote the highest standards of ethical and professional conduct by the Company’s Directors, executive officers, including the principal executive officer, the principal accounting officer and employees, and is adopted annually. The Standards of Conduct Policy requires that the Company’s Directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Standards of Conduct Policy, Directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Standards of Conduct Policy.

The Company also has a Whistleblower Policy, which is incorporated into the Standards of Conduct Policy, that requires Directors, executive officers and employees to comply with appropriate accounting and internal controls and establishes procedures to report any perceived wrongdoing, questionable accounting or auditing matters in a confidential and anonymous manner. The Whistleblower Policy also prohibits the Company from retaliating against any Director, executive officer or employee who reports actual or apparent violations of the Standards of Conduct Policy. In accordance with this policy, communication of reports is directly to the Director of Internal Audit or the Chairman of the Audit Committee. A copy of the Standards of Conduct Policy, including the Whistleblower Policy is available, without charge, upon written request to Marliese L. Shaw, Corporate Secretary and Investor Relations, United Financial Bancorp, Inc., 45 Glastonbury Boulevard, Glastonbury, CT 06033.

Shareholder Communications with the Board

The Company endeavors to ensure that the Board of Directors or individual Directors, if applicable, consider the views of its shareholders, who may communicate with the Board of Directors by sending a letter or an e-mail to the Company’s Secretary, Marliese L. Shaw (mshaw@bankatunited.com) or by written correspondence to the Board of Directors or an individual Director with a copy to Ms. Shaw. All communications to the Board will be reviewed by the Company’s Chairman and Chief Executive Officer, with appropriate recommendations then being made to the Board. The Company believes that this procedure allows the Board to be responsive to shareholder communications in a timely and appropriate manner.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

General

The Audit Committee has appointed Wolf & Company, P.C. as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2015, subject to ratification by the shareholders. In making its selection, the Audit Committee considered whether Wolf & Company, P.C.’s provision of services other than audit services is compatible with maintaining the independence of the Company’s independent accountants. In addition, the Audit Committee reviewed the fees proposed by Wolf & Company, P.C for tax services and other fees for the year ending December 31, 2015, and concluded that those fees are compatible with the independence of Wolf & Company, P.C.

Audit Fees

The Audit Committee reviewed the fees described below for audit related services and tax services and concluded that those fees are compatible with the independence of Wolf & Company, P.C. for the years ended December 31, 2014 and 2013. The following table sets forth the aggregate fees billed by Legacy Rockville’s independent registered public accounting firm, Wolf & Company, P.C. for the years ended December 31, 2014 and 2013:

	December 31,
	2014	2013
	(In Thousands)
Audit Fees(1)	$403	$368
Tax Preparation Fees (2)	67	62
All Other Fees(3)	17	32
Audit-Related Fees(4)	85	55

Total	$572	$517

(1)

Includes estimated fees for the financial statement audit of the Company, the audit of internal control over financial reporting, quarterly reviews and the HUD compliance audits and agreed-upon procedures for United Bank.

(2)	Consists of tax return preparation and tax-related compliance and services.
(3)	Consists of WolfPAC Informational Technology, Customer Information and Financial Reporting risk assessment modules.
(4)	Consists of work related to the Company’s Form S-4 and other filings for the merger with United Financial Bancorp, Inc. and Form S-3 ASR in connection with the subordinated debt issuance.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

Consistent with SEC requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve up to $50,000 in audit and permissible non-audit services. Any decisions by the Chair of the Audit Committee under this delegated authority will be reported at the next meeting of the Audit Committee, and ratification of any action so taken will be sought.

All engagements of the independent auditor to perform any audit services and non-audit services during 2014 were pre-approved by the Audit Committee in accordance with the Company’s Audit Committee Charter. There were no instances where this was waived.

REPORT OF THE AUDIT COMMITTEE

In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Board of Directors of the Company submits this report for 2014.

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. Its responsibilities include appointing, compensating and monitoring the Company’s independent auditors. During 2014, prior to the Merger the Committee was comprised of four (4) directors, Messrs. Magdefrau, Lefurge, Engelson and Tkacz and after the Merger the Committee was comprised of four (4) directors, Ms. Aiello and Messrs. Crowley, Magdefrau and Ross, each of whom is independent as defined by the rules of the NASDAQ Global Select Market and the SEC.

Management is responsible for the Company’s internal controls and financial reporting process. The independent auditors, Wolf & Company P.C., are responsible for performing an independent audit of the

Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Committee met with management and Wolf & Company P.C. to review and discuss the 2014 consolidated financial statements. The Committee also discussed with Wolf & Company P.C. the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Committee also received written disclosures and a letter from Wolf & Company P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Committee discussed with Wolf & Company P.C. the firm’s independence.

Based upon the Committee’s discussions with management and the independent auditors, and the Committee’s review of the presentations of management and the independent auditors, the Committee recommended that the Board of Directors include the audited consolidated financial statements in United Financial Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014, which is expected to be filed with the SEC on March 9, 2015.

March 4, 2015

The Audit Committee:

Kevin Ross, Chairman,

Stuart E. Magdefrau, Vice Chairman

Paula A. Aiello

Michael F. Crowley

ELECTION OF DIRECTORS

(Proposal 1)

The Certificate of Incorporation of the Company provides that the number of Directors shall not be fewer than eight (8) nor more than sixteen (16). Currently, the Board of Directors has set the number of Directors of the Company at ten (10) and of the Bank at sixteen (16). The Company’s Bylaws provide that no person age 70 or older is eligible for election and/or re-election as a Director; provided, however, that, during the Three-Year Period, no Legacy United Director or Legacy Rockville Director who served as a Director as of the closing of the Merger will be ineligible for re-election as a Director by virtue of being aged seventy (70) years or more at the time of re-election.

Three (3) Directors will be elected at the Annual Meeting to serve for four-year terms expiring in 2019. Following the recommendation of the Governance and Nominating Committee, the Board of Directors has recommended and nominated Paula A. Aiello, Carol A. Leary and Kevin E. Ross, current Board members, for re-election as Director. Except as noted below, there are no arrangements known to Management between Paula A. Aiello, Carol A. Leary and Kevin E. Ross and any other person pursuant to which such nominee was selected. In accordance with the Bylaws of the Company adopted in connection with the Merger, Ms. Aiello, Dr. Leary and Mr. Ross are entitled to be nominated at the 2015 Annual Meeting, subject to satisfaction of the Company’s re-nomination policies and criteria applicable to incumbent Directors.

The persons named on the enclosed proxy intend to vote for the election of Ms. Aiello, Dr. Leary and Mr. Ross, unless the proxy is marked by the shareholder to the contrary. If Ms. Aiello, Dr. Leary or Mr. Ross is unable to serve, all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend, or the Board of Directors may determine to reduce the number of directorships to eliminate the resulting vacancy. The Board knows of no reason why Ms. Aiello, Dr. Leary or Mr. Ross might be unavailable to serve. The table below and on the following pages sets forth certain information with respect to Ms. Aiello, Dr. Leary and Mr. Ross, and each Director of the Company continuing in office.

NOMINEES FOR DIRECTOR FOR FOUR YEAR TERM TO EXPIRE IN 2019

	Director
	Age(1)	Since(2)
Paula A. Aiello	52	2008
Ms. Aiello is Chief Financial Officer and Vice President of Administration for Youth Opportunities Upheld, Inc. of Worcester. She is a certified public accountant and is a member of the Massachusetts Society of Certified Public Accountants, the American Institute of Certified Public Accountants and the Central Massachusetts Financial Executives Organization.

Carol A. Leary	67	2001
Dr. Leary is President of Bay Path University, located in Longmeadow, Massachusetts. She serves on the board of directors of several major national, state and area not-for-profit organizations, including serving as a director and member of the compensation committee for a major charitable foundation located in Company’s local community, namely the Frank Stanley Beveridge Foundation.

Kevin E. Ross	62	1991
Mr. Ross is Vice President and Treasurer of Ross Insurance Agency, Inc., located in Holyoke, Massachusetts. He has also served on the board of directors of many civic associations and non-profit corporations over the years.

CONTINUING DIRECTORS (TERMS TO EXPIRE IN 2016)

	Director
	Age(1)	Since(2)
Stuart E. Magdefrau	60	1995
Mr. Magdefrau is a certified public accountant, practicing with the firm of Magdefrau, Renner & Ciaffaglione LLC, CPAs, located in Vernon and West Hartford, Connecticut. He was the founding partner of the firm but no longer has an ownership interest in it. He is a Registered Investment Advisor practicing with the firm Keynote Financial Services, LLC. He currently serves as a director and Treasurer for Strong Family Farm, Inc. and is a past director and Past Treasurer of Ellington Ridge Country Club, Inc. and Ellington Purchasing Corp.

Robert A. Stewart, Jr., Chairman	63	1991
Mr. Stewart is President of Chase, Clarke, Stewart & Fontana, Inc., an insurance agency located in Springfield, Massachusetts. Mr. Stewart has also served on the board of directors of many civic associations and non-profit corporations and is currently a director and executive committee member of Behavioral Health Network, Inc.

CONTINUING DIRECTORS (TERMS TO EXPIRE IN 2017)

	Director
	Age(1)	Since(2)
Michael A. Bars	59	2003
Mr. Bars is a managing partner of the law firm of Kahan, Kerensky & Capossela, LLP, a general practice law firm with offices in Vernon and Mansfield, Connecticut, is on the Board of Directors of The Hundred Club of Connecticut, Inc. and is a past Trustee and Chair of the Board of Trustees of Eastern Connecticut Health Network, Inc.

Kristen A. Johnson	48	2010
Ms. Johnson is the Vice President of Human Resources and Corporate Secretary of Connecticut Water Services, Inc. in Clinton, Connecticut. Prior to joining Connecticut Water Company in 2007, she served as Senior Vice President, Human Resources and Organizational Development Officer at Rockville Bank.

CONTINUING DIRECTORS (TERMS TO EXPIRE IN 2018)

	Director
	Age(1)	Since(2)
William H. W. Crawford, IV	49	2011
Chief Executive Officer Crawford joined the Company in January 2011 as Senior Executive Vice President of United Financial Bancorp, Inc. (formerly Rockville Financial, Inc.) and United Bank (formerly Rockville Bank) and held this position until former President and Chief Executive Officer William J. McGurk’s planned retirement in April 2011, at which time Mr. Crawford became the President and Chief Executive Officer of both entities. Prior to joining the Company, Mr. Crawford served in numerous executive roles with Wells Fargo Bank, Wachovia Bank, and SouthTrust Bank from 1997 to 2010 including: Executive Vice President, Commercial Banking, Eastern Virginia, Regional President/Executive Vice President in four different markets: Raleigh/Durham, Southeast Florida, Greensboro/Winston Salem, and Norfolk/Virginia Beach. Mr. Crawford has 25 years of industry experience including leading regional banks exceeding $4 billion in deposits and 1,000+ employee organizations.

Michael F. Crowley	55	2001
Mr. Crowley is President of Crowley Real Estate Appraisers, Inc. and M.F.C. Systems, Inc., companies that provide commercial real estate appraisal, realty consultation and project management services in the region. He develops and has ownership interests in a number of commercial real estate ventures in the Western Massachusetts region. Mr. Crowley is a current Director and immediate Past President of the Springfield Riverfront Development Corporation, the real estate subsidiary of the Naismith Memorial Basketball Hall of Fame and has served on numerous civic and governmental boards of directors over the past 25 years.

CONTINUING DIRECTORS (TERMS TO EXPIRE IN 2018)

	Director
	Age(1)	Since(2)
Raymond H. Lefurge, Jr., Vice Chairman	64	2003
Mr. Lefurge is a certified public accountant and is a member of the American Institute of Certified Public Accountants and Connecticut Society of Certified Public Accountants. He is the sole shareholder of the auditing, tax and accounting services firm of Lefurge & Gilbert, PC, CPAs, located in Vernon, Connecticut, where he also holds the position of President. Mr. Lefurge previously served as a director of a local publicly traded community bank and served as their Audit Committee Chairman. In addition, he currently serves as a member of the Audit and Corporate Compliance Committee and the Planning Committee of Eastern Connecticut Health Network, a local health network. He also serves as trustee of an educational trust for the benefit of students of Vernon, Connecticut.

(1)	Ages presented are as of December 31, 2014.
(2)

The reported date is the date the individual became a Director of Rockville Bank or United Bank. Each of Ms. Aiello, Dr. Leary and Messrs. Ross, Stewart and Crowley joined the Board of Directors of the Company upon the closing of the Merger on April 30, 2014.

INFORMATION ABOUT EXECUTIVE OFFICERS

Executive Officers of United Financial Bancorp, Inc.

The following individuals are the executive officers of United Financial Bancorp, Inc. and hold the offices set forth below opposite their names.

Name	Age(1)	Position
William H.W. Crawford, IV	49	Chief Executive Officer
Eric R. Newell	35	Executive Vice President, Chief Financial Officer and Treasurer
Marino J. Santarelli	63	Executive Vice President
Mark A. Kucia	51	Executive Vice President
David C. Paulson	52	Executive Vice President
Marliese L. Shaw	50	Executive Vice President, Corporate Secretary and Investor Relations
Elizabeth K. Wynnick	45	Executive Vice President

(1)	Ages presented are as of December 31, 2014.

The executive officers of United Financial Bancorp, Inc. are elected annually and hold office until their respective successors have been elected or until death, resignation, retirement or removal by the Board of Directors. Pursuant to the Company’s Bylaws, the removal of Mr. Crawford from, or the failure to appoint Mr. Crawford to, the Chief Executive Officer position, and any amendment to or termination of any employment agreement with Mr. Crawford, prior to the expiration of the Three-Year Period, requires the affirmative vote of at least two-thirds of the full Board of Directors, excluding Mr. Crawford.

Executive Officers of United Bank

The following individuals are the executive officers of United Bank and hold the offices set forth below opposite their names:

Name	Age(1)	Position
William H.W. Crawford, IV	49	Chief Executive Officer
Eric R. Newell	35	Executive Vice President, Chief Financial Officer and Treasurer
Marino J. Santarelli	63	Executive Vice President, Chief Operating Officer
Dena M. Hall	41	Western Massachusetts Regional President, Chief Marketing Officer
Craig W. Hurty	53	Executive Vice President, Chief Human Resources Officer
Mark A. Kucia	51	Executive Vice President, Chief Credit Officer
Brandon C. Lorey	46	Executive Vice President, Head of Consumer Lending
David C. Paulson	52	Executive Vice President, Head of Wholesale Banking
Marliese L. Shaw	50	Executive Vice President, Corporate Secretary and Investor Relations
Elizabeth K. Wynnick	45	Executive Vice President, Chief Risk Officer
Samir R. Patel	53	Senior Vice President, Chief Technology Officer

(1)	Ages presented are as of December 31, 2014.

The executive officers of United Bank are elected annually and hold office until their respective successors have been elected or until death, resignation, retirement or removal by the Board of Directors.

Biographical Information of Executive Officers of United Who Are Not Directors

Dena M. Hall, Western Massachusetts Regional President, Chief Marketing Officer, joined United Bank in 2005 and served as the Senior Vice President of Marketing and Community Relations until she was promoted to her current position in May, 2014. Prior to joining the Company she was the Marketing Director at Woronoco Savings Bank (now Berkshire Bank) in Westfield, Massachusetts. Ms. Hall also serves as the President of the United Bank Foundation.

Craig W. Hurty, Executive Vice President, Chief Human Resources Officer, joined United Bank in June 2014. Previously, Mr. Hurty was with Aetna, Inc. for fourteen years where he held a variety of executive roles including Vice President, HR Shared Services, HR Head for Business Operations, and Head of Talent Strategies and Services. Prior to Aetna, Mr. Hurty developed his human resources skills in management and staff roles with PacifiCare Health Systems. Mr. Hurty began his career in the executive search and compensation consulting practice of KPMG Peat Marwick and in sales with Northwestern Mutual Life.

Mark A. Kucia, Executive Vice President, Chief Credit Officer, joined Rockville Bank in October 2005 and ran the Commercial Banking Department from August 2007 until March 2014 when he was appointed to his current position. Prior to joining the Bank, Mr. Kucia served as Vice President, Senior Commercial Real Estate Lender at Liberty Bank located in Middletown, Connecticut and worked at Mechanics Bank in Hartford, Connecticut and BayBank in Springfield, Massachusetts, in a variety of roles covering all aspects of commercial banking. Mr. Kucia’s career began at the New York City offices of National Westminster Bank, PLC, on a corporate lending team.

Brandon C. Lorey, Executive Vice President, Head of Consumer Lending, joined Rockville Bank in February 2013 and served as the Senior Vice President, Head of Consumer Lending until April 2014 when he was promoted to his current position. Prior to joining the Bank, Mr. Lorey was the Chief Credit and Lending Officer for H&R Block Bank in Kansas City where he was in charge of loan origination and credit administration. Previously, he served as Senior Vice President at Sovereign Bank in Pennsylvania and held various roles at Chevy Chase Bank, Federal Savings Bank in Maryland, including Vice President of risk, finance, operations, and direct sales.

Eric R. Newell, Executive Vice President, Chief Financial Officer and Treasurer joined Rockville Bank in May 2011 as Vice President, Treasury Officer and was promoted to Senior Vice President, Director of Treasury in March 2012. He was promoted to Executive Vice President, Head of Treasury and Corporate Strategy in May 2013, and to his current position in November 2013. Mr. Newell holds a CFA designation and prior to joining the Bank he served as an analyst at Alliance Bernstein, as an analyst for Fitch Ratings, and as a Bank Examiner with the Federal Deposit Insurance Corporation (“FDIC”), out of the Hartford, Connecticut office.

David C. Paulson, Executive Vice President, Head of Wholesale Banking, joined Rockville Bank in March 2014. Prior to joining the Bank, Mr. Paulson was with Santander Bank N.A. where he was Managing Director and Commercial Banking Executive Vice President. Prior to Santander, Mr. Paulson served as Regional Vice President – Commercial Banking Wells Fargo, as well as Commercial Banking Director, Senior Vice President for Wachovia Bank.

Samir R. Patel, Senior Vice President, Chief Technology Officer, joined Rockville Bank in February 2014. Prior to joining the Bank, Mr. Patel served at a startup bank headquartered in Greenville, South Carolina, where he was Senior Vice President and Chief Information Officer. He was Senior Technology Officer for Wells Fargo during its merger with Wachovia. Prior to Wells, Mr. Patel held several senior roles with Wachovia, Bank of America, and Accenture – a management consulting, technology services and outsourcing company.

Marino J. Santarelli, Executive Vice President, Chief Operating Officer, joined Rockville Bank in July 2011. Prior to joining the Bank, Mr. Santarelli was with Wells Fargo and its predecessor banks for seventeen years, and most recently he served as the Wells Fargo Market Executive and Business Banking Executive for Eastern Virginia.

Marliese L. Shaw, Executive Vice President, Corporate Secretary/Investor Relations, joined Rockville Bank in May 2004 as Vice President, Treasury Officer, was appointed Vice President, Treasury Officer and Investor Relations upon the close of the Company’s initial public offering and was promoted to Senior Vice President, Investor Relations in March 2012 and appointed Senior Vice President, Corporate Secretary and Investor Relations in May 2013. She was promoted to her current position in April 2014. Prior to 2004, Ms. Shaw served as Vice President, Treasury Officer for Tolland Bank, subsidiary of Alliance Bancorp of New England, located in Vernon, Connecticut.

Elizabeth Wynnick, Executive Vice President, Chief Risk Officer, joined Rockville Bank in April 2012 as Senior Vice President, Director of Internal Audit, was promoted to Executive Vice President, Director of Internal Audit in April 2014, and was promoted to her current position in December 2014. Ms. Wynnick holds a CPA and CFSA designation and is licensed to practice law in Connecticut. Prior to joining the Bank, she served as General Auditor of NewAlliance Bank and as Deputy General Auditor of Webster Bank.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The table below sets forth information as of March 9, 2015, with respect to principal beneficial ownership of Common Stock by each Director of the Company and each of the Named Executive Officers, and by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock and with respect to ownership of Common Stock by all Directors and executive officers of the Company and the Bank as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Outstanding Shares(2)

BlackRock, Inc.	3,443,501	(3)	6.99%
55 East 52nd Street
New York, NY 10022

Keeley Asset Management Corp.	2,880,892	(3)	5.85%
111 West Jackson, Suite 810
Chicago, IL 60604

Name of Beneficial Owner	Shares of Common Stock Owned Directly		Shares of Common Stock Owned Indirectly(13)		Shares of Common Stock Underlying Options(4)	Shares of Common Stock Underlying Restricted Stock Shares(5)	Total Shares of Common Stock Beneficially Owned	Percent of Outstanding Shares(2)
Non-Management Directors:
Paula A. Aiello	11,119		-		13,808	-	24,927	*
Michael A. Bars	52,880	(6)	-		31,206	-	84,086	*
Michael F. Crowley	37,333		7,009	(7)	56,360	-	100,702	*
Kristen A. Johnson	31,589		18,160		13,007	-	62,756	*
Carol A. Leary	33,647		-		56,360	-	90,007	*
Raymond H. Lefurge, Jr.	62,286	(8)	13,458	(9)	31,206	-	106,950	*
Stuart E. Magdefrau	42,297	(10)	20,167	(11)	31,206	-	93,670	*
Kevin E. Ross	30,970		-		56,360	-	87,330	*
Robert A. Stewart, Jr.	36,447		7,813	(12)	28,743	-	73,003	*

Named Executive Officers:
William H. W. Crawford, IV	71,109		14,103		349,607	-	434,819	*
Eric R. Newell	16,265		5,357		86,466	-	108,088	*
Marino J. Santarelli	22,612		3,144		135,270	-	161,026	*
David C. Paulson	2,804		-		-	-	2,804	*
Mark A. Kucia	29,495		23,127		145,483	-	198,105	*

All Directors and Executive
Officers as a Group (18 persons)	496,903		117,250		1,157,522	-	1,771,675	3.60%

(*)	Less than 1% of the common stock outstanding.
(1)	Based on information provided by the respective beneficial owners and on filings with the SEC made pursuant to the Securities Exchange Act of 1934.
(2)	Based on approximately 49,276,522 shares of common stock issued and outstanding as of March 9, 2015.
(3)	Based solely on information provided in the Schedules 13G filed with the SEC by BlackRock, Inc. and Keeley Asset Management Corp for United Financial Bancorp, Inc. All shares are held with shared voting and dispositive power.

(4)	Includes shares of underlying options that are presently exercisable or will become exercisable within 60 days after March 9, 2015. Shares subject to options that are presently exercisable or will become exercisable within 60 days after March 9, 2015 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other persons.
(5)	Includes shares of underlying restricted stock shares that will vest and settle within 60 days March 9, 2015. Shares underlying restricted stock that will vest and settle within 60 days after March 9, 2015 are deemed outstanding for purposes of computing the percentage ownership of the person holding such restricted stock, but are not deemed outstanding for purposes of computing the percentage ownership of any other persons.
(6)	Includes 12,133 shares which are pledged.
(7)	Shares held in an IRA Plan account.
(8)	Includes 19,716 shares held jointly with his spouse.
(9)	Includes 11,105 shares held by his spouse and 2,533 shares held in a SEP IRA Plan account.
(10)	Includes 13,650 shares held jointly with his spouse.
(11)	Shares held in an IRA Plan account. (12) Shares held in an IRA Plan account.
(13)	Includes shares allocated to the account of the individuals under the Rockville Bank 401(k) Plan. The respective individuals have vested shares as follows: Ms. Johnson – 18,160 shares; Mr. Crawford – 14,103 shares; Mr. Newell – 5,357 shares, Mr. Santarelli – 3,144 shares and Mr. Kucia – 23,127 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of information furnished to the Company pursuant to Rule 16a-3(e) during the year ended December 31, 2014, all of the Company’s Directors and Executive Officers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 filed all required reports on a timely basis.

COMPENSATION DISCUSSION AND ANALYSIS

In this section we discuss and analyze the compensation of the “Named Executive Officers” including the Chief Executive Officer, the Chief Financial Officer and the three most highly compensated executive officers. In addition, in accordance with SEC rules, we also include our Former President and our Former Chief Risk Officer. The discussion and analysis also includes a description of our decision making process as well as the Company’s compensation philosophy, programs and the material factors affecting our decision making for 2014 compensation.

Our 2014 Named Executive Officers (“NEO”) were

William H.W. Crawford, IV	Chief Executive Officer
Eric R. Newell	Executive Vice President and Chief Financial Officer
Marino J. Santarelli	Executive Vice President and Chief Operating Officer
David C. Paulson	Executive Vice President and Head of Wholesale Banking
Mark A. Kucia	Executive Vice President and Chief Credit Officer
J. Jeffrey Sullivan	Former President
Scott C. Bechtle	Former Executive Vice President and Chief Risk Officer

For additional information regarding compensation of the Named Executive Officers, see “Summary Compensation Table” and other compensation-related tables and disclosure below.

Executive Summary

Transformational Merger of Equals

The prevalent theme for 2014 was the transformational merger of equals between United Financial Bancorp, Inc. and Rockville Financial, Inc. and their banking subsidiaries United Bank and Rockville Bank, completed on April 30, 2014. This brought together two financially strong, well-respected institutions to create a leading New England bank. The Company has preserved the value of the organization as a unified entity and positioned itself to provide superior service to customers while enhancing long term shareholder value. This was accomplished by reporting impressive organic loan growth, materially achieving objectives related to the elimination of redundant expenses, and successfully completing the conversion to one core operating system.

Executive leadership balanced many critical decisions to produce an operating net income of $26.7 million (Non-GAAP) for 2014 compared with $16.3 million for 2013. Although total net income declined year over year by $7.4 million, it occurred against a backdrop of maintaining a disciplined approach to asset quality, new branding and marketing initiatives, organization and branch restructuring, and resolute cultural integration. The Company also completed its Post-Merger objective of conducting a comprehensive review of the purchased loan portfolio by year-end, ensuring a consistent application of risk ratings across the portfolio.

Commercial Banking expanded in the Greater Springfield, Worcester and Fairfield County markets, acquiring respected leaders and commercial loan teams and growing in the fourth quarter by $65 million, or 11% annualized. Leveraging its larger geographic opportunity, the Company reported record quarterly origination volume for residential mortgage loans of $122 million in the fourth quarter, doubling the volume from the previous year. Deposits totaled $4.04 billion at the end of 2014 and held flat over the second half of the year amidst the Company’s conversion processes for its customer base. The Company had a noteworthy rise in fee income derived from United Northeast Financial Advisors, increasing by $810,000 to $1.8 million for the year 2014.

The Company’s Core operating performance, excluding merger and acquisition expenses, places United in the top quartile of the SNL National Thrift Index for EPS Growth. These one-time merger and acquisition expenses involve actions that position the Company for stronger, highly efficient performance in future periods. Taking a longer term perspective, United Financial Bancorp, Inc. maintains a three-year total shareholder return that is at the median of its peer group data. Both leadership and the workforce have demonstrated resiliency in generating favorable results while managing productive change.

Following the Merger, the Company affirmed the compensation philosophy that was adopted in 2012. The executive compensation program design accomplishes the objective of attracting, motivating, and retaining the talent needed to grow revenue and earnings and oversee the platform of a larger enterprise. Executive interests are aligned with shareholders under a robust governance structure that regularly analyzes its practices versus the market and pay relative to performance.

Say on Pay Consideration

At our Annual Shareholder Meeting held on April 26, 2011, our shareholders voted to approve an advisory vote on “say on pay” and “say on pay frequency” (three years) proposals. Based on the voting results, the Board of Directors determined to hold the “say on pay” vote every three years. Our last “say on pay” vote was conducted in 2014 and our shareholders showed support of the Company’s compensation practices with 93% of shares represented at the Annual Shareholder Meeting voting in favor of the proposal. Although the vote is non-binding, the Compensation Committee has considered its result and will continue to review and evolve programs and practices to ensure alignment with emerging best practices and regulatory guidelines. Included herein is a proposal to amend the “say on pay frequency” to annually from every three years.

Key Compensation Decisions

The Company adopted a new compensation philosophy and began applying it to our executive compensation program in 2012. The Company has not made any major changes to our executive compensation program since that time, however market based studies were performed following the Merger. Our executive compensation programs are designed to attract, motivate and retain talent. Our incentive programs are designed to promote pay for performance and reward executives for performance which ultimately creates long-term shareholder value. Annually, we review our compensation philosophy and our pay programs to ensure that our compensation program meets our objectives and aligns with our performance and business strategy while maintaining good corporate governance practices. For 2014, the following compensation decisions were made in consideration of the Company’s sustained strong performance and pending strategic merger of equals with United Financial Bancorp, Inc.

•	Base salary was reviewed and increases were determined to be market competitive.
•	In recognition of our sustained strong performance, the annual incentives were awarded between target and maximum.
•	The annual incentive program continues to use a scorecard approach to measure performance in a balanced manner and reduce unnecessary risk taking.
•	We made annual equity awards with a mix of stock options, time-vesting restricted stock and performance shares to provide a well-balanced perspective on long-term performance.

Corporate Governance Highlights

The Company has maintained important corporate governance polices:

•	Incentive pay was directly connected to Company and individual performance.
•	The equity awards vest over a three or five year time horizon, some of which are only obtained upon meeting certain performance criteria.
•	Executives and Board of Directors are subject to a robust stock ownership policy and are in compliance with it.
•	The employment agreements with Named Executive Officers, except the Chief Executive Officer (“CEO”), have a one-year term and the Committee reviews them annually before renewal.
•	The Change in Control protection in the agreements has a double-trigger provision.
•

The Clawback Policy and the Senior Officer Incentive Compensation Plan (the “SOICP”) include a clawback provision allowing our Board to recoup any excess compensation paid to the Named Executive Officers if the Company restates its financial results upon which an award is based.

The following discussion provides detailed information on the compensation practices related to our Named Executive Officers for fiscal year 2014. All Named Executive Officers of the Company are also Named Executive Officers of the Bank. Equity compensation for Named Executive Officers is paid by the Company while cash compensation and benefits are provided by the Bank. We summarize our philosophy and guiding principles as well as our decision process and the outcomes of that process.

Objectives of the Company’s Compensation Programs and Compensation Philosophy

Our executive compensation programs are designed to enable the Company to attract, motivate and retain talent needed for the Company’s success, reward executives for performance, align executive interests with those of our shareholders, provide competitive compensation and ensure a balanced approach that promotes sound risk management practices.

We plan to achieve these objectives through several guiding principles.

Principles	How we achieve the principles
Provide market competitive compensation that enables the Company to attract and retain executives

•       Competitive base pay ranges are designed to target market median with flexibility to recognize individual performance, experience and contribution.

•       Total compensation is targeted to represent market (i.e. median) for meeting performance with variation in actual total compensation as appropriate to reflect individual and Company performance.

•       Market is defined using a combination of published industry survey sources (representing similar size and scope) and a proxy peer group of banks similar in size and region.

•       Retention of key executives is supported through the use of multi-year vesting schedules for stock.

A significant portion of pay will be performance-based and support our goal to deliver shareholder value

•       Greater than 50% of our total compensation opportunity will be performance-based represented by our short and long-term incentive plans.

•       A portfolio of performance measures will be tied to strategic goals that are intended to deliver shareholder value.

Support a culture of ownership that aligns our executives’ interests with those of shareholders	• Ownership guidelines and holding requirements support our culture of encouraging executives to have significant stock holdings.

Focus on long-term/stock perspective and balanced approach to rewards that supports sound risk management practices

•       Long-term equity compensation supports our goal to align rewards with the time horizon of potential risk.

•       Our total compensation program in aggregate is designed to balance multiple perspectives including short / long term performance, cash / equity, relative / absolute performance and fixed / variable pay.

Risk Assessment

The Company adheres to a conservative and balanced approach to risk. Management and the Board conduct regular reviews of the business to ensure it remains within appropriate regulatory guidelines and practice. In addition, the Company is periodically examined by the Federal Reserve Bank of Boston, the Federal Deposit Insurance Corporation and the Connecticut Department of Banking.

During 2014, the Chief Risk Officer conducted a thorough risk assessment of the Company’s 2014 Pre-Merger and 2014 Post-Merger incentive plans. During 2015, the Chief Risk Officer conducted a thorough risk assessment of the Company’s 2015 proposed plans. The in depth reviews were presented to the Compensation Committee, and, based on the Chief Risk Officer’s review, the Company concluded that the compensation programs provide appropriate balance across many performance measures, have controls on the range of payouts, allow Committee discretion in making awards and ultimately do not pose material risk to the Company. Going forward, the Company will continue to monitor and evolve its programs to ensure they are aligned with emerging regulations and best practices.

Role of the Compensation Committee, Management and the Compensation Consultant in the Executive Compensation Process

Role of the Compensation Committee

The Compensation Committee (the “Committee”) of our Board of Directors is responsible for discharging the responsibilities of the Board of Directors (the “Board”) with regard to determining compensation paid to our Named Executive Officers, as well as all other executive officers (other than payments or benefits that are generally available to all other employees of the Company). During 2014, prior to the Merger, the Committee was comprised of five (5) directors: Ms. Johnson, Ms. Papa and Messrs. Engelson, Chilberg and Lefurge. After the Merger, the Committee was comprised of four (4) directors: Ms. Johnson, Dr. Leary, Ms. Aiello and Mr. Lefurge, each of whom is an independent director under the NASDAQ Global Select Market listing requirements. To fulfill its responsibilities, the Committee meets throughout the year (13 times in 2014) and also takes action by written consent. The Chairman of the Committee reports on Committee actions at meetings of the Company’s Board.

The Committee operates under a written charter that establishes its responsibilities. A copy of the Compensation Committee Charter can be found on the Company’s website at www.unitedfinancialinc.com. The Committee reviews the charter annually to ensure that the scope of the charter is consistent with the Committee’s expected role. Under the charter, the Committee is charged with general responsibility for the oversight and administration of our executive compensation program. Annually, the Committee reviews all compensation components and performance for the Company’s Chief Executive Officer and other executive officers, including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites. In addition to reviewing competitive market values, the Committee examines the total compensation mix, pay-for-performance relationship, and alignment with our compensation philosophy. The Committee also reviews the employment agreements for named executive officers. As the Committee makes decisions regarding the Chief Executive Officer and other executive officers’ compensation, input and data from management and outside advisors are provided for external reference and perspective. While the Chief Executive Officer makes recommendations on other executive officers’ compensation, the Committee is ultimately responsible for approving compensation for all executive officers. The Committee meets regularly in executive session without management.

Role of the Compensation Consultant

Pursuant to its charter, the Committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its compensation consultant. The Committee has access to the funding it needs to solicit advisory services to meet their requirements.

For 2014, the Committee retained Meridian Compensation Partners, LLC (“Meridian”) as its independent executive compensation consultant. Meridian reports directly to the Committee and the Committee may replace Meridian or hire additional consultants at any time. Meridian attends meetings of the Committee, as requested, and communicates with the Chair of the Committee between meetings; however, the Committee makes all decisions regarding the compensation of the Company’s executive officers.

Meridian provides various executive compensation services to the Committee with respect to the Company’s executive officers and other key employees at the Committee’s request. The services Meridian provides include advising the Committee on the principal aspects of the executive compensation program and evolving best practices, and providing market information and analysis regarding the competitiveness of the program design and awards in relationship to its performance.

The Committee regularly reviews the services provided by its outside consultant and believes that Meridian is independent in providing specialized executive compensation consulting services. The Committee conducted a specific review of its relationship with Meridian in 2014, and determined that Meridian’s work for the Committee did not raise any conflicts of interest, and is consistent with the guidance provided under the Dodd-Frank Act, the SEC and the NASDAQ. The Committee continues to monitor the independence of its compensation consultant on a periodic basis.

Role of the Company’s Management

The Company’s Management provides information and input, as requested by the Committee to facilitate decisions related to executive compensation. At the start of each year, the Chief Executive Officer develops proposed Company goals and objectives that are reviewed and approved by the Board of Directors. Performance measures for the incentive plan are derived from the Board approved goals.

Members of management may be asked to provide input relating to potential changes in compensation programs for review by the Committee. The Chief Executive Officer and the Executive Vice President and Chief Human Resources Officer provide the Committee and other advisors with Company information related to the Committee’s needs.

The Committee occasionally requests members of executive management to be present at Committee meetings where executive compensation and Company or individual performance are discussed and evaluated. Executives provide insight, suggestions or recommendations regarding executive compensation; however, only Committee members vote on decisions regarding executive compensation.

The Chief Executive Officer reviews executive performance with the Committee and makes recommendations relating to executive compensation decisions. The Committee meets with the Chief Executive Officer to discuss his own performance and compensation package, but ultimately decisions regarding his package are made solely based upon the Committee’s deliberations. Decisions regarding other executives’ performance and compensation are made by the Committee considering recommendations from the Chief Executive Officer.

Inputs to Committee Decisions

Competitive Benchmarking

Understanding the competitive landscape is a key element the Committee considers in setting program targets and making compensation decisions. The Committee relies on data and advice of Meridian, which provides benchmarking data, best practices information and general education to members of the Committee as needed throughout the year.

A primary data source used in setting a competitive market for the Named Executive Officers is the information publicly disclosed by a custom peer group currently consisting of twenty-five (25) publicly traded banks of similar asset size and region. Due to the Merger, Meridian worked with the Committee to develop a new peer group for 2014 based upon the Post-Merger asset size of $5.1 billion. The revised peer group includes banks and thrifts approximately a half to two times the Company’s assets following the Merger, and includes banks located in the Northeast with median assets of $4.5 billion compared to United’s assets of $5.1 billion. The peer group was approved by the Committee and served as a reference for pay program designs and pay decisions Post-Merger. The following banks were included in the 2014 peer group:

Berkshire Hills Bancorp, Inc.	Lakeland Bancorp, Inc.

Boston Private Financial Holdings, Inc.	National Penn Bancshares, Inc.

Brookline Bancorp, Inc.	NBT Bancorp, Inc.

Century Bancorp, Inc.	Provident Financial Services, Inc.

Community Bank System, Inc.	S&T Bancorp, Inc.

Customers Bancorp, Inc.	Sandy Spring Bancorp, Inc.

Dime Community Bancshares, Inc.	Sterling Bancorp

Eagle Bancorp, Inc.	Sun Bancorp, Inc.

Financial Institutions, Inc.	Tompkins Financial Corporation

First Commonwealth Financial Corp.	TrustCo Bank Corp NY

Flushing Financial Corporation	Washington Trust Bancorp, Inc.

Hudson Valley Holding Corp.	WSFS Financial Corporation

Independent Bank Corp.

In addition to the peer group, the Consultant, Meridian, includes data from other industry surveys such as the 2013 Pearl Meyer & Partners Bank Compensation Survey and the 2013 McLagan Regional Banking Survey Report. Both surveys are broad-based compensation surveys with more than 100 financial institutions. The information from these competitive data sources were used to make 2014 base salary adjustments and to confirm award targets and ranges of our incentive programs.

2014 Executive Compensation Program Components and Decisions

The Company’s executive compensation program consists of the following components: base salary, short-term incentive, long-term equity awards and participation in our employee and executive benefit plans.

Base Salaries. Base salaries are reviewed annually and adjusted as appropriate to reflect each executive’s performance, contribution, experience and pay relative to the market. Internal responsibilities and relationships which may be unique to the Company are taken into consideration. During 2014, base salaries for executive officers were increased to reflect increased roles and responsibilities following the Merger, and new roles for Mr. Newell as Chief Financial Officer and Mr. Kucia as Chief Credit Officer.

The following summarizes the 2013 and 2014 salaries for the Company’s Named Executive Officers:

Named Executive Officer	2013 Base Salary	2014 Base Salary*
Mr. William H. W. Crawford, IV**	$476,000	$595,000
Mr. Eric R. Newell	$215,000	$300,000
Mr. Marino J. Santarelli	$280,000	$305,000
Mr. David C. Paulson	-	$275,000
Mr. Mark A. Kucia	$240,000	$275,000
Mr. J. Jeffrey Sullivan	-	$320,000
Mr. Scott C. Bechtle	$240,000	$250,000

*	2014 base salary increases were effective at Merger-close, May 1, 2014.
**	Mr. Crawford’s base salary increased to $500,000 from $476,000 effective January 1, 2014 and increased to the above reported amount effective at the time of the Merger.

Short-Term Incentive Compensation. All executive officers participate in the Company’s Senior Officer Incentive Compensation Plan (the “SOICP”) which is administered by the Compensation Committee of the Board of Directors. The SOICP is an annual incentive plan designed to encourage participants to focus on key performance goals during the fiscal year. The SOICP provides participants with an opportunity to earn variable rewards that are contingent on a combination of Company and Individual performance. In 2014, as a result of the Merger, the Company administered two short-term incentive compensation plans, including one Pre-Merger, with a performance period of January 1, 2014 through April 30, 2014; and one Post-Merger, with a performance period of May 1, 2014 through December 31, 2014.

Pre-Merger Short-Term Incentive Compensation (January 1 – April 30, 2014)

The SOICP provides that each participant has a defined incentive opportunity expressed as a percentage of base salary. The incentive opportunity reflects a target award that will be paid assuming all financial and individual goals are achieved. The target incentive opportunity is 50% of base salary for the Chief Executive Officer and 40% for the Executive Vice Presidents and certain Senior Vice Presidents. These opportunities and payouts were prorated for the four month period of the Pre-Merger plan.

As shown in the table below, four different performance goals were established for the Pre-Merger plan. Performance was measured by a combination of Company and individual goals to support a “balanced” view of performance and incorporate sound risk management features.

Performance Measure	Weight
Earning Asset Growth	25%
Deposit Growth	25%
Relative Non-Performing Assets / Total Assets*	25%
Individual Performance	25%

*Measured compared to Performance Comparison Group

The Performance Comparison Group is reviewed and approved by the Committee. The group is defined as the SNL U.S. Bank and Thrift Index.

Performance for each measure is defined at threshold, target and stretch levels which correspond to a range of potential payouts (50% of target incentive for threshold performance, 100% of target incentive for target performance and 150% of target for stretch performance). Awards are interpolated in between these levels to provide for incremental rewards.

In order for the plan to “activate” the Company must attain 80% of the budgeted Net Income After Taxes (NIAT), ($11.61 million in 2014; pro-rated to $3.87 million for the four month Pre-Merger period). If this level of NIAT is not met, the SOICP will not pay out any awards regardless of performance on other goals. Once 80% of the NIAT is achieved, the incentive plan will activate and payouts will be determined based on Company and individual performance as defined below.

Upon legal close of the merger, April 30, 2014, the Pre-Merger SOICP performance period ended and performance was assessed against the Company goals to determine payouts related to each performance measure. The performance metrics for NIAT, Earning Asset Growth and Deposit Growth, were annualized in order to assess against full year goals. The relative measure was assessed as of the most recent quarter end, March 31, 2014.

As shown in the table below, the Company met stretch level for all three corporate performance measures. Individual performance is assessed for each executive to determine the award related to individual goals. The final payout is then calculated for each executive.

Performance Measures	Weighting	Threshold	Target (Annualized)	Stretch	Actual (Annualized)	Earned %
Plan Gate/Trigger	-	-	$11.61M	-	$11.67M	Plan Activated
Earning Asset Growth	25%	7%-9%	9.01%-11%	11.01+%	16.36%	150%
Deposit Growth	25%	9%-11%	11.01%-13%	13.01+%	13.61%	150%
NPA/Total Assets As Measured by SNL Performance Comparison Group	25%	50th Percentile	33rd Percentile	25th Percentile	Top Quartile	150%
Individual Performance	25%	Set individually based on role			Varies by Participant	Varies

The individual performance component of the SOICP is based on the Chief Executive Officer’s recommendation to the Committee of each individual’s performance. Individual performance is weighted 25% and evaluated based on a payout scale of 50% to 150%.

For 2014, all Named Executive Officers exceeded their performance goals and received near stretch level payout for the individual component. Each executive has individual goals specific to his or her role that focus on the successful execution of the Bank’s 2014 strategic plan.

Despite the achievement of near stretch performance for each executive, the Chief Executive Officer suggested and the Committee determined that, regardless of above-target performance, it would be appropriate to pay out these incentives at target due to the short period under review.

The following table shows the payout targets and resulting actual payout of annual cash incentives for the Pre-Merger incentive period of January 1, 2014 through April 30, 2014 and pro-rated for the partial year.

Named Executive Officer	Pre-Merger Incentive Target & Actual (pro-rated)
Mr. William H.W. Crawford, IV	$82,175
Mr. Eric R. Newell	$28,268
Mr. Marino J. Santarelli	$36,814
Mr. David C. Paulson	$36,157
Mr. Mark A. Kucia	$31,555
Mr. J. Jeffrey Sullivan(1)	-
Mr. Scott C. Bechtle	$31,555

(1)	Mr. Sullivan was not a Company executive prior to the Merger.

Post-Merger Short-Term Incentive Compensation

Similar to the Pre-Merger Plan, each participant has a defined incentive opportunity expressed as a percentage of base salary. The incentive opportunity reflects a target award that will be paid assuming all financial and individual goals are achieved. The target incentive opportunity was 50% of base salary for the Chief Executive Officer and 40% for the Executive Vice Presidents and certain Senior Vice Presidents, the same as that used for the Pre-Merger Plan.

As shown the in the table below, four different performance goals were established for the Post-Merger plan period from May 1, 2014 through December 31, 2014. Performance was measured by a combination of Company and individual goals to support a “balanced” view of performance and incorporate sound risk management features. Performance against goals was annualized for the purpose of calculation of attainment.

Performance Measure	Weight
Earning Asset Growth	25%
Successful Merger	25%
Cost Savings	25%
Individual Performance	25%

Performance for each measure is defined at threshold, target and stretch levels which correspond to a range of potential payouts: 50% of target incentive for threshold performance, 100% of target incentive for target performance and 150% of target incentive for stretch performance. Awards are interpolated in between these levels to provide for incremental rewards.

There was no performance gate or trigger for the Post-Merger plan due to the qualitative aspects of the plan and the focus on a successful integration. The incentive plan payouts were determined based on Company and individual performance as defined below.

For the Post-Merger period in 2014, the Company met stretch performance goals for all three corporate performance measures. The following table summarizes performance achievement relative to the financial goals.

Performance Measure	Weight	Threshold	Target	Stretch	Actual (Annualized)	Payout Percentage
Earning Asset Growth	25%	3%	5%	7.01+%	11%	150%
Successful Merger	25%	1-2	3	4-5	3	100%
Cost Savings	25%	1-2	3	4-5	4	150%

A qualitative factor rating of one (1) represents a partially achieved goal or expectation; a qualitative factor rating of two (2) represents slightly below goal; a qualitative factor rating of three (3) represents meeting goal or expectation; a qualitative factor of four (4) represents exceeding the goal or expectation; and a qualitative factor of five (5) represents significantly exceeding the goal or expectation.

The individual performance component of the SOICP is based on the Chief Executive Officer’s recommendation to the Committee of each individual’s performance. Individual performance is evaluated based on a payout scale of 50% to 150%.

For 2014, all Named Executive Officers exceeded their performance goals and received near stretch level payout for the individual component. Some of the individual items that were considered include:

•

Mr. Newell oversaw the investment portfolio and ensured systems were in place for appropriate risk-adjusted growth, achieving a growth in earning assets that exceeded expectations. He contributed to the oversight of systems integration, policies and procedures which were critical for an effective merger. Mr. Newell led the strategic planning process with the executive management team and the Board, ensuring success on key initiatives and prioritized selection of investments for future growth and expense savings.

•

Mr. Santarelli led a Bank Merger team which integrated both organizations and converted over half of the customer base with above average industry success. He restructured the branch system and optimized locations to achieve substantial cost savings. He championed a home equity program that doubled originations over the previous year and developed a bank investment services program recognized as having the third best growth in the country for the first half of 2014.

•

Mr. Paulson joined the Bank in March, 2014 and quickly led expansion into the Fairfield, Connecticut market, including the recruitment of a highly respected commercial banking team. Later in the year, Mr. Paulson laid the groundwork for further acquisition and expansion of outstanding loan teams in other markets, and introduced and conducted numerous cultural, strategic and tactical changes to facilitate the success of the merger.

•

Mr. Kucia oversaw a credit platform supporting strong growth in the commercial portfolio that was both prudent and profitable. This included a full review of the credit platform and effectively handling new complexities and associated remediation efforts as the Bank doubled in size with the merger. Mr. Kucia’s valuable leadership has ensured a disciplined approach to asset quality.

•

Mr. Bechtle’s management of the Company’s risk management has led to a stable environment with the appropriate level of risk. Additionally, his direct involvement in the loan approval and credit administration processes allowed the Company to attain some of the industry’s highest asset quality metrics.

The following table shows the payout opportunity and the actual payout of annual cash incentives for the Pre-Merger incentive period of April 1, 2014 through December 31, 2014 and pro-rated for the partial year.

Named Executive Officer	Post-Merger Incentive Target	Post-Merger Incentive Actual	% of Target Incentive
Mr. William H.W. Crawford, IV	$199,712	$262,121	131%
Mr. Eric R. Newell	$80,556	$114,965	143%
Mr. Marino J. Santarelli	$81,899	$107,491	131%
Mr. David C. Paulson	$73,843	$113,843	154%
Mr. Mark A. Kucia	$73,843	$105,384	143%
Mr. J. Jeffrey Sullivan(1)	-	-	-
Mr. Scott C. Bechtle(2)	$67,130	$100,000	149%

(1)	Mr. Sullivan was not a Company executive during the performance period.
(2)	Mr. Bechtle’s earned incentive award in 2014 was based on the change-of-control provision of his employment agreement.

The following table shows the total payout opportunity and the total actual payout of annual cash incentives for the full year January 1, 2014 through December 31, 2014, including actual Pre-Merger and Post-Merger payouts.

Named Executive Officer	2014 Incentive Target	2014 Incentive Actual	% of Target Incentive
Mr. William H.W. Crawford, IV	$281,887	$344,296	122%
Mr. Eric R. Newell	$108,824	$143,233	132%
Mr. Marino J. Santarelli	$118,713	$144,305	122%
Mr. David C. Paulson(1)	$110,000	$150,000	136%
Mr. Mark A. Kucia	$105,398	$136,939	130%
Mr. J. Jeffrey Sullivan(2)	-	-	-
Mr. Scott C. Bechtle	$98,685	$131,555	133%
(1)	Mr. Paulson’s earned incentive award in 2014 was based on the terms of his employment offer which required a minimum $150,000 payout for the plan year.
(2)	Mr. Sullivan was not a participant in the Pre-Merger plan, and Mr. Sullivan’s resignation was effective June 2, 2014.

Long-Term Equity Awards. The Committee and management believe that equity compensation is a critical component of a total direct compensation package which enhances the Company’s ability to recruit, retain and reward key talents needed for the Company’s success, align executives’ interests with those of our shareholders, encourage executives’ best performance and provide additional incentives for long-term sustained performance. Our shareholder approved stock incentive plans allow us to execute our philosophy by providing equity compensation to our key executives and Board members.

The Committee approved equity awards to members of the executive management team, including the CEO, NEOs and Directors, pursuant to the Company’s shareholder-approved 2006 Stock Incentive Award Plan (the “2006 Plan”) and the 2012 Stock Incentive Plan (the “2012 Plan.”) In determining the form of equity to be granted, the Committee considered many factors including the ability to drive corporate performance, retention, executive officers’ current stock ownership level, tax and accounting treatment and the impact on dilution. Awards were made in consideration of market practice and alignment with the Company’s compensation philosophy. The 2014 equity grants were comprised of 25% stock options, 25% time-vesting restricted stock and 50% performance-vesting restricted stock (“performance shares”).

			2014 Equity Awards
Named Executive Officer	Target LTI as % of Base	The 2012 Plan Time- Vested Restricted Stock (# of Shares)	The 2012 Plan Performance- Vested Restricted Stock (# of Shares)	The 2006 Plan Stock Options (# of Shares)	The 2012 Plan Stock Options (# of Shares)	Total Value at Target ($000)
Mr. William H.W. Crawford, IV	70%	11,340	15,167	6,702	20,107	$417
Mr. Eric R. Newell	30%	2,731	5,462	4,783	14,349	$150
Mr. Marino J. Santarelli	45%	2,499	4,998	4,376	13,129	$137
Mr. David C. Paulson(1)	n/a	17,019	5,673	0	0	$300
Mr. Mark A. Kucia	30%	1,820	3,641	3,188	9,566	$100
Mr. J. Jeffrey Sullivan(2)	0%	0	0	0	0	0
Mr. Scott C. Bechtle	30%	1,820	3,641	3,188	9,566	$100

(1)

Mr. Paulson received new hire grants on May 12, 2014; 17,019 shares of time-vesting restricted stock and 5,673 shares of performance-vesting restricted stock. He was not eligible for the annual LTI award granted on June 20, 2014.

(2)	Mr. Sullivan’s resignation was effective prior to the annual LTI awards granted on June 20, 2014.

Stock options from the 2006 Plan have an incremental vesting schedule which vests 20% upon the first anniversary of the grant date, and the remaining 80% vested 20% annually over the next four years. Stock options and time-vested restricted stock granted from the 2012 Plan have an incremental vesting schedule which vests 33.33% upon the first anniversary of the grant date with the remaining vested 33.33% annually over the next two years.

Performance-vested restricted stock has a three-year performance period (July 1, 2014 – June 30, 2017) with performance criteria reflecting two key financial measures with equal weighting: three-year change in Core Earnings Per Share (“Core EPS”) and three-year Total Shareholder Return (“TSR”). These goals were selected to reflect our focus of sound risk management and shareholder value enhancement over the long-term horizon. Performance will be evaluated after three years based on the Company’s performance relative to the SNL U.S. Bank and Thrift index with assets between $3.5 billion and $10 billion.

3 year Performance Relative to SNL U.S. Bank & Thrift Index	Payout Schedule
75th to 100th percentile	150% of target
50th to 74th percentile	100% of target
35th to 49th percentile	50% of target
Below the 35th percentile	0% of target

Each measure’s performance is determined independently. A payout percentage will be interpolated between 50% and 100% and between 100% and 150% dependent on the reported percentile to peers. However, if either the Core EPS or TSR metric is negative for the performance period, the total payout will be capped at Target. The performance-based restricted stock will be vested as soon as practical after performance results are known and the Committee reviews and approves the results.

Equity Compensation Grant Practices

The Committee is solely responsible for the development of the schedule of equity awards made to our Chief Executive Officer and the other Named Executive Officers. As a general matter, the Committee’s process is independent of any consideration of the timing of the release of material non-public information, including with respect to the determination of grant dates or stock option exercise prices. Similarly, we have never timed the release of material non-public information to affect the value of executive compensation. In general, the release of such information reflects long-established timetables for the disclosure of material non-public information such as earnings reports or, with respect to other events reportable under federal securities laws, the applicable requirements of such laws with respect to timing of disclosure. The Committee’s decisions are reviewed by the full Board of Directors.

In accordance with our equity plan, the Committee may grant stock options only at or above fair market value, which is defined as the closing sales price of our common stock on the NASDAQ on the date of grant.

Stock Ownership Guidelines:

In 2012, the Committee implemented stock ownership guidelines to encourage select senior executive officers and directors to hold meaningful ownership in Company stock and align their interests with those of our shareholders.

Our policy requires senior executive officers and Board members to obtain and maintain beneficial ownership (by Company grant and through individual purchase) of the following amount of shares in the Company’s common stock.

Position / Level	Requirement
Directors
Board Member	3 times Board retainer
Senior Executive Officers
Chief Executive Officer	3 times base salary
Executive Vice Presidents	2 times base salary
Senior Vice Presidents	1 times base salary

Beneficially owned shares include shares that the individual owns or has voting power including the power to vote, or to direct the voting; and/or, investment power including the power to dispose or to direct the disposition. Shares owned by an individual in the Company’s benefit plans (e.g. 401(k) with ESOP component) count toward the stock ownership requirement. In addition, unvested time-vesting restricted stock count toward the stock ownership requirements since those shares convey voting rights during the vesting period.

Until the requirement is met, senior executive officers and Directors are expected to hold 75% of net of tax shares from equity grants. There were no exceptions to this holding requirement in 2014.

Hedging Policy and Pledging Restrictions

Our policy prohibits our senior executive officers and Directors from engaging in transactions having the effect of hedging the unvested portion of any equity or equity-linked award. In addition, the Company does not permit shares pledged for senior executive officers and Directors to be applied toward stock ownership guidelines, and limits the number of shares they may pledge.

Clawback Policy

In 2015, the Company adopted a Clawback Policy (the “Policy”), triggered by the restatement of the financial statements. The Policy covers performance-based incentive and equity compensation awarded when vesting, settlement or payment is contingent up on the achievement of a specified performance metric. Excess compensation, determined to be the amount of compensation that would not have been paid to the Executive Officer if the financial statements were correct at the time of the payment, would be subject to recoupment at the discretion of the Committee.

Chief Executive Officer Compensation Review

In recognition of his strong performance and market data provided by Meridian following the Merger in which the Company increased its total assets to $5.1 billion from $2.4 billion; and changed its peer group to one of banks with assets of $3 billion to $7 billion from one of assets of $1 billion to $4 billion, the Committee increased the CEO’s base salary by 19% to $595,000 Post-Merger. His short-term incentive target was decreased to 50% from 60% of base salary in the prior year, and his cap increased to 150% from 125% of the target in the prior year. Mr. Crawford’s 2014 incentive, determined under the Pre-Merger SOICP, was $82,175. Despite the achievement of near stretch performance, the Committee approved a Pre-Merger incentive paid to Mr. Crawford at target. Mr. Crawford’s incentive, determined under the Post-Merger SOICP, was $262,121, or approximately 131% of his target incentive. He received equity grants with a fair market value of $416,487 comprised of $52,546 of stock options and $363,941 of restricted stock (43% time-vesting and 57% performance-vesting).

Also pursuant to his employment agreement, the Committee granted a defined contribution supplemental executive retirement plan (“SERP”) in December 2012. The SERP provides Mr. Crawford with annual contributions on the last day of the plan year equal to 30% of base salary, less all employer contributions

(other than matching contributions) to his accounts under the 401(k) Plan, the Employee Stock Ownership Plan (which merged with the 401(k) Plan effective January 1, 2014 and for 2014 contributions) and the Supplemental Savings and Retirement Plan. Mr. Crawford has the opportunity to receive an additional annual contribution equal to 15% of base salary if certain performance criteria are achieved during overlapping three-year performance periods, as established within ninety (90) days of the beginning of each performance period by the Committee.

Benefits and Supplemental Executive Retirement Plans

In addition to the compensation paid to executive officers as described above, executive officers received, along with and on the same terms as other employees, certain benefits pursuant to the 401(k) Plan, the Employee Stock Ownership Plan (which merged into the 401(k) Plan effective January 1, 2014), and life insurance. All of the Named Executive Officers are also eligible to participate in the Supplemental Savings and Retirement Plan. This Plan provides restorative payments to select highly compensated executives designated by the Compensation Committee who are prevented by federal law from receiving the full benefits contemplated by the 401(k) Plan.

The Company offered a tax-qualified defined benefit Pension Plan for the benefit of employees hired prior to January 1, 2005. During 2012, the Committee reviewed the Bank’s retirement program, benefits trends and best practices, and made a strategic decision to hard freeze the Pension Plan effective as of December 31, 2012. For a transition, the Committee approved to provide transitional credit for current Pension Plan participants to the 401(k) Plan equal to an additional 3% of compensation for each year beginning in 2014 and through 2017. None of the current Named Executive Officers are participants in this plan.

Mr. Kucia participates in an individual Supplemental Executive Retirement Agreement designed to provide him with retirement benefits outside of the Retirement Plan of Rockville Bank which was closed to new entrants as of January 1, 2005. The Committee believes this nonqualified supplement retirement benefit is both appropriate and common for executives based on information reviewed by the Committee at the time the Plan was established in 2010.

In December 2012, the Company adopted a defined contribution supplemental executive retirement plan (“SERP”) for Mr. Crawford to fulfill the promise made in Mr. Crawford’s 2011 employment agreement, as well as to encourage retention and provide an additional opportunity for long-term performance-based compensation. The SERP provides Mr. Crawford annual contributions on the last day of the plan year equal to 30% of base salary, less all employer contributions (other than matching contributions) to his accounts under the 401(k) Plan and the Supplemental Savings and Retirement Plan. Mr. Crawford has the opportunity to receive an additional annual contribution equal to 15% of base salary if certain performance criteria are achieved during overlapping three-year performance periods, as established within ninety (90) days of the beginning of each performance period by the Committee. The initial performance periods ending December 31, 2013 and December 31, 2014, are based on one-year and two-year periods, respectively, each commencing on January 1, 2013. The first full three-year performance period is the period commencing on January 1, 2013 and ending on December 31, 2015.

In addition to the contributions described above, the SERP account balance is credited with interest each month based on the monthly Moody’s Seasoned Aaa Corporate Bond Yield. At termination of employment, Mr. Crawford receives his vested account balance, payable as a lump sum on the first day of the month following the one year anniversary of his separation from service. If termination occurs for reasons other than death, disability, involuntary termination following a change in control, or for cause, the percentage of the account that is vested is as follows: 0% prior to December 31, 2015; 50% if still employed at December 31, 2015, and an additional 10% at each subsequent anniversary until fully vested, if Mr. Crawford remains continuously employed by the Company through December 31, 2020. If termination occurs due to death or disability, the account balance becomes 100% vested and the balance is distributed as a lump sum payment on the first of the month following separation from service. Upon involuntary termination (or termination for good reason) within two years following a change in control, the account balance becomes 100% vested and an additional amount is added to the account equal to the product of A and B, where:

•

A is an amount equal to 30% of annual salary, less all employer contributions (other than matching contributions) to Mr. Crawford’s accounts under the 401(k) Plan, the Employee Stock Ownership Plan and the Supplemental Savings and Retirement Plan for the respective plan year, and;

•	B is the lesser of 10 or the number of years between Mr. Crawford’s age at separation from service and age 65.

All benefits under the SERP are forfeited if Mr. Crawford is terminated for cause. As the SERP is an unfunded, non-qualified plan, Mr. Crawford has the status of an unsecured general creditor of the Company with respect to the benefits accrued under the SERP.

Mr. Crawford, Mr. Santarelli, Mr. Paulson and Mr. Bechtle received automobile allowances, and Mr. Crawford, Mr. Newell, Mr. Santarelli, Mr. Paulson, Mr. Kucia, Mr. Sullivan and Mr. Bechtle received club dues reimbursement, the value of which is disclosed in the notes to the Summary Compensation Table.

Death Benefits for Certain Officers

The Bank maintains an unfunded plan for a select group of officers whose lives have been insured by Bank Owned Life Insurance (“BOLI”) pursuant to which $25,000 is payable to a beneficiary designated by the officer upon the death of the officer while actively employed by the Bank or after attaining eligible retirement age. The benefits of the Plan are primarily for the Bank but each policy provides that a $25,000 portion of the proceeds upon death be paid to the officer’s designated beneficiary.

Executive Employment/Severance Agreements

The Company has entered into employment agreements with all of its Named Executive Officers and certain non-executive officers. All of these contracts reflect a term of one year, with the exception of Mr. Crawford, CEO, who has a three year contract. On November 14, 2013, the Committee entered into a new employment agreement with Mr. Crawford with an initial term of three years, effective as of April 30, 2014. The term of the agreement is until April 30, 2017, subject to possible annual extensions. The agreement provides for an initial base salary of $500,000 per year. The agreement also provides that Mr. Crawford will be eligible to earn annual incentive compensation with an incentive target in amounts determined by the Company’s Compensation Committee. Mr. Crawford will be eligible to participate in employee and executive benefit plans and programs of the Bank.

The employment agreements include change of control provisions. The Company believes these agreements are necessary to preserve a stable executive team during the transition process related to a change of control, and appropriate to provide a level of financial security so that executives will remain focused on shareholders’ and customers’ interests in connection with the change of control.

Named Executive Officers are not entitled to receive severance benefits due simply to a change of control. The change of control provisions provide for the payment of severance benefits upon a “double trigger” event. A “double trigger” event used in this context means that an executive is only entitled to change of control benefits if the executive’s employment is terminated without cause or the executive resigns for good reason within two years of a change of control.

If the payments and benefits payable in connection with a change of control would be subject to the excise tax under Section 4999 of the Internal Revenue Code (the “Code”), the Named Executive Officer will receive either (a) the payment reduced to the maximum amount that will not result in any excise tax under Code Section 4999 being triggered; or (b) the full payment, in which case, the Named Executive Officer will be responsible for paying the excise tax, but only if this alternative leaves the Named Executive Officer in a better after-tax position.

Tax, Accounting and Other Considerations

The Compensation Committee considers the effects of tax and accounting treatments when it determines executive compensation. For example, in 1993, the Internal Revenue Code was amended to disallow publicly traded companies from receiving a tax deduction on compensation paid to executive officers in excess of $1 million (section 162(m) of the Code), unless, among other things, the compensation meets the requirements for performance-based compensation. In structuring United’s compensation programs and in determining executive compensation, the Committee takes into consideration the deductibility limit for compensation. The Committee reserves the right, however, in the exercise of its business judgment, to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Code. The employment contracts for the Named Executive Officers were amended in 2012 and contain change of control limitation provisions pursuant to Internal Revenue Code Section 280G. If a change of control payment exceeds the limit for deductible payments under Section 280G of the Internal Revenue Code, the higher of (i) safe harbor amounts; or (ii) full payments after tax (i.e., “best of after-tax benefit”) will be paid to the Named Executive Officer. For the full payments, the Named Executive Officer is responsible for paying the excise tax. The Compensation Committee takes into consideration the accounting effects of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 in determining vesting periods for stock options and restricted stock awards under the Rockville Financial, Inc. 2006 Stock Incentive Award Plan and the Rockville Financial, Inc. 2012 Stock Incentive Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed with Management the “Compensation Discussion and Analysis” disclosure appearing above in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which incorporates by reference the disclosure contained in this Proxy Statement.

March 6, 2015

The Compensation Committee:

Kristen A. Johnson, Chairman

Carol A. Leary, Vice Chairman

Paula A. Aiello

Raymond H. Lefurge, Jr.

COMPENSATION OF EXECUTIVE OFFICERS AND TRANSACTIONS WITH MANAGEMENT

Summary Compensation Table

The following table sets forth certain information with respect to the compensation of our principal executive officer, principal financial officer and three most highly compensated executive officers. In addition, in accordance with SEC rules, we also include our Former President and our Former Chief Risk Officer. Each individual listed in the table below may be referred to as a Named Executive Officer or NEO or Executive Officer. No options or other equity-based awards were repriced or otherwise modified during 2014 for the Named Executive Officers.

Name and Principal Position	Year	Salary(2)	Bonus(3)	Stock(4) Awards	Option Awards (5)	Non-Equity Incentive Plan Compensation (6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(7)	All Other Compensation (8)	Total
(a)	(b)	(c)$	(d)$	(e)$	(f)$	(g)$	(h)$	(i)$	(j)$

William H. W.	2014	565,865	0	363,941	52,546	344,296	0	319,102	1,645,750
Crawford, IV	2013	439,925	0	118,985	118,999	346,290	0	305,077	1,329,276
President and Chief Executive Officer	2012	429,006	0	1,053,007	352,121	327,375	0	178,715	2,340,224

Eric R. Newell(1)	2014	273,039	0	112,490	37,499	143,233	0	34,641	600,902
Executive Vice President,	2013	201,396	0	32,224	32,247	125,130	0	48,245	439,242
Chief Financial Officer and Treasurer	2012	0	0	0	0	0	0	0	0

Marino J. Santarelli	2014	297,904	0	102,934	34,310	144,305	0	38,941	618,394
Executive Vice President,	2013	264,831	0	48,999	48,998	162,960	0	69,752	595,540
Chief Operating Officer	2012	260,169	0	260,584	126,549	158,400	0	76,674	882,376

David C. Paulson(1)	2014	235,865	150,000	299,988	0	150,000	0	31,721	867,574
Executive Vice President,	2013	0	0	0	0	0	0	0	0
Head of Wholesale Banking	2012	0	0	0	0	0	0	0	0

Mark A. Kucia	2014	264,480	0	74,980	24,998	136,939	69,256	32,096	602,749
Executive Vice President,	2013	223,135	0	35,987	36,000	139,680	(41,690)	69,042	462,154
Chief Credit Officer	2012	211,327	0	260,584	126,549	129,000	37,493	58,086	823,039

J. Jeffrey Sullivan(1)	2014	37,502	0	0	0	0	0	1,206,218	1,243,720
Former	2013	0	0	0	0	0	0	0	0
President	2012	0	0	0	0	0	0	0	0

Scott C. Bechtle (1)	2014	247,654	0	74,980	24,998	131,555	0	1,564,539	2,043,726
Executive Vice President,	2013	244,846	0	35,987	36,000	139,680	0	62,989	519,502
Chief Risk Officer	2012	216,077	0	260,584	126,549	132,000	0	70,032	805,242
(1)	Mr. Paulson was hired on March 2014 and became a Named Executive Officer in 2014; Mr. Kucia became a Named Executive Officer in 2014 and was reported as an NEO in 2012. Mr. Sullivan was President until June 2, 2014. Mr. Bechtle was Executive Vice President and Chief Risk Officer until December 30, 2014.
(2)	Reflects actual base salary amounts paid for fiscal years 2012-2014. Annualized base salaries as of December 31, 2014 were as follows: Mr. Crawford: $595,000; Mr. Newell: $300,000; Mr. Santarelli: $305,000; Mr. Paulson: $275,000; Mr. Kucia: $275,000; Mr. Sullivan: $320,000; and Mr. Bechtle: $250,000.
(3)	The amount shown represents new hire bonus for Mr. Paulson in 2014.
(4)	These amounts represent the aggregate grant date fair value of restricted stock awards made pursuant to Rockville’s 2012 Stock Incentive Plan determined in accordance with FASB Topic 718. All time-vesting restricted stock awards with the first vesting occurring on the one-year anniversary of the grant. All performance-vesting restricted stock awards vest 100% upon the three year anniversary of the grant if such defined performance metrics are met. The value attributed to performance shares in the Summary Compensation table above (50% of the total value of the Stock Awards) reflects target performance. The maximum value assuming performance at stretch level would be: Mr. Crawford, $468,063, Mr. Newell, $149,984, Mr. Santarelli, $137,245, Mr. Paulson, $337,487, Mr. Kucia, $99,975; and Mr. Bechtle: $99,975. Assumptions made in valuing these awards are disclosed in footnote 14, “Share-Based Compensation Plans” to United’s Consolidated Financial Statements for the year ended December 31, 2014 as contained in United’s Annual Report on Form 10-K incorporated herein by reference.

(5)	These amounts represent the aggregate grant date fair value of stock option awards made pursuant to both Rockville Financial, Inc. 2006 Stock Incentive Award Plan and Rockville Financial Inc. 2012 Stock Incentive Plan determined in accordance with FASB Topic 718. The stock options awarded in December 2006 vested on December 13, 2008. All other stock option awards granted from the 2006 Stock Incentive Award Plan prior to 2014 vest 20% upon grant and 20% per year over the next four years. Stock option awards granted from the 2012 Stock Incentive Plan prior to 2014 vest 25% upon grant and 25% per year over the next three years. Grants beginning in 2014 begin vesting on the first anniversary of the grant and vest 20% per year if granted from the Rockville Financial Inc., 2006 Stock Incentive Award Plan and 33.33% per year if granted from the Rockville Financial Inc., 2012 Stock Incentive Plan. Assumptions made in valuing these awards are disclosed in footnote 14, “Share-Based Compensation Plans” to Rockville’s Consolidated Financial Statements for the year ended December 31, 2014 as contained in United’s Annual Report on Form 10-K incorporated herein by reference.
(6)	Reflects the annual bonus award earned for fiscal year 2014 under the Pre-Merger Rockville Bank Senior Officer Incentive Compensation Plan and the Post-Merger United Bank Senior Officer Incentive Compensation Plan.
(7)	Reflects the changes in the present value of the life annuity from fiscal year end 2013 to 2014 for the non-qualified defined benefit retirement plan (Supplemental Executive Retirement Agreement).

Name	Retirement Plan (Pension)	Supplemental Executive Retirement Plan	Supplemental Savings & Retirement Plan	Supplemental Executive Ret. Agreement	Total
		(SERP)		(Flat $ Benefit)
William H.W. Crawford, IV	$0	$0	$0	$0	$0
Eric R. Newell					0
Marino J. Santarelli					0
David C. Paulson					0
Mark A. Kucia				69,256	69,256
J. Jeffrey Sullivan					0
Scott C. Bechtle					0

(8)	All Other Compensation includes 401(k) matching contributions, automobile allowance, Company Contribution to Supplemental Savings and Retirement Plan, present value of SERP, Group term life insurance premium, dividends on unvested restricted stock awards and Mr. Sullivan’s severance payments made based on his resignation agreement and Mr. Bechtle’s severance payments made based on the change-of-control provisions of his employment agreement.

The following table shows individual amounts for fiscal year 2014 included in the “All Other Compensation” column.

All Other Compensation - Break Out

Name and Principal Position	401(k)(a)	Employee Stock Ownership Plan(b)	Bank Owned Life Insurance(c)	Group Term Life Insurance (d)	Dividend Paid(e)	Automobile Allowance	Supplemental Savings and Retirement Plan	Supplemental Executive Retirement Plan(f)	Other(g)	Total
William H.W.
Crawford, IV	$19,500	n/a	$316	$360	$12,199	$9,000	$10,690	$257,463	$9,574	$319,102
Eric R.
Newell	19,500	n/a	316	216	3,035	0	653	0	10,921	34,641
Marino J.
Santarelli	19,500	n/a	316	3,564	3,485	6,000	2,795	0	3,281	38,941
David C.
Paulson	6,975	n/a	0	717	5,531	9,692	0	0	8,806	31,721
Mark A.
Kucia	19,500	n/a	316	696	2,991	0	180	0	8,413	32,096
J. Jeffrey
Sullivan	0	n/a	0	80	0	1,385	0	0	1,204,753	1,206,218
Scott C.
Bechtle	19,207	n/a	316	3,089	2,812	6,000	0	0	1,533,115	1,564,539

(a)	United’s matching and Safe Harbor contributions to the qualified defined contribution 401(k) retirement plan.
(b)	The ESOP merged into the Rockville Bank 401(k) Plan, effective January 1, 2014, and for 2014 contributions.
(c)	The cost of a $25,000 death benefit through Bank Owned Life Insurance. Mr. Crawford, Mr. Newell, Mr. Santarelli, Mr. Kucia and Mr. Bechtle have two such benefits.
(d)	Group term life insurance premiums for coverage in excess of $50,000.
(e)	Dividends paid on unvested, time-vesting restricted stock and dividend equivalents accrued on unvested, performance-vesting restricted stock.

(f)	The present value of Mr. Crawford’s SERP based on his current compensation structure.
(g)	Messrs. Crawford, Newell, Santarelli, Paulson and Kucia’s other compensation includes club dues reimbursement. Mr. Sullivan’s other compensation includes club dues reimbursements and payments made based on his resignation agreement. Mr. Bechtle’s other compensation includes club dues reimbursement and payments made based on the change-of-control provisions of his employment agreement.

Grants of Plan-Based Awards

The following table presents information on plan-based compensation in 2014 for the Named Executive Officers. The restricted stock awards were granted under the Rockville Financial, Inc. 2012 Stock Incentive Plan (the “2012 Plan”) and the stock option awards were granted under the Rockville Financial, Inc. 2006 Stock Incentive Award Plan (the “2006 Plan”) and the 2012 Plan. See the CD&A “Incentive Compensation” and “Stock Awards” section for detailed descriptions.

Name	Grant Date(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Stock Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards(4) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($/Sh)
(a)	(b)	( c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
William
H.W.	6/20/14	$140,943	$281,887	$422,830	7,584	15,167	22,751	26,507	26,809	13.73	416,487
Crawford, IV
Eric R.
Newell	6/20/14	54,412	108,824	163,236	2,731	5,462	8,193	8,193	19,132	13.73	149,989
Marino J.
Santarelli	6/20/14	59,357	118,713	178,070	2,499	4,998	7,497	7,497	17,505	13.73	137,244
David C.
Paulson	5/12/14	55,000	110,000	165,000	2,837	5,673	8,510	22,692	0	0	299,988
Mark A.
Kucia	6/20/14	52,699	105,398	158,097	1,821	3,641	5,462	5,461	12,754	13.73	99,977
J. Jeffrey
Sullivan	n/a	-	-	-	0	0	0	0	0	0	0
Scott C.
Bechtle	6/20/14	49,342	98,685	148,028	1,821	3,641	5,462	5,461	12,754	13.73	99,977

(1)	This column shows the date of the grant for all equity awards granted in 2014.
(2)	For Mr. Crawford, the Annual Incentive Compensation Plan target represents 50% of base salary. All other executives’ Annual Incentive Compensation Plan targets as a percentage of base salary are 40% of base salary. Incentive opportunity ranges from 50% to 150% of target. Threshold, Target and Maximum represent a combined total of incentive opportunity for the Pre-Merger SOICP and the Post-Merger SOICP.
(3)	For awards granted on May 12, 2014, vesting will be determined by the Company’s relative performance of loan growth median annualized percentage. The payout ranges from 50% to 150% of target. For awards granted on June 20, 2014, vesting will be determined by the Company’s relative performance of three-year Core Earnings Per Share and Total Shareholder Return. The payout ranges from 50% to 150% of target.
(4)	Exercise price represents the closing price on the grant date.
(5)	For stock option awards column (l) reflects the grant date FASB Topic 718 fair value for awards disclosed in column (j); the Black-Scholes value ($1.96 per share for the grant dated June 20, 2014). Assumptions made in valuing these awards are disclosed in footnote 14, “Share-Based Compensation” to Rockville’s Consolidated Financial Statements for the year ended December 31, 2014 as contained in United’s Annual Report on Form 10-K incorporated herein by reference.

Stock Incentive Award Plans

The Board of Directors and shareholders of the Company approved the Rockville Financial, Inc. 2012 Stock Incentive Plan (the “2012 Plan”) effective as of the Company’s 2012 annual meeting in May 2012. The Company presented the 2012 Plan, which includes provisions that are more shareholder friendly than the 2006 Plan, for approval following the second-step conversion. The awards from the 2012 Plan consist of several components to meet objectives to provide a well-balanced perspective on long-term performance. Additionally, the 2006 Plan approved by the Board of Directors and shareholders of the Company no longer had an appropriate level of awards remaining to fulfill the Company’s long-term incentive strategy. The Board of Directors believes that the ability to grant stock options, stock awards, stock appreciation rights and/or performance awards is an important component of the Company’s overall compensation philosophy. In order to attract, retain and motivate qualified employees and Board members, the Board believes the Company must offer market competitive, long-term compensation opportunities. The Board believes that the availability of stock-based benefits is a key component in this strategy and that this strategy also furthers the objective of aligning the interests of Management and Company shareholders.

The following table sets forth certain information with respect to the value of all unexercised options and unvested stock awards previously awarded to each Named Executive Officer as of December 31, 2014.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable Options (#)	Number of Securities Underlying Unexercised Options(2) Unexercisable (#)	Equity Incentive Plan Awards Number of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3) (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	6/20/14(1)	–	26,809	–	13.73	6/20/24	11,340	162,842	15,167	217,798
	6/21/13	65,384	–	–	13.25	6/21/23	–	–	–	–
William H.W.	6/21/12	239,538	–	–	10.99	6/21/22	–	–	–	–
Crawford, IV	3/15/11	44,685	–	–	10.54	3/15/21	–	–	–	–
	6/20/14(1)	–	19,132	–	13.73	6/20/24	2,731	39,217	5,462	78,434
Eric R.	6/21/13	17,718	–	–	13.25	6/21/23	–	–	–	–
Newell	6/21/12	68,748	–	–	10.99	6/21/22	–	–	–	–
	6/20/14(1)	–	17,505	–	13.73	6/20/24	2,499	35,886	4,998	71,771
Marino J.	6/21/13	26,922	–	–	13.25	6/21/23	–	–	–	–
Santarelli	6/21/12	86,088	–	–	10.99	6/21/22	–	–	–	–
	8/5/11	22,260	–		9.71	8/5/21	–	–	–	–
David C.
Paulson	5/12/14(1)	–	–	–	–	–	12,764	183,295	5,673	81,464
	6/20/14(1)	–	12,754	–	13.73	6/20/24	1,820	26,135	3,641	52,285
	6/21/13	19,780	–	–	13.25	6/21/23	–	–	–	–
	6/21/12	86,088	–	–	10.99	6/21/22	–	–	–	–
Mark A.	9/2/11	15,091	–	–	9.50	9/2/21	–	–	–	–
Kucia	11/15/10	5,187	–	–	7.42	11/15/20	–	–	–	–
	3/16/09	9,479	–	–	6.09	3/16/19	–	–	–	–
	2/20/08	8,858	–	–	7.90	2/20/18	–	–	–	–
J. Jeffrey	–	–	–	–	–	–	–	–	–	–
Sullivan
	6/20/14(1)	12,754	–	–	13.73	6/20/24	–	–	–	–
Scott C.	6/21/13	19,780	–	–	13.25	6/21/23	–	–	–	–
Bechtle	6/21/12	86,088	–	–	10.99	6/21/22	–	–	–	–
	6/1/11	12,096	–	–	9.71	8/5/21	–	–	–	–

(1)	Options granted in 2014 from the 2006 Stock Incentive Award Plan and the 2012 Stock Incentive Plan, respectively, are as follows: Mr. Crawford, 20,107 and 6,702; Mr. Newell, 14,349 and 4,783; Mr. Santarelli, 13,129 and 4,376; Mr. Kucia, 9,566 and 3,188; and Mr. Bechtle, 9,566 and 3,188. Mr. Paulson and Mr. Sullivan did not receive options awards in 2014.
(2)	Mr. Paulson became a Named Executive Officer in 2014.
(3)	All options granted prior to the Merger vested 20% on the grant date and vested 20% annually thereafter if they were granted from Rockville’s 2006 Stock Incentive Award Plan; vested 25% on the grant date and vested 25% annually thereafter if they were granted from Rockville’s 2012 Stock Incentive Plan, with any remaining unvested options granted vesting on an accelerated basis at the time of the Merger. The options granted on June 20, 2014 from Rockville’s 2006 Stock Incentive Award Plan vest 20% on each June 20, 2015-2019, and the options granted from Rockville’s 2012 Stock Incentive Plan on June 20, 2014 vest 33.33% on each June 20, 2015-2017.
(4)	All time-vesting restricted stock awards granted prior to the Merger vested 20% on the grant date and vested 20% annually thereafter if they were granted from Rockville’s 2006 Stock Incentive Award Plan; vested 25% on the grant date and vested 25% annually thereafter if they were granted from Rockville’s 2012 Stock Incentive Plan, with any remaining unvested time-vesting restricted stock granted vesting on an accelerated basis at the time of the Merger. The time-vesting restricted stock awarded on May 12, 2014 vest 25% on each May 12, 2014-2017 and the time-vesting restricted stock awarded on June 20, 2014 vest 33.33% on each June 20, 2015-2017. The performance-vesting restricted stock granted on June 21, 2012 and the performance-vesting restricted stock granted on June 21, 2013 scheduled to vest 100% on June 30, 2015 and June 30, 2016, respectively, vested at Target at the time of the Merger. The performance-vesting restricted stock awarded on May 12, 2014 vest 100% on June 30, 2017, and the performance-vesting restricted stock awarded on June 20, 2014 vest 100% on June 30, 2017.
(5)	Market values are based on the closing market price of the Company’s stock of $14.36 on December 31, 2014.

The following information sets forth the stock awards vested and stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 2014.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
William H.W. Crawford, IV	0	0	70,207	925,095
Eric R. Newell	0	0	13,962	183,740
Marino J. Santarelli	0	0	19,857	261,318
David C. Paulson	0	0	4,255	56,251
Mark A. Kucia	0	0	18,992	249,935
J. Jeffrey Sullivan	162,209	845,459	0	0
Scott C. Bechtle	0	0	22,656	306,017

(1)

Value reflects the vested shares at the relevant vesting price on January 3, 2014 of $14.11, February 11, 2014 of $13.09, April 30, 2014 of $13.16, May 12, 2014 of $13.22 and December 30, 2014 of $14.60.

Supplemental Executive Retirement Plan

The Bank has adopted the Supplemental Executive Retirement Plan (the “SERP”) for the purpose of providing designated executives of United Bank with supplemental retirement benefits. Mr. Crawford has been designated by the Committee for participation in the SERP which provides him with a retirement benefit equal to 30% of base salary, less all employer contributions (other than matching contributions) to his accounts under the 401(k) Plan and the Supplemental Savings and Retirement Plan. Mr. Crawford has the opportunity to receive an additional annual contribution equal to 15% of base salary if certain performance criteria are achieved during overlapping three-year performance periods, as established within ninety (90) days of the beginning of each performance period by the Committee.

All other participants in the SERP are entitled to their benefit upon the later of termination of employment or attainment of age 60, subject to the completion of five years of service with the Bank. Benefits under the SERP are payable in monthly installments in the form of a straight life annuity unless the participant has made a lump sum election in accordance with the terms of the SERP. A participant may elect to receive all, none or a specified portion of his or her retirement benefit as a lump sum determined on the basis of the interest rate and mortality assumptions used to calculate benefits under the tax-qualified Retirement Plan. Any such lump sum election must be made prior to the date of the participant’s commencement of participation in the SERP; otherwise, such an election becomes effective only if the participant remains in the employment of the Bank for the full 12 calendar months immediately following the date of the election (except in the case of death or disability) and payment of such lump sum pursuant to such election is not made until the fifth anniversary of the date on which payment would otherwise have been made.

In the event that a participant who has made an election dies or becomes disabled during the 12 calendar month period following the election date, the requirement to remain employed during such 12-month period will be deemed to have been satisfied. Benefits under the SERP are not payable if barred by any action of the Connecticut Banking Commissioner or the Federal Deposit Insurance Corporation. Moreover, benefits are not payable if the participant is in breach of any non-competition or other restrictive covenant agreement in such participant’s employment or change in control agreement or if the participant has been discharged from employment for cause. In the event of a participant’s death, the participant’s spouse will receive a benefit equal to 100% of the benefit that would have been provided from the SERP had the participant retired on the date of death and commenced benefits on the later of the date the participant would have attained age 60 or the date of the participant’s death; provided, however, that in calculating the participant’s benefit, the offset attributable to the participant’s tax-qualified Retirement Plan shall be determined on the basis of the 50% survivor annuity payable to the spouse under the tax-qualified Retirement Plan.

Upon the death of a participant after benefits commence under the SERP, 100% of the benefit that the participant was receiving at the time of death will be continued to his or her spouse; provided, however, that if a participant previously received a lump sum payment of all or a portion of the participant’s retirement benefit, such death benefit to the participant’s surviving spouse shall be proportionately reduced. In the event of the death of a participant who has one or more children who are dependents for federal income tax purposes and whose spouse dies while such child is a dependent, 100% of the benefit payable to the participant or the spouse, as the case may be, shall be continued to such dependent(s) for so long as any child remains a dependent. In 2008, the Committee amended the SERP to comply with new Section 409A of the Internal Revenue Code and its regulations.

Supplemental Executive Retirement Agreement

United Bank established a Supplemental Executive Retirement Agreement (the “Agreement”) for Mr. Kucia in 2010 to supplement his individual retirement benefits from other sources. After five years of service or termination before five years of service due to disability, the executive is entitled to receive a retirement benefit for twenty years in monthly installment payments. If a termination occurs after five years of service but before the age of 60, the retirement benefit is reduced 5% per year for the period that precedes the individual’s attainment of age 65. However, if a termination occurs before age 60 due to disability, without cause or for good reason, the full benefit will be provided later, upon the individual’s attainment of age 60. Termination upon change in control or death will provide full benefit regardless of a service period immediately following the event.

Pension Benefits

The following table provides information regarding the retirement benefits for the NEOs under the Company’s tax-qualified defined benefit and supplemental executive retirement plans, namely the Supplemental Executive Retirement Plan and Supplemental Executive Retirement Agreement, described below.

	Number of Years	Present Value of Accumulated	Payments During Last Fiscal
Name	Credited Service	Benefit($)	Year($)
William H. W. Crawford, IV(1)	4.00	257,463	0
Supplemental Executive Retirement
Plan (Defined Contribution)
Eric R. Newell(2)	0	0	0
Marino J. Santarelli(2)	0	0	0
David C. Paulson(2)	0	0	0
Mark. A. Kucia
Supplemental Executive Retirement
Agreement (Flat $ Benefit)	9.17	299,625	0
J. Jeffrey Sullivan(2)	0	0	0
Scott C. Bechtle(2)	0	0	0

(1)	Participant is not yet vested in the benefit under this plan.
(2)	Currently not participating in such a plan described above.

Non-Qualified Deferred Compensation

United maintains one non-qualified defined contribution plan, the Supplemental Savings and Retirement Plan.

The Bank adopted the Supplemental Savings and Retirement Plan, which was implemented in connection with the reorganization and offering that took place in 2005. This plan provides restorative payments to executives designated by the Compensation Committee who are prevented by federal law from receiving the full benefits contemplated by the tax-qualified Retirement Plan, 401(k) Plan and Employee Stock Ownership Plan (merged in to the 401(k) Plan effective January 1, 2014 and for the 2014 contributions). All NEOs participate in the plan. The restorative payments under the plan consist of cash payments in lieu of shares that cannot be allocated to the participant’s account under the Employee Stock Ownership Plan, deferrals and payments for employer safe harbor or matching contributions that cannot be made under the 401(k) Plan due to the legal limitations imposed on the 401(k) Plan and payments for benefits that cannot be paid under the Retirement Plan due to legal limitations imposed on benefits payable from the Retirement Plan.

The following table provides information in respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax qualified.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals /	Balance at
Name	in Last FY($)	in Last FY($)(1)	Last FY($)(2)	Distributions($)	Last FYE($)
William H.W. Crawford, IV	0	10,690	(3,727)	0	185,688
Eric R. Newell	0	652	219	0	10,994
Marino J. Santarelli	0	2,795	468	0	34,636
David C. Paulson(3)	0	0	0	0	0
Mark A. Kucia	0	180	274	0	15,712
J. Jeffrey Sullivan(3)	0	0	0	0	0
Scott C. Bechtle	0	0	(534)	0	18,311

(1)	2014 deferred compensation match on current year deferrals.
(2)	2014 deferred compensation interest accrued on all deferrals.
(3)	Mr. Paulson and Mr. Sullivan were not participants in the Plan in 2014.

Potential Payments Upon Termination or Change in Control

The Bank and the Company have employment agreements with Named Executive Officers Messrs. Crawford, Newell, Santarelli, Paulson, and Kucia. All of these contracts, with the exception of the contract with Mr. Crawford, CEO, reflect a term of one year and may be extended on an annual basis upon written notice provided by the Compensation Committee. The contracts with the NEOs have been extended to December 31, 2015. The contract with Mr. Crawford, CEO had an initial three year term ending on April 30, 2017, which may be extended annually upon written notice from the Compensation Committee.

Under specified circumstances including change in control, termination for reasons other than cause or resignation due to good reason, the employment agreements provide for certain additional payments. However, the Named Executive Officer’s employment may be terminated for cause without incurring any continuing obligations.

Payments and Benefits upon any Termination

Executive officers are entitled to receive earned and unpaid compensation upon any termination of employment. In addition, all unvested stock awards and all unvested stock options held by the Named Executive Officers will be forfeited upon termination of employment, except death, disability, retirement and change-in-control.

Death

The Named Executive Officer’s survivor is entitled to receive earned and unpaid compensation upon the death of the Named Executive Officer and all unvested stock awards and all unvested stock options held by the Named Executive Officer granted from the 2006 Plan will be accelerated and the beneficiary can exercise the options at any time within five years from the termination (but not after the expiration date of the option). All unvested stock awards and all unvested stock options held by the Named Executive Officer granted from the 2012 Plan will be accelerated and the beneficiary can exercise the options at any time within one year from the termination (but not after the expiration date of the option). In addition, the health care benefit will be provided for the maximum COBRA continuation period available to Executive’s surviving spouse and eligible dependents, if any.

Disability

The Named Executive Officer is entitled to receive earned and unpaid compensation upon the separation from service due to disability of the Named Executive Officer and all unvested stock awards and all unvested stock options held by the Named Executive Officer granted from the 2006 Plan will be accelerated and the beneficiary can exercise the options at any time within five years from the termination (but not after the expiration date of the option). All unvested stock awards and all unvested stock options held by the Named Executive Officer granted from the 2012 Plan will be accelerated and the beneficiary can exercise the options at any time within one year from the termination (but not after the expiration date of the option). In addition, the health care benefit, long-term disability and group-term life insurance will be continued until the Named Executive Officer is eligible for Medicare.

Retirement

The Named Executive Officer is entitled to receive earned and unpaid compensation upon the retirement of the Named Executive Officer. The vesting of all unvested stock awards and all unvested stock options held by the Named Executive Officer granted pursuant to the 2006 Plan will be accelerated and the Named Executive Officer can exercise the options at any time within five years from the termination (but not after the expiration date of the option). The vesting of all unvested stock awards and all unvested stock options held by the Named Executive Officer granted pursuant to the 2012 Plan will vest according to the original grant agreement terms; the 2012 Plan does not have an accelerated vesting upon retirement provision. However, with regard to the stock options granted pursuant to the 2012 Plan all such options shall be exercisable on the earlier of the exercise period or prior to three years from the date of vesting with respect to unvested stock options, or within three years of retirement for vested stock options. In addition, the health care benefit will be continued until the Named Executive Officer is eligible for Medicare.

Voluntary Termination or Involuntary Termination for Cause

A Named Executive Officer who voluntarily terminates employment or whose employment is terminated by the Company due to cause is not entitled to any additional benefits.

Involuntary Termination Without Cause or Voluntary Termination for Good Reason

Involuntary Termination Without Cause, the CEO is entitled to:

•

A lump sum payment equal to three times the sum of his base salary immediately prior to termination if his employment is terminated before the third-year anniversary of the effective date of his employment agreement (two and one-half times if his employment is terminated between the third-year anniversary and fourth-year anniversary and two and one-quarter times if his employment is terminated at or following the fourth-year anniversary), plus his annual target incentive compensation payable in cash for the year of termination.

•	A lump sum payment equal to the pro-rata portion of the CEO’s annual target cash incentive compensation for the year of termination.

•

A lump sum payment equal on an after-tax basis to the present value of the total cost of the medical coverage under the Health Plan that would have been incurred by both the Named Executive Officer and the Company for the period of one and a half years.

•	A lump sum payment equal on an after-tax basis to the cost of continuing coverage under the Company’s group long-term disability and group life insurance policies for three years.

•	Acceleration of unvested stock options and restricted stock.

Voluntary Termination for Good Reason, the CEO is entitled to:

•

A lump sum payment equal to three times the sum of his base salary immediately prior to termination if his employment is terminated before the third-year anniversary of the effective date of his employment agreement (two and one-half times if his employment is terminated between the third-year anniversary and fourth-year anniversary and two and one-quarter times if his employment is terminated at or following the fourth-year anniversary), plus his annual target incentive compensation payable in cash for the year of termination.

•	A lump sum payment equal to the pro-rata portion of the CEO’s annual target cash incentive compensation for the year of termination.

•

A lump sum payment equal on an after-tax basis to the present value of the total cost of the medical coverage under the Health Plan that would have been incurred by both the Named Executive Officer and the Company for the period of one and a half years.

•	A lump sum payment equal on an after-tax basis to the cost of continuing coverage under the Company’s group long-term disability and group life insurance policies for one and a half years.

•	Acceleration of unvested stock options and restricted stock.

The Named Executive Officer (with the exception of the CEO) is entitled to:

•

One and a half times the sum of the Named Executive Officer’s Base Salary immediately prior to termination plus an amount equal to the greater of the Named Executive Officer’s annual target incentive compensation for the year of termination or the Named Executive Officer’s annual incentive compensation received for the latest year preceding the year of termination.

•	A lump sum payment equal to the pro-rata portion of the Named Executive Officer’s annual target incentive compensation for the year of termination.

•

A lump sum payment equal on an after-tax basis to the present value of the total cost of the medical coverage under the Health Plan that would have been incurred by both the Named Executive Officer and the Bank for the period of three years.

•	A lump sum payment equal on an after-tax basis to the cost of continuing coverage under the Bank’s group long-term disability and group life insurance policies for three years.

•	Acceleration of unvested stock options and restricted stock.

Termination Without Cause or Voluntary Resignation for Good Reason Within Two Years after Change-in-Control

Upon termination without cause or voluntary resignation for good reason within two years after a change in control, the Named Executive Office is entitled to the following benefits:

•

A lump sum payment equal to three times the sum of the Named Executive Officer’s base salary immediately prior to termination, plus an amount equal to the greater of the portion of the Named Executive Officer’s annual target incentive compensation payable in cash for the year of termination or the portion of the Named Executive Officer’s annual incentive compensation received in cash for the latest year preceding the year of termination. For the CEO, it is three times the sum of his base salary immediately prior to termination if his employment is terminated before the third-year anniversary of the effective date of his employment agreement (two and one-half times if his employment is terminated between the third-year anniversary and fourth-year anniversary and two and one-quarter times if his employment is terminated at or following the fourth-year anniversary), plus his annual target incentive compensation payable in cash for the year of termination.

•	A lump sum payment equal to the pro-rata portion of the Named Executive Officer’s annual target incentive compensation for the year of termination.

•	Acceleration of unvested stock options and restricted stock.

•

A lump sum payment equal on an after-tax basis to the present value of the total cost of the medical coverage under the Company’s health plan that would have been incurred by both the Named Executive Officer and the Bank for three years, provided that the Named Executive Officer is not eligible for retiree benefits under the Bank’s health plan or Medicare, and provided further that the Named Executive Officer is in compliance with the non-solicitation, confidentiality and non-disparagement provisions in the Named Executive Officer’s employment agreement.

•

A lump sum payment equal on an after-tax basis to the cost of continuing coverage under the Bank’s group long-term disability and group life insurance policies for three years, provided the Named Executive Officer is in compliance with the non-solicitation, confidentiality and non-disparagement provisions in the Named Executive Officer’s employment agreement.

The above benefits, if any, due under the employment agreements with the Company’s Named Executive Officers are payable in the payroll period following the payroll period in which termination of employment occurs. However, any change in control benefits that are subject to Section 409A of the Code will be delayed six months following the date of termination if the Named Executive Officer is a “key employee” under applicable regulations. If payments are delayed for such six-month period, the Named Executive Officer is entitled to interest on the delayed payment at the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury on the date such payment would have been made but for the delay.

If payments and benefits payable to the Named Executive Officers under the employment agreements, together with other payments and benefits they may have the right to receive on account of a change in control, would exceed the maximum limit imposed on the total of such payments by Section 280G of the Code (without triggering the excise tax imposed under Section 4999 of the Code), then the employment agreements provide that the payments to the Named Executive Officers will be reduced to the maximum amount that will not exceed that limit, provided that the net after-tax proceeds to the Named Executive Officer is not thereby decreased. Specifically, if the payments and benefits payable in connection with a change in control would be subject to the excise tax under Section 4999 of the Code, the Named Executive Officer will receive either (a) the payment reduced to the maximum amount that will not result in any excise tax under Code Section 4999 being triggered; or (b) the full payment, in which case, the Named Executive Officer will be responsible for paying the excise tax, but only if this alternative leaves the Named Executive Officer in a better after-tax position.

The tables below reflect the compensation and benefits that would be due to each of the Named Executive Officers, following or in connection with any termination of employment. The amounts shown assume that each termination of employment was effective as of December 31, 2014, and the fair market value of the Company’s common stock was $14.36, the closing price of common stock on the NASDAQ Global Select Market on that date. The amounts shown in the table are estimates of the amounts which would be paid upon termination of employment. Actual amounts to be paid can only be determined at the time of the termination of employment.

The following table describes the potential payments based upon a hypothetical termination or a change in control of the Company on December 31, 2014 for William H.W. Crawford, IV. Column (d) assumes an involuntary termination of the executive in mid-year as opposed to the mere expiration of the term of his employment agreement, for which termination payments would be substantially less:

Executive benefits and Payments Upon Termination (a)	Voluntary Termination for Good Reason $ (b)	Normal Retirement $ (c)	Involuntary Not For Cause Termination $ (d)	For Cause Termination $ (e)	Involuntary or Good Reason Termination within 2 Years of a CIC $ (f)	Death $ (g)	Disability $ (h)

Compensation:
Base Compensation	$2,630,661	0	$2,630,661	0	$2,630,661	0	0
Pro-rata Short-Term Incentive	281,887	0	281,887	0	281,887	344,296	344,296
Stock Option Unvested and Accelerated	16,890	0	16,890	0	16,890	16,890	16,890
Restricted Stock Unvested and Accelerated	383,675	0	383,675	0	383,675	383,675	383,675
Benefits and Perquisites:
Health and Welfare Benefit Continuation (1)	48,107	0	50,503	0	98,764	93,838	686,794
Supplemental Executive Retirement Agreement(2) Acceleration	0	0	2,236,344	0	2,236,344	451,344	451,344
280G Tax & Scale Back	0	0	0	0	0	0	0

Total:	3,361,220	0	5,599,960	0	5,648,221	1,290,043	1,882,999

(1)	Includes postretirement health care, postretirement life insurance, health care continuation for eligible non-spouse dependent only, group term life benefit and long-term disability benefit.
(2)	Participant is not yet vested in the benefit under this plan.

The following table describes the potential payments based upon a hypothetical termination or a change in control of the Company on December 31, 2014 for Eric R. Newell. Column (d) assumes an involuntary termination of the executive in mid-year as opposed to the mere expiration of the term of his one year employment agreement, for which termination payments would be substantially less:

Executive benefits and Payments Upon Termination (a)	Voluntary Termination $ (b)	Normal Retirement $ (c)	Involuntary Not For Cause Termination $ (d)	For Cause Termination $ (e)	Involuntary or Good Reason Termination within 2 Years of a CIC $ (f)	Death $ (g)	Disability $ (h)

Compensation:
Base Compensation	0	0	$664,850	0	$1,329,699	0	0
Pro-rata Short-Term Incentive	0	0	108,824	0	108,824	143,233	143,233
Stock Option Unvested and Accelerated	0	0	12,053	0	12,053	12,053	12,053
Restricted Stock Unvested and Accelerated	0	0	118,745	0	118,745	118,745	118,745
Benefits and Perquisites:
Health and Welfare Benefit Continuation(1)	0	0	72,748	0	72,748	31,354	1,018,688
280G Tax & Scale Back	0	0	0	0	0	0	0

Total:	0	0	977,220	0	1,642,069	305,385	1,292,719

(1)	Includes postretirement health care, postretirement life insurance, group term life benefit and long-term disability benefit.

The following table describes the potential payments based upon a hypothetical termination or a change in control of the Company on December 31, 2014 for Marino J. Santarelli. Column (d) assumes an involuntary termination of the executive in mid-year as opposed to the mere expiration of the term of his one year employment agreement, for which termination payments would be substantially less:

Executive benefits and Payments Upon Termination (a)	Voluntary Termination $ (b)	Retirement(2) $ (c)	Involuntary Not For Cause Termination $ (d)	For Cause Termination $ (e)	Involuntary or Good Reason Termination within 2 Years of a CIC $ (f)	Death $ (g)	Disability $ (h)

Compensation:
Base Compensation	0	0	673,959	0	1,347,918	0	0
Pro-rata Short-Term Incentive	144,306	144,306	118,713	0	118,713	144,306	144,306
Stock Option Unvested and Accelerated	0	0	11,028	0	11,028	11,028	11,028
Restricted Stock Unvested and Accelerated	0	0	108,657	0	108,657	108,657	108,657
Benefits and Perquisites:
Health and Welfare Benefit Continuation (1)	111,549	111,549	100,735	0	100,735	93,838	118,264
280G Tax & Scale Back	0	0	0	0	0	0	0

Total:	255,855	255,855	1,013,092	0	1,687,051	357,829	382,255

(1)

Includes health care continuation, group term life benefit and long-term disability benefit. The value represents three years continuation of benefits grossed up for tax. For voluntary termination or disability, benefit is assumed to continue until the participant is eligible for Medicare and for his spouse until the expiration of her COBRA continuation period.

(2)	Participant is retirement eligible age.

The following table describes the potential payments based upon a hypothetical termination or a change in control of the Company on December 31, 2014 for David C. Paulson. Column (d) assumes an involuntary termination of the executive in mid-year as opposed to the mere expiration of the term of his one year employment agreement, for which termination payments would be substantially less:

Executive benefits and Payments Upon Termination (a)	Voluntary Termination $ (b)	Retirement(2) $ (c)	Involuntary Not For Cause Termination $ (d)	For Cause Termination $ (e)	Involuntary or Good Reason Termination within 2 Years of a CIC $ (f)	Death $ (g)	Disability $ (h)

Compensation:
Base Compensation	0	0	637,500	0	1,275,000	0	0
Pro-rata Short-Term Incentive	0	0	110,000	0	110,000	150,000	150,000
Stock Option Unvested and Accelerated	0	0	0	0	0	0	0
Restricted Stock Unvested and Accelerated	0	0	266,457	0	266,457	266,457	266,457
Benefits and Perquisites:
Health and Welfare Benefit Continuation (1)	0	0	4,926	0	4,926	0	19,538
280G Tax & Scale Back	0	0	0	0	0	0	0

Total:	0	0	1,018,883	0	1,656,383	416,457	435,995

(1)

Includes health care continuation, group term life benefit and long-term disability benefit. The value represents three years continuation of benefits grossed up for tax. For disability, benefit is assumed to continue until the participant is eligible for Medicare.

The following table describes the potential payments based upon a hypothetical termination or a change in control of the Company on December 31, 2014 for Mark A. Kucia. Column (d) assumes an involuntary termination of the executive in mid-year as opposed to the mere expiration of the term of his one year employment agreement, for which termination payments would be substantially less:

Executive benefits and Payments Upon Termination (a)	Voluntary Termination $ (b)	Normal Retirement $ (c)	Involuntary Not For Cause Termination $ (d)	For Cause Termination $ (e)	Involuntary or Good Reason Termination within 2 Years of a CIC $ (f)	Death $ (g)	Disability $ (h)
Compensation:
Base Compensation	0	0	617,909	0	1,235,817	0	0
Short-Term Incentive	0	0	105,398	0	105,398	136,939	136,939
Stock Option Unvested and Accelerated	0	0	8,035	0	8,035	8,035	8,035
Restricted Stock Unvested and Accelerated	0	0	79,149	0	79,149	79,149	79,149
Benefits and Perquisites:
Health and Welfare Benefit Continuation (1)	0	0	4,923	0	4,923	0	20,609
Supplemental Executive Retirement Agreement Acceleration	78,499	0	289,840	0	458,801	458,801	289,840
280G Tax & Scale Back	0	0	0	0	0	0	0

Total:	78,499	0	1,105,254	0	1,892,123	682,924	534,572

(1)

Includes health care continuation, group term life benefit and long-term disability benefit. The value represents three years continuation of benefits grossed up for tax. For disability, benefit is assumed to continue until the participant is eligible for Medicare.

Director Compensation

Director Fees

The Compensation Committee reviews the Board compensation regularly to ensure it is appropriate, competitive and effective. The Company paid fees totaling $561,025 to non-employee Directors during the fiscal year ended December 31, 2014. Directors are not paid separately for their services on the Board of both the Company and the Bank. In 2014, the Committee decided that effective upon the closing of the Merger, the non-employee members of the Boards of Directors of the Company and the Bank became entitled to the following compensation:

Type of Compensation	Amount
Annual Cash Retainer	$25,000*
Annual Equity Grant Retainer	$25,000*
Annual Chairman of the Board Retainer	$60,000**
Annual Vice Chairman of the Board Retainer	$36,000**
Annual Committee Chair Retainer	$11,400***
Annual Retainer for Non-Chair Director of the Company	$6,840+
Board Fee Per Meeting	$1,000++
Committee Fee Per Meeting	$850++

*Represents an aggregate amount payable for service on either or both of the Boards of Directors.

**The same person serves in this position for the Company and the Bank, and this amount represents an aggregate fee for such service.

***Applies to the Chair of a Committee of the Company or the Bank. A Chair of the same Committee of the Company and the Bank will receive this amount in the aggregate for such service.

+Applies to members of the Board of Directors of the Company who do not serve as Chair of a Committee of the Company or the Bank.

++A joint meeting of the Company and the Bank would be considered one meeting for purposes of the fee.

On June 20, 2014, each non-employee Director received 1,820 shares of restricted stock from the Rockville Financial, Inc. 2012 Stock Incentive Plan. The restricted stock granted will vest 100% on the first anniversary of the grant date.

The following table details the compensation paid to each of our non-employee Directors in 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (3) ($)	Option Awards (4) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paula A. Aiello(1)	41,963	24,989	0	0	0	0	66,952
Michael A. Bars	70,992	24,989	0	0	0	0	95,981
C. Perry Chilberg (2)	18,575	0	0	0	0	0	18,575
Michael F. Crowley(1)	47,283	24,989	0	0	0	0	72,272
David A. Engelson(2)	16,450	0	0	0	0	0	16,450
Joseph F. Jeamel (2)	19,825	0	0	0	0	0	19,825
Kristen A. Johnson	70,691	24,989	0	0	0	0	95,680
Carol A. Leary(1)	41,968	24,989	0	0	0	0	66,957
Raymond H. Lefurge, Jr.	105,942	24,989	0	0	0	0	130,931
Stuart E. Magdefrau	67,752	24,989	0	0	0	0	92,741
Rosemarie Novello Papa(2)	15,600	0	0	0	0	0	15,600
Kevin E. Ross(1)	42,717	24,989	0	0	0	0	67,706
Robert A. Stewart, Jr. (1)	71,717	24,989	0	0	0	0	96,706
Richard M. Tkacz (2)	15,175	0	0	0	0	0	15,175

(1)	Includes Board fees paid by the Company beginning with service following legal close of the Merger.
(2)

Includes Board fees paid by the Company prior to legal close of the Merger for joint service as Bank and Holding Company Directors. Ms. Papa and Messrs. Chilberg, Engelson, Jeamel and Tkacz no longer served as Holding Company Directors following the Merger. Mr. Jeamel retired from the Bank Board effective June 30, 2014.

(3)

As of December 31, 2014, Directors have the following unvested restricted stock shares; Aiello – 1,820 shares; Bars – 1,820 shares; Crowley – 1,820 shares; Johnson – 1,820 shares; Leary – 1,820 shares; Lefurge – 1,820 shares; Magdefrau – 1,820 shares; Ross – 1,820 shares; and Stewart – 1,820 shares.

(4)	Directors did not have any unvested stock options as of December 31, 2014.

Deferred Compensation Plan

The Bank maintains the Rockville Bank Non-Qualified Deferred Compensation Plan for Directors, a non-qualified plan that permits Directors to defer all or part of their total fees for a plan year in 25% increments. The participants in the Non-Qualified Deferred Compensation Plan direct the investment of their deferred amounts among several investment funds. Participants elect the method of payment of their deferral accounts either on a date certain or upon termination of their service as a Director. Participants may elect to receive the deferral amounts in a lump sum payment or in consecutive annual installments over a period not to exceed five years. The Bank did not accrue expenses to Directors in connection with this plan during the fiscal year ended December 31, 2014.

Compensation in the form of perquisites and other personal benefits provided by us has been omitted for all individual Directors as the total amount of those perquisites and personal benefits constituted less than $10,000 for 2014 for each.

Certain Relationships and Related Transactions

Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Notwithstanding this rule, federal regulations permit banks like United Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all Bank employees and does not give preference to any executive officer or director over any other employee. United Bank maintains certain loan programs whereby employees with one year of service or more, including executive officers and directors, may obtain loans with an interest rate discount upon request. From time to time, United Bank also makes loans and extensions of credit, directly and indirectly, to its executive officers and directors that are not part of an employee discount loan program. These loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to United Bank, and do not involve more than the normal risk of collectability or present other unfavorable features.

The following information is furnished for outstanding loans made by United Bank to executive officers under the discounted loan programs:

	Original Loan Date		Original Note Rate		Largest Aggregate Principal Outstanding During 2014	Principal Balance as of 12/31/14	Interest Paid During 2014
Name		Loan Type		Current Rate
Eric R. Newell	6/26/2014	Fixed Residential	3.75%	3.25% Rate Modified	$528,000	$523,340	$7,838

Samir R. Patel	7/21/2014	Fixed Residential	3.50%	3.00% Rate Modified	$929,600	$923,590	$11,415

ELECTION OF DIRECTORS

(Proposal 1)

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE

ELECTION OF PAULA A. AIELLO, CAROL A. LEARY AND KEVIN E. ROSS. TO SERVE AS

DIRECTORS OF THE COMPANY FOR A TERM OF FOUR YEARS, AND UNTIL THEIR

RESPECTIVE SUCCESSORS ARE QUALIFIED AND ELECTED.

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

(Proposal 2)

As part of our commitment to corporate governance best practices, and as required by the Section 14A(a)(2) of the Securities Exchange Act of 1934, the Company’s Board of Directors is providing shareholders with the opportunity to cast an advisory vote on its compensation program at the Annual Meeting through the following resolution:

“RESOLVED, that the shareholders approve the Company’s executive compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.”

We believe that our compensation policies and procedures, which are described more fully in the “Compensation Discussion and Analysis” section of this Proxy Statement and in the tables and narrative in the “Executive Compensation” section, are strongly aligned with the long-term interests of shareholders. The Company’s executive compensation philosophy is designed to be attractive, market-based, tied to performance and aligned with shareholders’ interests. We believe the Bank’s objective of remaining community centric, focusing on quality personal service, and expanding its lending activities, banking networks and consumer products, will be enhanced by this strategy. Our compensation programs are designed to consider competitive market data, specific role functions that may be unique to our structure, internal equity and the performance of both the individual and the Company. We believe this approach will help us attract, retain and reward the best employees, fulfill the Company’s growth objectives and promote shareholder value.

This vote will not be binding on or overrule any decisions by the Company’s Board of Directors or Compensation Committee, will not create or imply any additional fiduciary duty on the part of the Board of Directors or the Compensation Committee, and will not restrict or limit the ability of our shareholders to make proposals in the future for inclusion in proxy materials related to executive compensation. The Company’s Compensation Committee and Board of Directors will, however, take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY’S

EXECUTIVE COMPENSATION, AS DESCRIBED IN “COMPENSATION DISCUSSION AND

ANALYSIS”, AND THE TABULAR DISCLOSURE REGARDING NAMED EXECUTIVE OFFICER

COMPENSATION (TOGETHER WITH ACCOMPANYING NARRATIVE DISCLOSURE) IN THIS

PROXY STATEMENT.

ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON

EXECUTIVE COMPENSATION

(Proposal 3)

As an additional part of our commitment to corporate governance best practices, and as required by the Section 14A(a)(2) of the Exchange Act, the Company’s Board of Directors is providing shareholders with the opportunity to provide an advisory vote to assist the Board in determining whether the shareholder advisory vote on executive compensation should occur every one, two or three years.

Consistent with the Company’s compensation philosophy, the Company’s executive compensation program promotes a total compensation program designed to support our belief that all executives should have a significant portion of their compensation tied to performance. We define performance to reflect a balance of Company and individual performance on both a short- and long-term basis. In setting our total compensation guidelines, we target a significant portion of our compensation in the form of annual cash incentives and equity/long-term incentive awards that focus on performance-based, at-risk compensation. Stock options and time-vested restricted stock granted in 2014 vest 33.33% on the first anniversary of the grant, and 33.33% annually thereafter. Performance-vested restricted stock granted in 2014 will have a three-year performance period with 100% vesting at the end of that time. In addition, the Company generally maintains one year employment contracts for its executives (except for the contract term for Mr. Crawford, the Company’s Chief Executive Officer).

The Company believes holding an advisory vote on executive compensation every year would allow the Company to conduct a meaningful and detailed review of its pay practices in response to such shareholder advisory vote on executive compensation.

For the reasons discussed above, the Board of Directors recommends that shareholders vote to hold the advisory vote on executive compensation every year. Shareholders are not voting, however, to approve or disapprove of this particular recommendation. The proxy card provides for four choices and shareholders are entitled to vote on whether the advisory vote on executive compensation should be held every one, two, or three years, or to abstain from voting.

While the result of this advisory vote on the frequency of the vote on executive compensation is non-binding, the Board of Directors values the opinions that shareholders express in their votes. It will consider the outcome of the vote and those opinions when deciding how frequently to conduct the vote on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

TO HOLD THE ADVISORY VOTE ON EXECUTIVE COMPENSATION ANNUALLY.

APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

(Proposal 4)

The Board of Directors approved and recommends that shareholders approve the amendment to our Certificate of Incorporation to eliminate the 80% super majority vote on certain Certificate of Incorporation amendments. If Proposal Four is approved, it will immediately lower the vote required to approve amendments to certain provisions of the Certificate of Incorporation, including the amendments in Proposal Five and Proposal Six. The proposed amendment is incorporated in the Certificate of Incorporation, a copy of which amendment is attached as Exhibit A and marked to show the proposed changes. The description below of the material changes to the Certificate of Incorporation is qualified in its entirety by reference to Exhibit A. We encourage you to carefully read Exhibit A in its entirety.

Board Recommendation

The 80% super majority voting provision was included in the Company’s Certificate of Incorporation at a time when the Company’s priorities were focused on successfully converting the Company to public ownership and out of concern for unwanted takeover initiatives. The Board of Directors believes that the adoption of the amendment to the Certificate of Incorporation will eliminate an impediment to corporate expansion efforts and shareholder democracy, and will provide added flexibility to the Board to respond to the needs of the Company and its shareholders and is in the best interest of its shareholders.

ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

PROPOSAL FOUR TO AMEND THE CERTIFICATE OF INCORPORATION.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

(Proposal 5)

The Board of Directors has also approved a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 60 million to 120 million. The proposed amendment would replace Section (a) of Article Fourth of the Certificate of Incorporation with the following language:

The total number of shares of all classes of capital stock which the Corporation is authorized to issue is one hundred twenty two million (122,000,000), of which one hundred twenty million (120,000,000) shall be common stock, no par value per share, and of which two million shares (2,000,000) shall be preferred stock, no par value per share.

The actual language proposed to be changed is set forth in Exhibit B.

The Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. The Board of Directors believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s stockholders.

The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock that will result from the Company’s adoption of the proposed amendment. Except as otherwise required by law or by a regulation of NASDAQ, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board of Directors (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board of Directors determines is not in the best interest of the Company and its stockholders. However, the Board of Directors does not intend or view the proposed increase in the number of authorized shares of the Company’s Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Any newly authorized shares of the Company’s Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The proposed amendment will not affect the rights of current holders of the Company’s Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED

AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S

COMMON STOCK FROM 60 MILLION TO 120 MILLION.

APPROVAL OF CHANGE OF STATE OF

INCORPORATION FROM CONNECTICUT TO DELAWARE

(Proposal 6)

The Board of Directors has approved and recommends to the shareholders a proposal to change the Company’s state of incorporation from the State of Connecticut to the State of Delaware (the “Charter Change”). If our shareholders approve the Charter Change, we will accomplish the Charter Change by converting the corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Connecticut Business Corporations Act (the “CBCA”). For the purposes of this Proposal Six, we sometimes refer to the Company as “UNITED-Connecticut” prior to the Charter Change and “UNITED-Delaware” after the Charter Change.

Summary

The principal effects of the Charter Change will be that:

•	The affairs of the Company will cease to be governed by Connecticut corporation laws and will become subject to Delaware corporation laws.

•

The resulting Delaware corporation, “UNITED-Delaware,” will be the same entity as the Company as currently incorporated in Connecticut, and will continue with all of the rights, privileges and powers of UNITED-Connecticut, will possess all of the properties of UNITED-Connecticut, will continue with all of the debts, liabilities and obligations of UNITED-Connecticut and will continue with the same officers and directors of UNITED-Connecticut immediately prior to the Charter Change, as more fully described below.

•

When the Charter Change becomes effective, each outstanding share of UNITED-Connecticut capital stock will continue to be an outstanding share of capital stock of a like class of the resulting Delaware corporation, and each outstanding option or right to acquire shares of UNITED-Connecticut common stock will continue to be an option or right to acquire shares of common stock of the resulting Delaware corporation, UNITED-Delaware.

General Information

The Company will complete the Charter Change by entering into a Plan of Domestication, a draft copy of which is attached hereto as Exhibit C. Approval of the Charter Change will constitute approval of the Plan of Domestication. At the effective time of the Charter Change the Company will file with the Connecticut Secretary of State a Statement of Domestication, and will also file with the Delaware Secretary of State a Certificate of Conversion and Certificate of Incorporation, draft copies of which are attached hereto as Exhibits D, E and F. In addition, the Board of Directors of the Company will adopt bylaws for the resulting Delaware corporation, which is referred to here as the Delaware bylaws, a draft copy of which is attached as Exhibit C – Annex A. Approval of the Charter Change will constitute approval of the Delaware certificate of incorporation and Delaware bylaws.

Apart from being governed by the Delaware certificate of incorporation, the Delaware bylaws and the DGCL, for all other purposes, UNITED-Delaware will be the same entity as UNITED-Connecticut immediately prior to the Charter Change: UNITED-Delaware will continue with all of the rights, privileges and powers of UNITED-Connecticut, it will possess all of the properties of UNITED-Connecticut, it will continue with all of the debts, liabilities and obligations of UNITED-Connecticut and it will continue with the same officers and directors of UNITED-Connecticut immediately prior to the Charter Change.

After the Charter Change, the Company will continue to be a publicly-held company and the shares of the Company’s common stock will continue to be traded, without interruption, on the NASDAQ under the same symbol (UBNK). The Company will continue to file periodic reports and other documents with the SEC and provide to its shareholders the same type of information that it has previously filed and provided. In summary, the Charter Change will not change the respective positions under federal securities laws of the Company or its shareholders.

Reasons for the Charter Change

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the CBCA.

In addition, Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Connecticut, do not have a specialized judiciary for matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Connecticut court has considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing the Company’s Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Charter Change from Connecticut to Delaware may also make it easier to attract future candidates willing to serve on the Company’s Board of Directors, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the Board of Directors and the Company, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Based on data reported by the Delaware Secretary of State’s Office, over half of publicly-traded corporations in the United States and more than 60% of the Fortune 500 companies are incorporated in Delaware.

Changes as a Result of Charter Change

If the Charter Change proposal is approved, the Charter Change will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company Shareholders’ Rights Before and After the Charter Change” below. The Charter Change is not expected to affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation. The Charter Change itself will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Charter Change), or officers and directors of the Company.

Mechanism for Charter Change into Delaware

The process for reincorporating the Company from Connecticut to Delaware calls for the Statement of Domestication to be filed with the Connecticut Secretary of State and for the Delaware Certificate of Incorporation and a Certificate of Conversion to be filed with the Delaware Secretary of State at approximately the time desired for the Charter Change to take effect.

The Plan of Domestication

The Charter Change will be effected pursuant to the Plan of Domestication to be entered into by the Company. The Plan of Domestication provides that the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of UNITED-Connecticut, and all property owned by UNITED-Connecticut, all debts due to UNITED-Connecticut, as well as all other causes of action belonging to UNITED-Connecticut immediately prior to the conversion, remaining vested in UNITED-Delaware following the conversion. UNITED-Delaware will remain as the same entity following the conversion. The directors and officers of UNITED-Connecticut immediately prior to the conversion will be the directors and officers of UNITED-Delaware.

At the effective time of the Charter Change, each then-outstanding share of UNITED-Connecticut common stock will automatically be converted into one share of common stock of the resulting Delaware corporation and each shares of UNITED-Connecticut preferred stock will automatically be converted into one share of preferred stock of a like class of the resulting Delaware corporation (there are no shares of preferred stock outstanding). Existing shareholders of the Company will not be required to exchange existing stock certificates for new stock certificates. Following the effective time of the Charter Change, any pre-Charter

Change shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Charter Change shares. Shareholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s).

Pursuant to the Charter Change, UNITED-Delaware will assume all of UNITED-Connecticut’s obligations related to convertible equity securities and other rights to purchase UNITED-Connecticut common stock. UNITED-Connecticut’s outstanding convertible securities consist of options to purchase UNITED-Connecticut common stock granted under the Company’s incentive plans. Each outstanding option to purchase shares of UNITED-Connecticut common stock will be converted into an option to purchase a number of shares of UNITED-Delaware common stock on the same terms and conditions as in effect immediately prior to the Charter Change. In addition, we have granted restricted stock and performance restricted stock awards under the Incentive Plan. Each share of restricted stock and performance restricted stock that entitles the holder to shares of UNITED-Connecticut common stock will be converted into a restricted stock or performance restricted stock that entitles the holder to shares of UNITED-Delaware common stock on the same terms and conditions as in effect immediately prior to the Charter Change.

Effect of Vote for the Charter Change

A vote in favor of the Charter Change proposal is a vote to approve the Plan of Domestication and therefore the Charter Change. A vote in favor of the Charter Change proposal is also effectively a vote in favor of the Delaware Certificate of Incorporation and the Delaware bylaws.

Effective Time

If the Charter Change proposal is approved, the Charter Change will become effective upon the filing of, and at the date and time specified in (as applicable), the Statement of Domestication filed with the Secretary of State of Connecticut and the Certificate of Conversion and the Delaware Certificate of Incorporation filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Connecticut Secretary of State and the Delaware Secretary of State. If the Charter Change proposal is approved, it is anticipated that the Company’s Board of Directors will cause the Charter Change to be effected as soon as reasonably practicable. However, the Charter Change may be delayed by the Company’s Board of Directors or the Plan of Domestication may be terminated and abandoned by action of the Company’s Board of Directors at any time prior to the effective time of the Charter Change, whether before or after the approval by the Company’s shareholders, if the Company’s Board of Directors determines for any reason that the consummation of the Charter Change should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

If the Charter Change proposal fails to obtain the requisite vote for approval, the Charter Change will not be consummated and the Company will continue to be incorporated in Connecticut and be subject to the Company’s certificate of incorporation and bylaws, as may be amended at the Annual Meeting.

Comparison of Shareholders’ Rights Before and After the Charter Change

Because of differences between the CBCA and the DGCL, as well as differences between the Company’s governing documents before and after the Charter Change, the Charter Change will effect certain changes in the rights of the Company’s shareholders. Summarized below are the most significant provisions of the CBCA and DGCL, along with the differences between the rights of the shareholders of the Company before and after the Charter Change that will result from the differences among the CBCA and the DGCL and the differences between UNITED-Connecticut’s certificate of incorporation and bylaws and UNITED-Delaware’s certificate of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CBCA, the DGCL, UNITED-Connecticut’s certificate of incorporation, UNITED-Connecticut’s bylaws and UNITED-Delaware’s certificate of incorporation and UNITED-Delaware’s bylaws.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors

Connecticut law provides that a corporation must have at least one director and may provide in its certificate of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.

UNITED-Connecticut’s certificate of incorporation provides that the number of directors shall be no fewer than eight and not more than 16. Subject to this limitation, the number of directors shall be set by a resolution of the board of directors. The number of directors is currently fixed at 10.

No change.

Classified Board of Directors	Connecticut law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Connecticut corporation must be elected annually.	Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes divided as equally as possible with staggered terms of office.

	UNITED-Connecticut has a classified Board with four classes.	UNITED-Delaware will have a classified Board of Directors with three classes. Current directors in the 2019 class (3) will be reassigned to the 2016 class (1) and 2017 class (2).

Removal of Directors

Under Connecticut law, any one or all of the directors of a corporation may be removed by the holders of a plurality vote unless the certificate of incorporation provides otherwise. Connecticut does not distinguish between removal of directors with or without cause.

Under Delaware law, directors of a corporation with a classified board may be removed only for cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

UNITED-Connecticut’s certificate of incorporation provide that any director may be removed, with cause, by a vote of at least two-thirds of the directors then in office or 80% of the issued and outstanding stock entitled to vote on the matter. Amendment of this provision requires that affirmative vote of 80% of the issued and outstanding stock entitled to vote.

UNITED-Delaware’s certificate of incorporation will provide that any director may be removed, only for cause, by a majority vote of the issued and outstanding stock entitled to vote on the matter.

Board Action by Written Consent

Connecticut law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

	UNITED-Connecticut’s certificate of incorporation and bylaws do not change this statutory rule.	UNITED-Delaware’s certificate of incorporation and bylaws will not change this statutory rule.

Special Meetings of Shareholders

Connecticut law provides that, for a public company, shareholders holding 35% or more of outstanding stock may call for a special meeting of shareholders, as can the Board of Directors or other persons authorized in the certificate of incorporation or bylaws.

Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

	UNITED-Connecticut’s bylaws provide that special meetings of the shareholders may be called only by the Chairman of the Board or by the Board of Directors.	No change.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

Cumulative Voting

Unless otherwise provided in the certificate of incorporation, directors of a Connecticut corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Connecticut law permits cumulative voting in the election of directors as long as the certificate of incorporation provides for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

	UNITED-Connecticut does not have a provision granting cumulative voting rights in the election of its directors in its certificate of incorporation or bylaws.	No change.

Vacancies

All vacancies on the board of directors of a Connecticut corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provide otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provide otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

On November 14, 2013, the board of directors of UNITED-Connecticut adopted a resolution amending UNITED-Connecticut’s bylaws, effective as of the effective time of the merger between Rockville Financial, Inc. and United Financial Bancorp, Inc., to provide that any vacancy occurring on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the board of directors; provided, however, that, during the three–year period following the merger, the board of directors will consider for election only nominees recommended by the governance and nominating committee. A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors, will be elected to serve for a term expiring at the next annual meeting at which directors are elected and which such director’s successor will have been elected and qualified.

No change.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

Stockholder Voting Provisions

Under Connecticut law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of shareholders. Generally, action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Connecticut law or the certificate of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the shareholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of shareholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of shareholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

	UNITED-Connecticut’s certificate and bylaws do not change these statutory rules.	No change.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

Stockholder Vote for Mergers and Other Corporate Reorganizations

In general, Connecticut requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Connecticut, Connecticut law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% of the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

UNITED-Connecticut’s certificate provide that a merger or sale of all or substantially all of the assets of the Company requires the vote of 66 2/3% of outstanding shares entitled to vote. Amendment of this provision requires the vote of 80% of outstanding shares entitled to vote.

No change, except 80% vote requirement is removed.

Advance Notice of Stockholder Proposals	Connecticut law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.	Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.

UNITED-Connecticut’s bylaws establish an advance notice procedure with regard to director nominations and other new business proposals to be brought before UNITED-Connecticut’s annual meeting by stockholders. For nominations to be properly brought before an annual meeting of stockholders, such nominations must be stated in writing and filed with UNITED-Connecticut’s secretary at least 100 days prior to any meeting called for the election of directors; provided however, that if fewer than 100 days’ notice of the meeting is given to stockholders, such nominations must be filed with UNITED-Connecticut’s secretary at least 10 business days following the earlier of (a) the date on which notice of such meeting was given to stockholders; or (b) the date on which a public announcement of such meeting was first made. All nominations must comply with the board of directors’ nomination policy.

No change.

For new business to be properly brought before an annual meeting by a stockholder, such new business must be stated in writing and filed with UNITED-Connecticut’s secretary at least 30 days before the date of the annual meeting, and all business so stated, proposed, and filed will be considered at the annual meeting. However, no other proposal other than at the direction of the board of directors will be acted upon at the annual meeting.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

Amendments to the Certificate of Incorporation or Certificate of Incorporation

Connecticut law requires the adoption of a resolution by the board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or adversely affected by the amendment.

Under the DGCL, shareholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the shareholders.

Assuming approval of Proposal 4 above, UNITED-Connecticut’s certificate of incorporation may be amended by the vote of at least a majority of each class of outstanding shares entitled to vote as a separate class on such matter.

No change.

Amendments to the Bylaws

Connecticut law provides that, unless otherwise prohibited by any bylaws adopted by the shareholders, the board of directors may amend any bylaw, including any bylaw adopted by the shareholders. The certificate of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the shareholders entitled to vote, provided that the certificate of incorporation may confer such power on the board of directors, although the power vested in the shareholders is not divested or limited where the board of directors also has such power.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

Amendments to the Bylaws

On November 14, 2013, the board of directors of UNITED-Connecticut adopted a resolution amending UNITED-Connecticut’s bylaws, effective as of the effective time of the Rockville/United merger, to provide that the bylaws may be amended by: (a) a majority vote of the board of directors, unless a different vote requirement is prescribed in the bylaws or (b) a majority vote of the votes cast by the stockholders at any meeting, provided that an amendment by the stockholders to the provisions of Articles II (relating to stockholders), III (relating the board of directors) or XII (relating to amendments to the bylaws) requires a vote of not less than 80% of the outstanding capital stock. No bylaws may be amended or repealed unless written notice of such proposed action has been given with respect to the meeting at which such action will be taken. In addition, the bylaws provide that during the three–year period following the merger, any amendment or repeal or provision inconsistent with the provisions of Article IV of the bylaws (relating to Committees) must be adopted by an affirmative vote of at least two-thirds of the full board of directors.

No change, except 80% vote requirement is removed.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification

A Connecticut corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Connecticut corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees

Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation), by reason of service in that capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

Indemnification

UNITED-Connecticut’s bylaws provide that UNITED-Connecticut will indemnify and reimburse each of its current and former directors, officers or employees, or any other agents or persons performing on behalf of UNITED-Connecticut, and their heirs, executors, or administrators, to the fullest extent permitted by law, including but not limited to those situations for which reimbursement and indemnification is permitted under Sections 33-770 through 33-778, inclusive, of the CBCA. In no event will any indemnification payments made by UNITED-Connecticut exceed the amount permissible under the CBCA or the limitations on indemnification imposed by Section 18(k) of the Federal Deposit Insurance Act and the regulations issued thereunder by the Federal Deposit Insurance Corporation

No change except that references to law will be to the DGCL.

Advancement of Expenses

Under Connecticut law, the certificate of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement.

	UNITED-Connecticut’s certificate and bylaws allow for the advancement of expenses.	No change.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

Limitation on Personal Liability of Directors

Section 33-636(b)(4) of the CBCA allows UNITED-Connecticut to include in its certificate of incorporation a provision limiting the personal liability of a director to UNITED-Connecticut or its stockholders for monetary damages in respect of claims for breach of duty as a director, and UNITED-Connecticut has provided in its certificate of incorporation that each director’s liability will be limited to the amount of the compensation received by such director for serving on the board during the year of the violation, provided such breach did not (a) involve a knowing and culpable violation of law by the director, (b) enable the director or an associate, as defined in Section 33-843(3) of the CBCA, to receive an improper personal economic gain, (c) show a lack of good faith and a conscious disregard for the duty of the director to UNITED-Connecticut under circumstances in which the director was aware that his or her conduct or omission created an unjustifiable risk of serious injury to UNITED-Connecticut, (d) constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the director’s duty to UNITED-Connecticut, or (e) create liability under Section 36a-58 of the Connecticut General Statutes. Any lawful repeal or modification of such limitations of liability by the stockholders and the board of directors will not adversely affect any right or protection of a director existing at or prior to the time of such repeal or modification.

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

UNITED-Delaware’s certificate of incorporation will provide for elimination of director liability to the fullest extent permitted by the DGCL. It will continue the reference to Section 36a-58 of the Connecticut General Statutes as an exception.

Provision	UNITED-Connecticut (Connecticut law)	UNITED-Delaware (Delaware law)

DIVIDENDS

Declaration and Payment of Dividends

Under Connecticut law, a corporation may make distributions to its shareholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution.

Delaware law is more restrictive than Connecticut law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

UNITED-Connecticut’s bylaws state that dividends may be declared and paid from the accumulated profits of the Company in excess of the amounts reserved over and above the capital stock paid in, and the Board may declare stock dividends of the unissued capital stock of the Company.

UNITED-Delaware’s bylaws will not change these statutory rules.

Dissenters’ Rights

Holders of record of shares of the Company’s common stock who do not vote in favor of the Charter Change or consent thereto in writing will not be entitled to dissenters’ rights in connection with the Charter Change under Sections 33-856 of the CBCA.

Accounting Treatment of the Charter Change

The Charter Change has no effect from an accounting perspective because there is no change in the entity as a result of the Charter Change. Accordingly, the historical consolidated financial statements of UNITED-Connecticut previously reported to the SEC as of and for all periods through the date of this proxy statement remain the consolidated financial statements of UNITED-Delaware.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Charter Change will be the filing of the Statement of Domestication with the Secretary of State of Connecticut and the filing of the Certificate of Incorporation and the Certificate of Conversion with the Secretary of State of Delaware, and a subsequent listing application with the NASDAQ.

Material United States Federal Income Tax Consequences of the Charter Change

The following discussion summarizes the material United States federal income tax consequences of the Charter Change that are expected to apply generally to holders of the Company’s common stock. This summary is based upon current provisions of the Code, existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

This summary only applies to a holder of the Company’s common stock that is a “U.S. person,” defined to include:

•	a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia);

•	an estate the income of which is subject to United States federal income taxation regardless of its source;

•	a trust if either:

•

a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust, or

•	the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; and

•	any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.

A holder of the Company’s common stock other than a “U.S. person” as so defined is, for purposes of this discussion, a “non-U.S. person.” If a partnership holds the Company’s common stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding the Company’s common stock, you should consult your tax advisor.

This summary assumes that holders of the Company’s common stock hold their shares of the Company’s common stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). No attempt has been made to comment on all United States federal income tax consequences of the Charter Change that may be relevant to particular holders, including holders:

•

who are subject to special treatment under United States federal income tax rules such as dealers in securities, financial institutions, non-U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;

•	who are subject to the alternative minimum tax provisions of the Code;

•	who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

•	who hold their shares as qualified small business stock within the meaning of Section 1202 of the Code; or

•	who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy.

In addition, the following discussion does not address the tax consequences of the Charter Change under state, local and foreign tax laws. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the Charter Change, whether or not they are in connection with the Charter Change.

Accordingly, holders of the Company’s common stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Charter Change in light of their personal circumstances and the consequences of the Charter Change under state, local and foreign tax laws.

The Company believes that the Charter Change of the Company from Connecticut to Delaware will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Charter Change will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and subject to the qualifications and assumptions described in this proxy statement: (i) holders of the Company’s common stock will not recognize any gain or loss as a result of the consummation of the Charter Change, (ii) the aggregate tax basis of shares of the resulting Delaware corporation’s common stock received in the Charter Change will be equal to the aggregate tax basis of the shares of the Company’s common stock converted therefor, and (iii) the holding period of the shares of the resulting Delaware corporation’s common stock received in the Charter Change will include the holding period of the shares of the Company’s common stock converted therefor.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE CHARTER CHANGE AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE CHARTER CHANGE’S POTENTIAL TAX EFFECTS. HOLDERS OF THE COMPANY’S COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE CHARTER CHANGE AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

Approval Requirements

Assuming approval by the shareholders of Proposal 4, the affirmative vote of holders of record of not less than a majority of the outstanding shares of common stock on the record date is required for approval of the proposed change in the Company’s state of incorporation from Connecticut to Delaware. Because the affirmative vote of a majority of our outstanding shares is required to approve this proposal, broker non-votes and abstentions have the same effect as a vote against this proposal. If Proposal 4 is not approved, then an 80% vote of our outstanding shares is required to approve the Charter Change.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM CONNECTICUT TO DELAWARE.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Proposal 7)

The Audit Committee has appointed the firm of Wolf & Company, P.C. to be independent auditors for United for the year ending December 31, 2015, subject to ratification of the appointment by United’s shareholders. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Wolf & Company, P.C., independent certified public accountants, to audit the books and accounts of United for the year ending December 31, 2015. If United’s shareholders do not ratify the appointment, the Audit Committee will consider a change in auditors for the next year.

Wolf & Company, P.C. has advised United that they are independent accountants with respect to the Company, within the meaning of standards established by the Independence Standards Board and federal securities laws administered by the SEC.

Representatives of Wolf & Company, P.C., the Company’s independent registered public accounting firm for the year ended December 31, 2014, are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR

RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C. AS UNITED’S

INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2015.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors knows of no matters to be brought before the Annual Meeting other than procedural matters incident to the conduct of the Annual Meeting. If further business is properly presented, the proxy holders will vote proxies as determined by a majority of the Board of Directors.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Pursuant to the proxy solicitation regulations of the SEC, any shareholder proposal intended for inclusion in the Company’s proxy statement and form of proxy relating to the Company’s 2016 Annual Meeting of Shareholders must be received by the Company by November 24, 2015. The Company’s 2016 Annual Meeting of Shareholders is currently scheduled to take place on May 19, 2016. Nothing in this paragraph shall be deemed to require Rockville to include in its proxy statement and form of proxy any shareholder proposal which does not meet the requirements of the SEC in effect at the time.

In addition, the Company’s Bylaws establish procedures with regard to director nominations and other business proposals to be brought before the 2016 Annual Meeting of Shareholders but not included in the Company’s proxy statement or form of proxy for that meeting. Any new business to be taken up at the 2016 Annual Meeting other than at the direction of the Company’s Board of Directors must be stated in writing and filed with the Company’s corporate secretary at least thirty (30) days before the date of the 2016 Annual Meeting, and all business so stated, proposed, and filed will be considered at such Annual Meeting; but no other proposal other than at the direction of the Board of Directors will be acted upon at the Annual Meeting. Any nominations of directors by stockholders of record must be stated in writing and filed with the Company’s corporate secretary at least one hundred (100) days prior to the 2016 Annual Meeting; provided however, that if fewer than 100 days’ notice of the meeting is given to shareholders, such nomination must be filed with the corporate secretary at least ten (10) business days following the earlier of (1) the date on which notice of such meeting was given to shareholders; or (2) the date on which a public announcement of such meeting was first made. All nominations must comply with the Company’s nomination policy.

ANNUAL REPORTS

Copies of the Company’s 2014 Annual Report to Shareholders, which includes its Annual Report to the SEC on Form 10-K for the year ended December 31, 2014, accompanying this proxy statement are not a part of the proxy solicitation materials. The Annual Report to the SEC accompanying this proxy statement does not include the Form 10-K’s exhibits filed with the SEC. These exhibits are listed in the Form 10-K and can be viewed on the SEC’s website (www.sec.gov) or, upon written request, we will provide any recipient of this proxy statement, free of charge, all exhibits filed at the SEC with the Form 10-K. Requests should be directed to Marliese L. Shaw, Corporate Secretary and Investor Relations, United Financial Bancorp, Inc., 45 Glastonbury Boulevard, Glastonbury, CT 06033.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of such materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of any such document to you if you write or call us at the following address: Marliese L. Shaw, Corporate Secretary and Investor Relations, United Financial Bancorp, Inc., 45 Glastonbury Boulevard, Glastonbury, CT 06033. Ms. Shaw can also be reached by e-mail at mshaw@bankatunited.com. You can request a copy of any such document by visiting the 2015 Annual Meeting page of our Internet website at www.unitedfinancialinc.com. If you want to receive separate copies of the annual report, proxy statement or notice of Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 21, 2015.

The proxy statement, the 2014 Annual Report to Shareholders and the form of proxy are available in the “Financial Information - Annual Meeting Materials” portion of the Investor Relations section of the Company’s website (www.unitedfinancialinc.com, click on “Financial Information” and then click on “Annual Meeting Materials”).

The Board of Directors urges each shareholder, whether or not he or she intends to be present at the Annual Meeting, to complete, sign and return the enclosed proxy as promptly as possible.

By Order of the Board of Directors

/s/ Marliese L. Shaw

Marliese L. Shaw

Corporate Secretary

Exhibit A

Section 13. Amendment of Certificate of Incorporation.

Except as provided in Section 5, no amendment, addition, alteration, change or repeal of this Certificate of Incorporation shall be made, unless such is first proposed by the Board of Directors of the Corporation and thereafter approved by the shareholders by the affirmative vote of a majority of the total votes eligible to be cast at a meeting.~~; provided that, a vote of not less than eighty percent (80%) of the total votes eligible to be cast will be required to amend Sections 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14.~~

Exhibit B

Section 5. Authorized Capital Stock.

The total number of shares of all classes of capital stock which the Corporation is authorized to issue is ~~sixty-two~~ one hundred twenty two million (~~62,000,000~~122,000,000), of which ~~sixty~~one hundred twenty million (~~60,000,000~~120,000,000) shall be common stock, no par value per share, and of which two million shares (2,000,000) shall be preferred stock, no par value per share. The shares may be issued from time to time as authorized by the Board of Directors without further approval of shareholders, except as otherwise provided in this Section 45, or subject to applicable law. The consideration for the issuance of the shares shall be paid in full before their issuance and otherwise shall comply with all requirements of Connecticut law. Upon payment of such consideration, such shares shall be deemed to be fully paid and non-assessable.

Exhibit C

PLAN OF DOMESTICATION

OF

UNITED FINANCIAL BANCORP, INC.

This Plan of Domestication has been adopted by United Financial Bancorp, Inc., a Connecticut corporation (the “Corporation”) as of [    ], 2015.

WITNESSETH:

WHEREAS, the Corporation is a corporation duly organized and existed under the laws of the State of Connecticut; and

WHEREAS, the Corporation wishes to change its domicile of incorporation from Connecticut to Delaware by domesticating in Delaware on the terms set forth herein.

NOW THEREFORE, the Corporation agrees as follows:

1.        The Corporation shall be domesticated in the State of Delaware.

2.        The name of the Corporation immediately prior to the domestication shall, automatically upon such domestication, be the name of the Corporation immediately after the domestication.

3.        The Corporation shall be domesticated as a Delaware business corporation in conformity with the provisions of this Plan of Domestication, as the same may be amended in conformity with Paragraph 6, below (the “Plan”).

4.        There shall be no reclassification of the shares of the Corporation by reason of the domestication, whether into other shares or other securities, obligations, rights to acquire shares or other securities, cash, other property, or any combination of the foregoing.

5.        The Certificate of Incorporation of the Corporation existing immediately prior to the domestication shall, automatically upon such domestication, be replaced by the Amended and Restated Certificate of Incorporation set forth in Annex A hereto.

6.        The Bylaws of the Corporation existing immediately prior to the domestication shall, automatically upon such domestication, be replaced by the Bylaws set forth in Annex B hereto.

7.        The Plan may be amended before filing the documents required by the laws of Connecticut or Delaware to consummate the domestication except that, subsequent to the approval of the Plan by the stockholders of the Corporation, the Plan may not be amended to make any changes that are prohibited by applicable law, including any change that would adversely affect any of the stockholders of the Corporation in any material respect.

This Plan of Domestication has been adopted by the Board of Directors of United Financial Bancorp, Inc. as of the date set forth above.

UNITED FINANCIAL BANCORP, INC., a Connecticut corporation

By:
Name: Marliese L. Shaw
Title: Executive Vice President
Corporate Secretary

Exhibit C

Annex A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

UNITED FINANCIAL BANCORP, INC.

(A Delaware Corporation)

The corporation was originally formed under the Connecticut Business Corporation Act and has been converted to a Delaware corporation under the Delaware General Corporation Law.

Section 1. Name of Corporation.

The name of the corporation shall be UNITED FINANCIAL BANCORP, INC., hereinafter referred to as the “Corporation.”

Section 2. Registered Office and Registered Agent.

The street address of the initial registered office of the Corporation is

                                                                              .

Section 3. Duration.

The duration of the Corporation is perpetual.

Section 4. Purpose and Powers of Corporation.

The nature of the activities to be transacted and the purposes to be promoted, carried out and engaged in by the Corporation are the following:

A.        To pursue any or all of the lawful objectives of a bank holding company chartered pursuant to the laws of the State of Delaware, and to exercise all of the express, implied and incidental powers conferred by such laws and by all amendments or supplements to such laws, subject to all lawful and applicable rules, regulations and orders of the Banking Commissioner of the State of Connecticut (the “Commissioner”), the Federal Reserve Board, or any other state or federal agency having the authority to supervise or regulate the Corporation and the conduct of its business.

B.        Subject to the foregoing paragraph A hereof, to engage generally in any business that may be promoted, carried out and engaged in by a corporation organized under the Delaware General Corporation Law.

Section 5. Authorized Capital Stock.

The total number of shares of all classes of capital stock which the Corporation is authorized to issue is one hundred twenty two million (122,000,000), of which one hundred twenty million (120,000,000) shall be common stock, no par value per share, and of which two million shares (2,000,000) shall be preferred stock, no par value per share. The shares may be issued from time to time as authorized by the Board of Directors without further approval of shareholders, except as otherwise provided in this Section 5, or subject to applicable law. The consideration for the issuance of the shares shall be paid in full before their issuance and otherwise shall comply with all requirements of Connecticut law. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable.

Nothing contained in this Section 5 (or in any other sections herein) shall entitle the holders of any class or series of capital stock to vote as a separate class or series or to more than one vote per share.

A description of the different classes and series (if any) of the Corporation’s capital stock and a statement of the designations, and the relative rights, preferences and limitations of the shares of each class of and series (if any) of capital stock are as follows:

A.        Common Stock. Except as provided in this Section 5 (or in any resolution or resolutions adopted by the Board of Directors pursuant hereto), the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by such holder. There shall be no cumulative voting rights in the election of Directors. Each share of Common Stock shall have the same relative rights as and be identical in all respects with all other shares of Common Stock.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and of any sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the Board of Directors.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of any class having preferences over the Common Stock in the event of liquidation, dissolution or winding up of the Corporation the full preferential amounts of which they are respectively entitled, the holders of the Common Stock, and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets,

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shall be entitled after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

B.        Preferred Stock. Shares of preferred stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of such series to be distinctly designated. All shares of any one series of preferred stock shall be identical. Shares of preferred stock shall not entitle the holder or holders thereof to vote except when specifically authorized to vote by the Board of Directors or if required to vote as a class pursuant to the Delaware General Corporation Law. All other preferences and relative, participating, optional and other special rights of each of such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted exclusive authority to fix, by resolution or resolutions adopted prior to the issuance of any shares of a particular series of preferred stock, the designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of such series including, but without limiting the generality of the foregoing, the following:

i)        The distinctive designation of and the number of shares of preferred stock that shall constitute such series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

ii)        The rate and times at which, and the terms and conditions on which, dividends, if any, on preferred stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or series of the same or other classes of capital stock and whether (and the dates from which) such dividends shall be cumulative or noncumulative;

iii)        The right, if any, of the holders of preferred stock of such series to convert the shares thereof into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of capital stock of the Corporation or any other corporation and the terms and conditions of such conversion or exchange;

iv)        Whether or not preferred stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, the shares of such series may be redeemed;

v)        The rights, if any, of the holders of preferred stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up of the Corporation;

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vi)        The terms of the sinking fund or redemption or purchase account, if any, to be provided for the preferred stock of such series; and

vii)        The voting rights, if any, of the holders of preferred stock in any particular series.

Unless otherwise provided in this Certificate of Incorporation or in the Bylaws of the Corporation, to constitute a quorum for the transaction of business on any matter at a meeting of shareholders, there must be present, in person or by proxy, a majority of the shares of voting stock of the Corporation entitled to vote thereon. The shareholders present at a duly held meeting at which a quorum is present may continue to transact business notwithstanding the withdrawal of enough shares to leave less than a quorum.

The Corporation may from time to time, pursuant to authorization by the Board of Directors of the Corporation and without action by the shareholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences of indebtedness, or other securities of the Corporation in such a manner, upon such terms, and in such amounts as the Board of Directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law or by regulation or order of the Commissioner. Such shares shall constitute authorized but unissued shares.

Section 6. Restrictions on Ownership of Stock

Notwithstanding anything contained in this Certificate of Incorporation or Bylaws of the Corporation to the contrary, until March 3, 2016, the following provision shall apply:

No person shall directly or indirectly offer to acquire or acquire the beneficial ownership of ten percent (10%) or more of any class of any equity security of the Corporation without the prior approval of two-thirds (2/3) of the Board of Directors and the prior written approval of the Commissioner. In the event shares are acquired in violation of this Section 6, all shares beneficially owned by any person in excess of ten percent (10%) shall be considered “excess shares” and shall not be counted as shares entitled to vote, shall not be voted by any person or counted as voting shares in connection with any matter submitted to the shareholders for a vote, and shall not be counted as outstanding for purposes of determining the affirmative vote necessary to approve any matter submitted to the shareholders for a vote.

Notwithstanding anything contained in this Certificate of Incorporation or Bylaws of the Corporation to the contrary, the provisions requiring prior approval of two-thirds (2/3) of the Board of Directors in the event the acquisition of the beneficial ownership of ten percent (10%) or more of any class of any equity security of the Corporation is perpetual, and not limited to the March 3, 2016 end date.

“Beneficial ownership” shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (or any

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successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or provision thereto, pursuant to said Rule 13d-3 as in effect on the date of filing of this Certificate of Incorporation; provided, however, that a person shall, in any event, also be deemed the “beneficial owner” of any common stock:

(1)        which such person or any of its Affiliates (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on the date of filing of this Certificate of Incorporation) beneficially owns, directly or indirectly; or

(2)        which such person or any of its Affiliates has: (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise, or (b) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such Affiliate is otherwise deemed the beneficial owner); or

(3)        which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation; and

provided further, however, that: (a) no director or officer of the Corporation (or any Affiliate of any such director or officer) shall, solely by reason of any or all of such directors or officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any common stock beneficially owned by any other such director or officer (or any Affiliate thereof); and (b) neither any employee stock ownership plan or similar plan of the Corporation or any subsidiary of the Corporation, nor any trustee with respect thereto or any Affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for any purposes hereof, to beneficially own any common stock held under any such plan.

The Board of Directors shall have the power to construe and apply the provisions of this Section and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to: (a) the number of shares of common stock beneficially owned by any person; (b) whether a person is an Affiliate of another; (c) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership; (d) the application of any other definition or operative provision of this Section to the given facts; or (e) any other matter relating to the applicability or effect of this Section.

The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own shares of common stock that are “excess shares” (or

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holds of record common stock beneficially owned by any person in excess of the limit described above) supply the Corporation with complete information as to: (a) the record owner(s) of all shares beneficially owned by such person who is reasonably believed to own shares in excess of the limit described above; and (b) any other factual matter relating to the applicability or effect of this Section as may reasonably be requested of such person.

Special meetings of shareholders relating to changes in control of the Corporation or amendments to its Certificate of Incorporation shall be called only at the direction of the Board of Directors. This provision is perpetual.

Section 7. Preemptive Rights.

Holders of the stock of the Corporation are not entitled to preemptive rights with respect to any shares of the Corporation that may be issued.

Section 8. Directors.

The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. The authorized number of Directors, as stated in the Corporation’s Bylaws, shall not be fewer than eight (8) nor more than sixteen (16). The Directors of the Corporation shall be divided into three (3) classes, namely, Class I, Class II, and Class III, as nearly equal in number as possible as set forth below. At each annual meeting, the successors, if any, to the class of directors whose terms expire at that meeting shall be elected to serve three (3) year terms and until their successors are elected and qualified.

Class I Directors

(Term Expiring at 2016 Annual Meeting)

Carol A. Leary

Stuart E. Magdefrau

Robert A. Stewart, Jr.

Class II Directors

(Term Expiring at 2017 Annual Meeting)

Paula A. Aiello

Michael A. Bars

Kristen A. Johnson

Kevin E. Ross

Class III Directors

(Term Expiring at 2018 Annual Meeting)

William H. W. Crawford, IV

Raymond H. Lefurge, Jr.

Michael F. Crowley

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The personal liability of any Director to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a Director is hereby limited to the amount of the compensation received by the Director for serving the Corporation during the year of the violation except (i) any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; (iv) for any transaction from which the director derived an improper personal benefit; or (v) any acts that create liability under Section 36a-58 of the Connecticut General Statutes. All references in this paragraph to a director shall also be deemed to refer to such other person or persons, if any, who, pursuant to a provision of the certificate of incorporation in accordance with the Delaware General Corporation Law, exercise or perform any of the powers or duties otherwise conferred or imposed upon the board of directors by this title. Any lawful repeal or modification of this provision by the shareholders and the Board of Directors of the Corporation shall not adversely affect any right or protection of a Director existing at or prior to the time of such repeal or modification.

Section 9. Consideration of a Merger or Other Business Combinations

The Directors shall consider the following criteria when determining whether to authorize the Corporation to engage in a merger, consolidation, share exchange, or sale of assets other than in the ordinary course of business:

(a)	the long and short-term interests of the Corporation;
(b)	the long and short-term interests of the Corporation’s shareholders;
(c)	the interests of the Corporation’s employees, customers, creditors and suppliers; and
(d)	community and societal considerations including those of any community in which the Corporation or its subsidiary bank(s), has an office.

A Director may also, in his/her discretion, consider any other factors he/she considers appropriate in determining what he/she believes to be in the Corporation’s best interest.

Section 10. Removal of Directors.

Any Director may be removed from office at any time, for cause only, by the affirmative vote of at least two-thirds (2/3) of the Directors then in office or by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the issued and outstanding shares of the capital stock of the Corporation entitled to vote for the election of Directors.

Section 11. Certain Business Combinations.

Without limiting the restrictions of Section 6 above, the provisions of Section 203 of the Delaware General Corporation Law as in effect on the date hereof (or any succeeding,

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substantially similar statutory provisions) regarding the prohibition of a business combination with an Interested Shareholder for three (3) years as described therein shall also apply to the Corporation and are incorporated herein by reference.

Section 12. Mergers, Consolidations and Other Business Combinations.

Without limiting the restrictions of Section 6 and 11 above, the Corporation may only engage in a merger, consolidation, share exchange or sale of substantially all of the assets of the Corporation other than in the ordinary course of business upon receiving the vote of at least two-thirds (2/3) of the Directors then in office and by the affirmative vote of the holders of shares of capital stock having two-thirds (2/3) of the voting power of all issued and outstanding shares of the capital stock of the Corporation entitled to vote upon such approval, authorization, ratification or determination.

Section 13. Amendment of Certificate of Incorporation.

Except as provided in Section 5, no amendment, addition, alteration, change or repeal of this Certificate of Incorporation shall be made, unless such is first proposed by the Board of Directors of the Corporation and thereafter approved by the shareholders by the affirmative vote of a majority of the total votes eligible to be cast at a meeting.

Section 14. Liquidation Account.

Under the regulations of the State of Connecticut Department of Banking, the Corporation must establish and maintain a liquidation account (the “Liquidation Account”) for the benefit of certain Eligible Account Holders and Supplemental Eligible Account Holders as defined in the Plan of Conversion and Reorganization dated September 16, 2010 (the “Plan of Conversion”). In the event of a complete liquidation involving the (i) Rockville Bank (now United Bank) or (ii) the Corporation and Rockville Bank (now United Bank), the Corporation must comply with the regulations of the Connecticut Department of Banking and the provisions of the Plan of Conversion with respect to the amount and priorities of each Eligible Account Holder’s and Supplemental Eligible Account Holder’s interests in the Liquidation Account. The interest of an Eligible Account Holder or Supplemental Eligible Account Holder in the Liquidation Account does not entitle such account holders to voting rights.

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Exhibit C

Annex B

SECOND AMENDED AND RESTATED

BYLAWS

OF

UNITED FINANCIAL BANCORP, INC.

Effective as of [    ], 2015

i

ii

ARTICLE X. CORPORATE SEAL	10

ARTICLE XI. INDEMNIFICATION	10

ARTICLE XII. AMENDMENTS	10

iii

Second Amended and Restated

Bylaws

of

United Financial Bancorp, Inc.

(Effective as of [    ], 2015)

ARTICLE I. OFFICE

The home office of United Financial Bancorp, Inc. (the “Corporation”) is in Glastonbury, Connecticut.

ARTICLE II. SHAREHOLDERS

Section 1. Place of Meetings. All annual and special meetings of shareholders shall be held at the principal office of the Corporation or at such other place as the Board of Directors may designate from time to time.

Section 2. Annual Meeting. A meeting of the shareholders of the Corporation for the election of Directors and for the transaction of any other business of the Corporation shall be held on such day and at such time and place as the Board of Directors may designate.

Section 3. Special Meetings. Subject to the terms of the Corporation’s Certificate of Incorporation, special meetings of the shareholders for any purpose or purposes may be called at any time by the Chairman of the Board, the Chief Executive Officer, or the Secretary upon the written request of a majority of the Directors or the holders of not less than ten (10%) of all of the outstanding capital stock of the Corporation entitled to vote at the meeting. Such written request shall state the purpose or purposes of the meeting and shall be delivered to the Secretary of the Corporation. Business to be transacted at any special meeting shall be limited to the purpose or purposes stated in the notice to such meeting.

Section 4. Conduct of Meetings. Annual and special meetings shall be conducted in accordance with any requirements prescribed by applicable law or these Bylaws or adopted by the Board of Directors. The Board of Directors shall designate, when present, either the Chairman of the Board or Chief Executive Officer to preside at such meetings.

Section 5. Notice of Meetings. Written notice stating the place, day, and hour of the meeting and the purpose(s) for which the meeting is called shall be delivered not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the Chief Executive Officer, or the Secretary, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the mail, addressed to the shareholder at the address as it appears on the stock transfer books or records of the Corporation as of the record date prescribed in Section 6 of this Article II with postage prepaid. When any shareholders’ meeting, either annual or special, is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed under the provisions of the Delaware General Corporation Law, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date.

Section 6. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors shall fix in advance a date as the record date for any such determination of shareholders. Such date in any case shall be not more than seventy (70) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

Section 7. Voting Requirements. Except as may be otherwise specifically provided in these Bylaws, in the Certificate of Incorporation, or in the Delaware General Corporation Law, the Connecticut Banking Laws, or

1

other applicable law, the affirmative vote, at a meeting of shareholders duly held and at which a quorum is present, of a majority of the voting power of the shares represented at such meeting that are entitled to vote on the subject matter shall be the act of the shareholders.

Section 8. Voting Lists. After fixing the record date for the meeting, the officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of the shareholders of record entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. This list of shareholders shall be kept on file at the principal office of the Corporation and shall be subject to inspection by any shareholder of record, the shareholder’s agent or attorney at any time during usual business hours beginning two (2) business days after the notice of the meeting is given for which the list was prepared and continuing through the meeting. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder of record, the shareholder’s agent or attorney during the entire time of the meeting. The original stock transfer book shall constitute prima facie evidence of the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

Section 9. Quorum. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is set for that adjourned meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to constitute less than a quorum. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number of shareholders voting together or voting by classes is required by law or the Certificate of Incorporation.

Section 10. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney in fact and filed with the Secretary of the Corporation, the inspector of election or the officer or agent of the Corporation authorized to tabulate votes. A proxy shall be filed with the Secretary of the Corporation prior to the meeting to the extent required by Delaware law. No proxy shall be valid more than eleven (11) months from the date of its execution unless a longer period is expressly provided in the appointment.

Section 11. Voting of Shares in the Name of Two or More Persons. When ownership stands in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the shareholders of the Corporation any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

Section 12. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by any officer, agent, or proxy as the Bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine. Shares held by an administrator, executor, guardian, or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares outstanding in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name. Shares outstanding in the name of a receiver may be voted by such receiver, and shares held by or under control of a receiver may be voted by such receiver without the transfer into his or her name if authority to do so is consigned in an appropriate order of the court or other public authority by which such receiver was appointed.

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A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Section 13. No Cumulative Voting. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder. No holder of such shares shall be entitled to cumulative voting for any purpose, including, but not limited to, the election of Directors.

Section 14. Inspectors of Election. In advance of any meeting of shareholders, the Board of Directors may appoint one or more inspectors to act at a meeting of shareholders and make a written report of the inspector’s determinations. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting or at the meeting by the Chairman of the Board or the Chief Executive Officer. Each inspector shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of the inspector’s ability. An inspector may be an officer or employee of the Corporation.

Unless otherwise prescribed by law, the duties of such inspectors shall include: determining the number of shares outstanding and the voting power of each share, the shares represented at the meeting, and the validity of proxies and ballots; counting and tabulating all votes or consents; and determining the result.

Section 15. New Business. Any new business to be taken up at the annual meeting other than at the direction of the Board of Directors shall be stated in writing and filed with the Secretary of the Corporation at least thirty (30) days before the date of the annual meeting, and all business so stated, proposed, and filed shall be considered at the annual meeting; but no other proposal other than at the direction of the Board of Directors shall be acted upon at the annual meeting. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, Directors, and committees.

Section 16. Director Nominations. Any nominations of Directors by shareholders of record shall be stated in writing and filed with the Secretary of the Corporation at least one hundred (100) days prior to any meeting of shareholders called for the election of directors; provided however, that if fewer than 100 days’ notice of the meeting is given to shareholders, such nomination shall be filed with the Secretary of the Corporation not later than ten (10) business days following the earlier of (i) the date on which notice of such meeting was given to shareholders; or (ii) the date on which a public announcement of such meeting was first made. All nominations must comply with the Board of Directors’ nomination policy.

ARTICLE III. BOARD OF DIRECTORS

Section 1. General Powers. The property, business and affairs of the Corporation shall be under the direction of its Board of Directors.

Section 2. Board Composition.

(a) Effective as of the Effective Time (as defined in the Agreement and Plan of Merger, dated as of November 14, 2013, by and between United Financial Bancorp, Inc. (“United”) and Rockville Financial, Inc. (“Rockville”), as the same may be amended from time to time (the “Merger Agreement”)) and notwithstanding any other provision of these Bylaws that may be to the contrary, the Board of Directors of the Corporation shall consist of ten (10) Directors, half of whom shall be former members of the Board of Directors of Rockville chosen by Rockville (the “Former Rockville Directors”), including William H. W. Crawford, IV, and half of whom shall be former members of the Board of Directors of United (other than Richard B. Collins, who will be replaced by J. Jeffrey Sullivan) chosen by United (the “Former United Directors”). The Former United Directors and Former Rockville Directors shall be apportioned among the three (3) classes of the Board of Directors as nearly evenly as is possible. The placement of specific Former United Directors by class shall be as determined

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by United, and the placement of specific Former Rockville Directors by class shall be as determined by Rockville, in each case subject to the preceding sentence; provided, however, that each of Messrs. Crawford and Sullivan shall be placed in the class whose term shall expire at the Corporation’s first annual meeting of shareholders following the Effective Time (or special meeting in lieu thereof) and, subject to satisfaction of the Corporation’s then-existing re-nomination policies and criteria applicable to incumbent directors, shall be nominated for a full term; and provided further, however, that all Former Rockville Directors and Former United Directors (or any successors thereto nominated in accordance with these Bylaws) whose terms shall expire at the Corporation’s first and second annual meetings of shareholders following the Effective Time (or special meetings in lieu thereof), subject to satisfaction of the Corporation’s then-existing re-nomination policies and criteria applicable to incumbent Directors, shall be nominated for full terms. During the period (the “Three-Year Period”) beginning immediately following the Effective Time and extending through the point in time immediately prior to the later of the Corporation’s third annual meeting of shareholders following the Effective Time (or special meeting in lieu thereof) or the 2017 annual meeting of shareholders (collectively, the “Third Annual Meeting”), the number of Directors of the Corporation shall be as determined by a two-thirds vote of the entire Board of Directors; provided that the Board of Directors shall consist of an equal number of Former Rockville Directors and Former United Directors. Following the expiration of the Three-Year Period (for the avoidance of doubt, the election of Directors at the Third Annual Meeting shall be deemed for purposes of these Bylaws to follow the expiration of the Three-Year Period, and the provisions of this sentence shall apply to such election), the number of Directors of the Corporation shall be as determined by a two-thirds vote of the entire Board of Directors, and the requirement to have an equal number of Former Rockville Directors and Former United Directors shall expire. Subject to Article IV of these Bylaws, each of the Former Rockville Directors and Former United Directors shall serve on committees of the Board of Directors, consistent with their expertise and interest, and based on the needs of the Board of Directors and the requirements of such positions.

(b) The Board of Directors has resolved that, effective as of the Effective Time and notwithstanding any other provision of these Bylaws that may be to the contrary, Robert A. Stewart, Jr. shall serve as Chairman of the Board of Directors and Raymond H. Lefurge, Jr. shall serve as Vice Chairman of the Board of Directors. If, during the Three-Year Period, (i) Robert A. Stewart, Jr. cannot serve as Chairman of the Board of Directors, then a new Chairman of the Board of Directors shall be elected by a majority vote of the Former United Directors, or (ii) Mr. Lefurge cannot serve as Vice Chairman of the Board of Directors, then a new Vice Chairman of the Board of Directors shall be elected by a majority vote of the Former Rockville Directors.

(c) Until the expiration of the Three-Year Period, the provisions of this Section 2 may be modified, amended or repealed, and any Bylaw provision inconsistent with the provisions of this Section 2 may be adopted, only by an affirmative vote of at least two-thirds of the full Board of Directors.

Section 3. Regular Meetings. A regular meeting of the Board of Directors for the appointment of officers and the transaction of any other business that may come before such meeting shall be held without other notice than this Bylaw following the annual meeting of shareholders. The Board of Directors shall meet regularly without notice at a time and place fixed by resolution of the Board of Directors. Directors may participate in a meeting by means of a conference telephone or similar communications device through which all persons participating can hear each other at the same time. Participation by such means shall constitute presence in person for all purposes.

Section 4. Qualifications. A Director need not be a resident of the State of Delaware or Connecticut or a shareholder of the Corporation. Any person under the age of twenty-five (25) is ineligible to be elected to the Board of Directors. No person aged seventy (70) years or more is eligible for election or re-election as a Director; provided, however, that, during the Three-Year Period (for the avoidance of doubt, the election of Directors at the Third Annual Meeting shall be deemed to follow the expiration of the Three-Year Period), no Former United Director or Former Rockville Director who served as a Director as of the Effective Time shall be ineligible for re-election as a Director by virtue of being aged seventy (70) years or more at the time of re-election.

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Section 5. Special Meetings. Special Meetings of the Board of Directors may be held upon the call of the Chief Executive Officer or Chairman at any time; and the Chief Executive Officer or Chairman must, upon written request of any two Directors, stating the purpose thereof, call a Special Meeting to be held not less than seven (7) or more than fifty (50) days after the receipt of such request. Written notice of the date, time, place and general purpose of all Special Meetings of the Board of Directors shall be given to each Director in person or by mail to the residence or usual place of business of each Director at least five (5) days prior to the date of such meeting.

Section 6. Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 7. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is prescribed by law or by these Bylaws.

Section 8. Action Without a Meeting. Any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if one or more consents in writing, setting forth the action so taken, shall be signed by all of the Directors and delivered to the Corporation. Such consents shall be filed with the Secretary in the minute books of the Corporation.

Section 9. Resignation. Any Director may resign at any time by sending a written notice of such resignation to the Board of Directors, the Chairman of the Board or the Corporation. Such resignation shall take effect when delivered unless the notice specifies a later effective date upon receipt by the Chairman of the Board or the Chief Executive Officer.

Section 10. Vacancies. Any vacancy occurring on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors although less than a quorum of the Board of Directors; provided, however, that, during the Three-Year Period, the Board of Directors shall consider for election only nominees recommended by the Governance and Nominating Committee. A Director elected to fill a vacancy, including a vacancy resulting from an increase in the number of Directors, shall be elected to serve for a term expiring at the next annual meeting at which Directors are elected and which such Director’s successor shall have been elected and qualified.

Section 11. Director Nominations. During the Three-Year Period, but excluding nominations with respect to the Third Annual Meeting, the Governance and Nominating Committee shall nominate for election to the full Board of Directors in accordance with applicable federal securities laws and applicable stock listing regulations, by majority vote of the Former Rockville Directors serving on the Governance and Nominating Committee (with respect to election of a successor to a Former Rockville Director (it being understood that a Former Rockville Director may be re-elected as his or her successor)) or by majority vote of the Former United Directors serving on the Governance and Nominating Committee (with respect to election of a successor to a Former United Director (it being understood that a Former United Director may be re-elected as his or her successor)), as the case may be, Board nominees for election and/or re-election to the Board at the annual meeting of shareholders and candidates to fill vacancies on the Board in between annual meetings of shareholders. During the Three-Year Period, (a) any person elected to replace a Former Rockville Director shall be deemed to be a “Former Rockville Director” for all purposes under these Bylaws and (b) any person elected to replace a Former United Director shall be deemed to be a “Former United Director” for all purposes under these Bylaws.

Beginning with nominations for election to the Board at the Third Annual Meeting, the Governance and Nominating Committee shall recommend to the full Board of Directors, by majority vote, Board nominees for election and/or re-election to the Board at the annual meeting of shareholders and candidates to fill vacancies on the Board in between annual meetings of shareholders. Beginning with nominations for election to the Board at the Third Annual Meeting, the Board of Directors shall nominate Board nominees for election and/or re-election

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to the Board at the annual meeting of shareholders and shall fill vacancies on the Board in between annual shareholder meetings from the candidates recommended by the Governance and Nominating Committee in accordance with the foregoing procedure.

Section 12. Compensation. The Board of Directors shall have authority to fix fees of Directors, including a reasonable allowance for expenses actually incurred in connection with their duties.

Section 13. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any association matter is taken shall be presumed to have assented to the action taken unless: (a) he or she objects at the beginning of the meeting, or promptly upon his or her arrival, to holding it or transacting business at the meeting; (b) his or her dissent or abstention from the action taken shall be entered in the minutes of the meeting; or (c) he or she shall file a written notice of such dissent or abstention to such action with the presiding officer of the meeting before the adjournment thereof or to the Corporation immediately after adjournment of the meeting. Such right to dissent or abstain shall not apply to a Director who voted in favor of such action.

Section 14. Removal of Directors. At a meeting of shareholders called expressly for that purpose, any Director may be removed only for cause by a vote of the holders of not less than two-thirds (2/3) of the Board of Directors and eighty percent (80%) of the shares then entitled to vote at an election of Directors.

ARTICLE IV. COMMITTEES

Section 1. Appointment. Effective as of the Effective Time, the Board of Directors shall maintain the following Committees of the Board of Directors: Executive Committee, Audit Committee, Compensation Committee, and Governance and Nominating Committee. The designation of any committee pursuant to this Section 1 and the delegation of authority shall not operate to relieve the Board of Directors, or any Director, of any responsibility imposed by law or regulation. The Board may establish other committees from time to time.

Section 2. Executive Committee. Effective as of the Effective Time, the Board of Directors shall appoint an Executive Committee. During the Three-Year Period, (a) the Executive Committee shall consist of eight (8) Directors, four (4) of whom shall be Former Rockville Directors and four (4) of whom shall be Former United Directors, (b) the Chairman of the Executive Committee shall be the Chairman of the Board and (c) the Executive Committee shall include the Chairman of the Board, the Vice Chairman of the Board, the Chairmen of each of the Audit, Compensation and Governance and Nominating Committees, an at-large Former United Director and two at-large Former Rockville Directors (provided that the Chairman of the Risk Committee of United Bank (successor to Rockville Bank) shall be one of the at-large Former Rockville Directors to the extent such Chairman is serving on the Board of Directors of the Corporation). Except as required by law or as otherwise provided by the Board of Directors, the Executive Committee shall be vested with the full powers and authority of the Board of Directors of the Corporation.

Section 3. Audit Committee. Effective as of the Effective Time, the Board of Directors shall appoint an Audit Committee, all of the members of which shall be independent as required by applicable federal securities laws and any applicable stock listing regulations. During the Three-Year Period, (a) the Audit Committee shall consist of an equal number of Former Rockville Directors and Former United Directors unless the Board unanimously determines otherwise and (b) the Chairman of the Audit Committee shall be a Former United Director and shall be designated by a majority vote of the Former United Directors. At least one (1) one member shall be a financial expert in accordance with applicable federal securities law and any applicable stock listing regulations, or disclosure must be made in accordance with applicable securities disclosure rules. The Audit Committee shall, annually, have an audit or examination of the books, records, accounts and affairs of the Corporation made by certified public accountants selected by the Audit Committee in accordance with Delaware law and applicable federal securities laws. The Audit Committee shall have authority to determine what other or further audits or examinations of the Corporation or its affairs shall be made, the extent thereof and by whom the same shall be made and to arrange therefore.

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Section 4. Compensation Committee. Effective as of the Effective Time, the Board of Directors shall appoint a Compensation Committee, all of the members of which shall be independent as required by applicable federal securities laws and any applicable stock listing regulations. During the Three-Year Period, (a) the Compensation Committee shall consist of an equal number of Former Rockville Directors and Former United Directors unless the Board unanimously determines otherwise and (b) the Chairman of the Compensation Committee shall be a Former Rockville Director and shall be designated by a majority vote of the Former Rockville Directors. The Compensation Committee shall have such powers as are delegated from time to time by the Board of Directors.

Section 5. Governance and Nominating Committee. Effective as of the Effective Time, the Board of Directors shall appoint a Governance and Nominating Committee, all of the members of which shall be independent as required by applicable federal securities laws and any applicable stock listing regulations. During the Three-Year Period, (a) the Governance and Nominating Committee shall consist of an equal number of Former Rockville Directors and Former United Directors unless the Board unanimously determines otherwise and (b) the Chairman of the Governance and Nominating Committee shall be a Former United Director and shall be designated by a majority vote of the Former United Directors. Until (and excluding elections to the Board at) the Third Annual Meeting, the Governance and Nominating Committee shall nominate persons for election and/or re-election in accordance with applicable federal securities laws, any applicable stock listing regulations and these Bylaws. Beginning with nominations for election to the Board at the Third Annual Meeting, and in accordance with applicable federal securities laws and stock listing requirements, the Governance and Nominating Committee shall recommend to the Board of Directors, Board nominees for election and/or re-election to the Board at the annual meeting of shareholders and candidates to fill vacancies on the Board between annual meetings of shareholders. The Governance and Nominating Committee shall have such other powers as are delegated from time to time by the Board of Directors.

Section 6. Other Committees. The Board of Directors may by resolution establish other Committees composed of Directors as they may determine to be necessary or appropriate for the conduct of the business of the Corporation and may prescribe the duties, constitution, and procedures thereof. Notwithstanding the foregoing, during the Three-Year Period, (a) any such resolution of the Board of Directors shall be approved by two-thirds of the full Board of Directors and (b) each Committee shall consist of an equal number of Former Rockville Directors and Former United Directors.

Section 7. Quorum. A majority of the members of any Committee shall constitute a quorum, and the vote of a majority of the members present at a meeting shall be the act of the Committee.

Section 8. Amendments. During the Three-Year Period, the provisions of this Article IV may be modified, amended or repealed, and any Bylaw provision inconsistent with the provisions of this Article IV may be adopted, only by an affirmative vote of at least two-thirds of the full Board of Directors.

ARTICLE V. OFFICERS

Section 1. Positions. The officers of the Corporation shall be a Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, and a Treasurer and/or a Chief Financial Officer, each of whom shall be elected by the Board of Directors. The Board of Directors may designate one or more Vice Presidents as Executive Vice President, Senior Vice President or other designation. The Board of Directors may also elect or authorize the appointment of such other officers as the business of the Corporation may require. The officers shall have such authority and perform such duties as the Board of Directors may from time to time authorize or determine. In the absence of action by the Board of Directors, the officers shall have such powers and duties as generally pertain to their respective offices. Except as otherwise provided herein, any two (2) or more offices may be held by the same person.

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Section 2. Chairman and Vice Chairman of the Board. It shall be the duty of the Chairman of the Board to preside, when present, at all meetings of the Board of Directors. The Chairman shall perform such duties and have such powers as may from time to time be prescribed by statutes or by these Bylaws, or by the Board of Directors. The Chairman of the Board of Directors may not serve as the Chief Executive Officer of the Corporation. The Vice Chairman of the Board shall assume the duties of the Chairman in his or her absence. The Vice Chairman shall also perform such duties as may be prescribed from time to time by the Board of Directors; during the Three-Year Period, he or she shall assist with the integration of the Former United Directors and Former Rockville Directors.

Section 3. Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the Corporation and shall have the active management of the business, property and affairs of the Corporation, subject to the authority of the Board of Directors. The Chief Executive Officer shall be responsible for driving the strategic objectives of the Corporation. In the absence of the Chairman and Vice Chairman of the Board, the Chief Executive Officer may preside at meetings of the Board of Directors, or with his or her approval a chairman of the meeting may be appointed to preside. He or she shall perform such duties and have such powers as are incident to the office of the Chief Executive Officer and as may from time to time be prescribed by statute or by these Bylaws, or by the Board of Directors. As of the Effective Time, William H. W. Crawford, IV shall be appointed as Chief Executive Officer. The removal of Mr. Crawford from, or the failure to appoint Mr. Crawford to, the Chief Executive Officer position, and any amendment to or termination of any employment agreement with Mr. Crawford, prior to the expiration of the Three-Year Period, and any determination not to nominate Mr. Crawford as a Director of the Corporation, prior to the Third Annual Meeting, shall each require the affirmative vote of at least two-thirds of the full Board of Directors, excluding Mr. Crawford.

Section 4. President. The President shall be an executive officer reporting on a straight line to the Chief Executive Officer and shall have such line authority as designated by the Chief Executive Officer and shall otherwise assist the Chief Executive Officer in the active management of the business, property and affairs of the Corporation, subject to the authority of the Board of Directors. As of the Effective Time, J. Jeffrey Sullivan shall be appointed as President. The removal of Mr. Sullivan from, or the failure to appoint Mr. Sullivan to, the President position, and any amendment to or termination of any employment agreement with Mr. Sullivan, prior to the expiration of the Three-Year Period, and any determination not to nominate Mr. Sullivan as a Director of the Corporation, prior to the Third Annual Meeting, shall each require the affirmative vote of at least two-thirds of the full Board of Directors, excluding Mr. Sullivan.

Section 5. Appointment and Term of Office. The officers of the Corporation shall be appointed annually at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the appointment of officers is not made at such meeting, such appointment shall be held as soon thereafter as possible. Each officer shall hold office until a successor has been duly appointed and qualified or until the officer’s death, resignation or removal in the manner hereinafter provided. Appointment of an officer, employee, or agent shall not of itself create contractual rights. The Board of Directors may authorize the Corporation to enter into an employment contract with any officer in accordance with applicable regulations; but no such contract shall impair the right of the Board of Directors to remove any officer at any time in accordance with Section 6 of this Article V.

Section 6. Removal. Except as otherwise provided in these Bylaws, any officer may be removed by the Board of Directors at any time with or without cause. An officer’s removal does not affect the officer’s contract rights, if any, with the Corporation.

Section 7. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

Section 8. Remuneration. The remuneration of the named executive officers shall be determined by, or at the direction of, the Board of Directors or the Human Resources Committee pursuant to policies developed by such bodies from time to time in compliance with applicable law, regulations and rules.

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ARTICLE VI. CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1. Contracts. Except as otherwise prescribed by law or these Bylaws with respect to certificates for shares and subject always to the directions of the Board of Directors, the Chief Executive Officer may authorize any officer, employee, or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

Section 2. Loans. Subject always to the specific directions of the Board of Directors, no loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless executed in its name by the Chief Executive Officer or the President or such officer as may be designated by the Chief Executive Officer or the President. Such authority may be general or confined to specific instances.

Section 3. Checks, Drafts, etc. Subject always to the specific directions of the Board of Directors, all checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Corporation shall be signed by one or more officers, employees or agents of the Corporation in such manner as shall from time to time be determined by the Chief Executive Officer or the President.

Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in any duly authorized depositories as the Board of Directors may select.

ARTICLE VII. CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 1. Certificates for Shares. The shares of the Corporation’s stock may be certificated or uncertificated, as provided under the Delaware General Corporation Law, and shall be entered into the books of the Corporation and registered as they are issued. Any registered shareholder shall be entitled to a physical stock certificate upon written request to the transfer agent or registrar of the Corporation. In the case of certified shares, certificates representing shares of capital stock of the Corporation shall be in such form as shall be determined by the Board of Directors and permitted by law. Such certificates shall be signed by the Chief Executive Officer or by any other officer of the Corporation authorized by the Board of Directors, attested by the Chief Financial Officer, and sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Corporation itself or one of its employees. Each certificate for shares of capital stock shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares are issued, with the owner of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate, if such shares were represented by a certificate, for a like number of shares has been surrendered and cancelled, except that in the case of a lost or destroyed certificate, a new certificate may be issued upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

Section 2. Transfer of Shares. Subject to any applicable restrictions on transfer and ownership of securities, and unless otherwise provided by the Board of Directors, transfers of capital stock of the Corporation, if such stock is certificated, shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record or by his or her legal representative, who shall furnish proper evidence of such authority, or by his or her attorney authorized by a duly executed power of attorney filed with the Corporation. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name shares of capital stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner for all purposes. Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, the Corporation shall cancel the uncertificated shares and issue new equivalent uncertificated shares or certificated shares to the shareholder entitled thereto. Such transfers of stock shall be recorded on the books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Any or all of the signatures required by this Section may be made by facsimile.

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ARTICLE VIII. FISCAL YEAR

The fiscal year of the Corporation shall end on the 31st day of December of each year.

ARTICLE IX. DIVIDENDS

The Board of Directors may authorize and the Corporation may pay dividends and make distributions to shareholders to the extent permitted by law. Such dividends will be payable to shareholders of record at the close of business on the date determined by the Board of Directors provided that if the Board of Directors does not designate the record date for determining shareholders entitled to a distribution, it shall be the date the Board of Directors authorizes the distribution. Such distribution shall be paid on a named day not more than seventy (70) days thereafter, and the Directors may further close the transfer books during the period from the day as of which the right to such dividend is determined through the day upon which the same is to be paid. No dividend shall be paid unless duly voted by the Directors of the Corporation. Dividends may be paid in cash, property, or shares of the Corporation.

ARTICLE X. CORPORATE SEAL

The seal of the Corporation shall have inscribed thereon the name of the Corporation and the words “Seal” and “Delaware”.

ARTICLE XI. INDEMNIFICATION

The Corporation shall indemnify and reimburse each current and former Director, officer or employee of this Corporation, or any other agent or person performing on behalf of the Corporation, and his or her heirs, executors, or administrators, to the fullest extent permitted by law, including but not limited to those situations for which reimbursement and/or indemnification is permitted under Section 145 of the Delaware General Corporation Law. In no event shall any payments made by the Corporation pursuant to this Article XI exceed the amount permissible under state or federal law, including but not limited to the limitations on indemnification imposed by Section 18(k) of the Federal Deposit Insurance Act and the regulations issued thereunder by the Federal Deposit Insurance Corporation.

ARTICLE XII. AMENDMENTS

These Bylaws may be amended by: (i) the approval of the amendment by a majority vote of the Board of Directors, unless a different vote requirement is prescribed by these Bylaws; or (ii) a majority vote of the votes cast by the shareholders of the Corporation at any meeting. No Bylaws shall be amended or repealed unless written notice of such proposed action shall have been given with respect to the meeting at which such action shall be taken.

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Exhibit D

STATEMENT OF DOMESTICATION

OF

UNITED FINANCIAL BANCORP, INC.

This Statement of Domestication has been adopted by United Financial Bancorp, Inc., a Connecticut corporation (the “Corporation”) as of [    ], 2015, pursuant to Section 34-645 of the Connecticut General Statutes.

WITNESSETH:

WHEREAS, the Corporation is a corporation duly organized and existed under the laws of the State of Connecticut; and

WHEREAS, the Corporation wishes to change its domicile of incorporation from Connecticut to Delaware by domesticating in Delaware on the terms set forth herein; and

WHEREAS, a Plan of Domestication of the Corporation dated [    ], 2015 (the “Plan of Domestication”) has been adopted by the Board of Directors of the Corporation and approved by the shareholders of the Corporation entitled to vote thereon.

NOW THEREFORE, the Corporation agrees as follows:

1.          The Corporation shall be domesticated in the State of Delaware.

2.         The name of the Corporation immediately prior to the domestication shall, automatically upon such domestication, be the name of the Corporation immediately after the domestication.

3.         The Corporation shall be domesticated as a Delaware business corporation in conformity with the provisions of the Plan of Domestication, which was approved in accordance with Part V of Chapter 616 of the Connecticut General Statutes.

4.         The Secretary of State of the State of Connecticut may send any process served on the Secretary of the State pursuant to subsection (e) of Section 34-646 to: United Bank, 45 Glastonbury Boulevard, Glastonbury, Connecticut 06033, Attn: Eric R. Newell.

5.         This Statement of Domestication shall be effective upon filing with the Secretary of State of the State of Connecticut.

[SIGNATURE PAGE TO FOLLOW]

This Statement of Domestication has been approved by United Financial Bancorp, Inc. as of the date set forth above.

UNITED FINANCIAL BANCORP, INC., a Connecticut corporation

By:
Name:
Title:

Exhibit E

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

1.)	The jurisdiction where the Non-Delaware Corporation first formed is Connecticut.

2.)	The jurisdiction immediately prior to filing this Certificate is Connecticut.

3.)	The date the Non-Delaware Corporation first formed is 9/13/2010.

4.)	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is United Financial Bancorp, Inc.

5.)	The name of the Corporation as set forth in the Certificate of Incorporation is United Financial Bancorp, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the day of , A.D. 2015.

By:

Name:
Print or Type

Title:
Print or Type

Exhibit F

STATE of DELAWARE

CERTIFICATE of INCORPORATION

A STOCK CORPORATION

• First: The name of this Corporation is

                                                                                                                                                                      .

•	Second: Its registered office in the State of Delaware is to be located at

                                                              Street, in the City of

County of                                Zip Code                     .

The registered agent in charge thereof is                                                                                       .

                                                                                                                                                                      .

Third: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

• Fourth: The amount of the total stock of this corporation is authorized to issue is                                                   shares (number of authorized shares) with a par value of                                               per share.

• Fifth: The name and mailing address of the incorporator are as follows:

Name

Mailing Address

                                                  Zip Code

•

I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this                      day of                     , A.D. 20        .

BY:
(Incorporator)

NAME:
(type or print)

UNITED FINANCIAL BANCORP, INC. 45 GLASTONBURY BLVD. GLASTONBURY, CT 06033

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M87885-P63288                    KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.        DETACH AND RETURN THIS PORTION ONLY

UNITED FINANCIAL BANCORP, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all nominees in Proposal 1.
1.	Election of Directors Nominees:		☐	☐	☐
01) Paula A. Aiello
02) Carol A. Leary
03) Kevin E. Ross
The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain				For	Against	Abstain
2.	To approve an advisory (non-binding) proposal on the Company’s executive compensation.		☐	☐	☐	5.	To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 120,000,000.		☐	☐	☐
The Board of Directors recommends you vote 1 YEAR on the following proposal:		1 Year	2 Years	3 Years	Abstain	6.	To approve an amendment to the Certificate of Incorporation to allow for the conversion of the Company from the State of Connecticut to Delaware.		☐	☐	☐
3.	To consider and approve an advisory (non-binding) proposal on the frequency of submission of the vote regarding the Company’s executive compensation.	☐	☐	☐	☐	7.	Ratification of the appointment of Wolf & Company, P.C. as independent auditors of the Company for the year ending December 31, 2015.		☐	☐	☐
The Board of Directors recommends you vote FOR Proposals 4 through 7.			For	Against	Abstain
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
4.	To approve the amendment of the Certificate of Incorporation to eliminate the 80% super majority vote on certain Certificate of Incorporation amendments.		☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.					☐
Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report and Notice and Proxy Statement are available at

www.unitedfinancialinc.com - click Financial Information and Annual Meeting Materials

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M87886-P63288

UNITED FINANCIAL BANCORP, INC. Annual Meeting of Shareholders May 21, 2015 2:00 PM This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Michael A. Bars, Michael F. Crowley and Robert A. Stewart Jr., or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of UNITED FINANCIAL BANCORP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 2:00 PM, EDT on May 21, 2015, at the Springfield Sheraton, One Monarch Place, Springfield, Massachusetts 01144, and any adjournments thereof. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

This proxy, when properly executed, will be voted as directed or, if no direction is given, will be voted “FOR” the nominees under Proposal 1; “FOR” the approval of an advisory (non-binding) proposal on the Company’s executive compensation under Proposal 2; “FOR” a 1 Year frequency vote on the Company’s executive compensation under Proposal 3; “FOR” the amendment of the Certificate of Incorporation to eliminate the 80% super majority vote under Proposal 4; “FOR” the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock under Proposal 5; “FOR” the amendment to the Certificate of Incorporation to allow for the conversion of the Company from Connecticut to Delaware under Proposal 6; and “FOR” the ratification of United Financial Bancorp, Inc.’s appointment of independent auditors in Proposal 7; and in accordance with the determination of a majority of the Board of Directors as to any other matters. If the proxy is not marked to withhold authority to vote for the nominees, it will be voted FOR the nominees.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on the Revocable Proxy. If it is inaccurate, please include your correct address above.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side